UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	September 30, 2019

Date of reporting period:	October 1, 2018 — September 30, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Dynamic Asset Allocation Conservative Fund

Annual report
9 | 30 | 19

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PACAX

Putnam Dynamic
Asset Allocation
Conservative Fund

Annual report
9 | 30 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

November 7, 2019

Dear Fellow Shareholder:

We believe your mutual fund investment offers a number of advantages, such as investment diversification and daily liquidity. Putnam funds also include a commitment to active investing. Putnam’s portfolio managers and analysts take a research-intensive approach that incorporates risk management strategies designed to serve you through changing conditions.

To support your overall investment program, we believe that the counsel of a financial advisor is prudent. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals, determining your appropriate level of risk, and reviewing your investments on a regular basis.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you. We thank you for investing with Putnam.

Putnam Dynamic Asset Allocation Conservative Fund is designed for investors seeking total return consistent with preservation of capital. The fund’s target mix of 70% bonds and 30% stocks has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The portfolio managers of Putnam’s Global Asset Allocation group have extensive experience analyzing how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

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Diversification can help to reduce volatility over time

With today’s market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated that a more diversified portfolio can outperform in the long run.

Dynamic Asset Allocation Conservative Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Putnam Conservative Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 65% the Bloomberg Barclays U.S. Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

* The fund’s secondary benchmark, the Putnam Conservative Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/19. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on pages 16–17.

4 Dynamic Asset Allocation Conservative Fund

How was the market environment during the reporting period?

International financial markets had uneven results during the reporting year. The U.S.–China trade conflict, signs of slowing global growth, and fears of a recession have weighed on global equity markets. Market volatility sent stocks on a rollercoaster ride before they recouped some of the losses by the end of the period. The S&P 500 Index, a broad measure of U.S. stocks, rallied 4.25%, and the MSCI World Index [ND] rose 1.83% during the period.

President Trump’s back-and-forth exchange with China regarding trade and tariffs has increased volatility in asset markets and soured business sentiment. China and the United States, the world’s two largest economies, have imposed tariffs on billions of dollars’ worth of one another’s exports since the start of 2018. As of September 2019, both countries indicated that trade officials will try to resolve their differences despite higher tensions over the summer.

Against this backdrop, the Federal Reserve lowered short-term interest rates for the second time this year. The July 2019 cut was the first since the financial crisis as the central bank

Dynamic Asset Allocation Conservative Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 9/30/19. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 9/30/19. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

6 Dynamic Asset Allocation Conservative Fund

acted to guard the economy against trade uncertainties and cooling global growth. The rate cuts are also part of an effort to keep borrowing cheap, credit available, and businesses and consumers confident.

Geopolitical uncertainty also weighed on markets in Europe. British Prime Minister Boris Johnson suspended Parliament, escalating fears that an October 2019 no-deal Brexit would become reality. However, a high court decision reversed the suspension. Germany, Europe’s largest economy, was on the brink of a recession. As the world was bracing for more turbulence, central banks around the world have been cutting borrowing costs. The European Central Bank lowered one of its policy rates to a record low and rolled out a broader package of monetary stimulus.

Market worries also drove many investors to bonds. Different parts of the U.S. Treasury yield curve inverted during the period, stoking fear the economy may be headed for a recession. The difference in the yields of the 2-year and the benchmark 10-year Treasury note turned negative in August 2019 for the first time since 2007. In addition, the 1-year, 2-year, and 10-year note yields have traded below the 3-month yield. The interest rate-sensitive Bloomberg Barclays U.S. Aggregate Bond Index rose 10.30% during the 12-month reporting period.

How did Putnam Dynamic Asset Allocation Conservative Fund perform during the period?

The fund returned 3.98% over the trailing 12 months, and underperformed its primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, an all-fixed-income index. The fund underperformed its secondary, custom benchmark, the Putnam Conservative Blended Benchmark, which contains both stocks and bonds in similar allocations as the fund.

What strategies affected performance?

The fund’s underperformance against the secondary benchmark over the past year was driven by a combination of dynamic allocation decisions and active implementation/security selections.

Most of the fund’s asset allocation weakness was from the fourth quarter of 2018. We entered the fourth quarter with an out-of-benchmark commodities position and an underweight position in duration risk relative to the custom benchmark. We increased our exposure to equities at the end of October 2018 and in mid-November 2018 — both times expecting a reversal in the markets, which did not immediately materialize.

In addition, we also increased our commodity position in mid-November on the belief that the sell-off was overdone and that commodities were priced at attractive levels. We were too optimistic in our expectations of a near-term reversal, but a reversal did eventually materialize. Maintaining these positions helped offset some of the negative performance as energy and stock prices rebounded at the start of 2019.

Our active implementation decisions and security selections also detracted during the period. They were driven by our quantitative strategies for U.S. large-cap and international developed equity markets. Our team analyzes stock market history to identify characteristics of stocks [factors] that have excess risk-adjusted returns. Despite a strong long-term relationship between these factors and positive stock performance, the strategies underperformed. We did see positive contributions from our fixed-income selection strategies, but that was not enough to offset losses from equity selection.

What is your outlook for the markets and the economy?

We expect continued episodic spikes in equity and bond market volatility, as has been the

Dynamic Asset Allocation Conservative Fund 7

case over the past two years, symptomatic of the late-cycle environment we are now in. We believe investors should remain cautious because of the risks related to the outcome of U.S.–China trade talks and to the downtrend in global growth.

The global economy has cooled in 2019 as uncertainties about tariffs undermine demand for exports and business investment. The continued, gradual slowdown in global economic growth is something we are closely monitoring. We believe the U.S. economy is also likely to expand at a slower pace compared with 2018. On the positive side, the jobless rate is near an historic low and consumer spending has been strong.

Federal Reserve Open Market Committee [FOMC] members in September 2019 raised their predictions of GDP growth for this year to 2.2% from 2.1% in June 2019. Fed Chair Jerome Powell said that central bank officials expect the economy to expand at a moderate rate. He has called the rate cuts an “insurance against ongoing risks.” In actual data, the U.S. economy expanded at a 2.0% annual rate in the second quarter after growing 3.1% in the first quarter, according to the latest estimate from the Bureau of Economic Analysis.

We recently eliminated our underweight position in rate-sensitive fixed-income securities. We believe that U.S. interest rates are anchored by the low or even negative rates seen in other global government bonds, although they could move higher over the next several years, in our view.

Our outlook for equities improved slightly during the third quarter. Our quantitative models have recently become more bullish, and we are encouraged by how broad-based recent stock market performance has been.

Finally, we maintain our slightly negative outlook for credit risks. High-yield bond spreads — the difference in yield between two securities — have narrowed, and our quantitative model remains bearish. We believe there is potential for spreads to widen further.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Dynamic Asset Allocation Conservative Fund

The fund increased its dividend. Would you explain the reason?

In February 2019, the fund’s income distribution rate per class A share rose from $0.017 to $0.019. This increase was made possible due to a higher level of income in the portfolio. Similar increases were made to other share classes.

Thank you, Jason, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Dynamic Asset Allocation Conservative Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2019, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R5, R6, and Y shares are not available to all investors. Effective November 25, 2019, class M shares will no longer be available for purchase and will convert automatically to class A shares. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (2/7/94)
Before sales charge	5.75%	84.66%	6.33%	23.81%	4.36%	14.59%	4.64%	3.98%
After sales charge	5.51	74.04	5.70	16.70	3.14	8.00	2.60	–2.00
Class B (2/18/94)
Before CDSC	5.50	74.21	5.71	19.36	3.60	12.17	3.90	3.24
After CDSC	5.50	74.21	5.71	17.43	3.27	9.17	2.97	–1.71
Class C (9/1/94)
Before CDSC	5.42	71.27	5.53	19.33	3.60	12.05	3.87	3.27
After CDSC	5.42	71.27	5.53	19.33	3.60	12.05	3.87	2.28
Class M (2/7/95)
Before sales charge	5.21	75.65	5.80	20.84	3.86	12.94	4.14	3.52
After sales charge	5.07	69.51	5.42	16.61	3.12	8.98	2.91	–0.10
Class P (8/31/16)
Net asset value	6.04	90.21	6.64	25.94	4.72	16.01	5.08	4.48
Class R (1/21/03)
Net asset value	5.56	80.60	6.09	22.25	4.10	13.71	4.38	3.69
Class R5 (7/2/12)
Net asset value	6.04	90.06	6.63	25.76	4.69	15.60	4.95	4.26
Class R6 (7/2/12)
Net asset value	6.06	90.99	6.68	26.14	4.75	15.92	5.05	4.42
Class Y (7/14/94)
Net asset value	6.02	89.25	6.59	25.30	4.61	15.43	4.90	4.20

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares

10 Dynamic Asset Allocation Conservative Fund

before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class P, R5, and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P, R5, and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 9/30/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Bloomberg Barclays U.S.
Aggregate Bond Index	5.28%	44.48%	3.75%	18.07%	3.38%	9.03%	2.92%	10.30%
Putnam Conservative
Blended Benchmark*	—†	88.04	6.52	30.01	5.39	18.65	5.87	8.01
Lipper Mixed-Asset Target
Allocation Conservative	5.50	70.90	5.45	21.00	3.87	14.30	4.55	4.95
Funds category average‡

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Putnam Conservative Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 65% the Bloomberg Barclays U.S. Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Conservative Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/19, there were 322, 306, 266, 195, and 10 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $17,421 and $17,127, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $16,951. A $10,000 investment in the fund’s class P, R, R5, R6, and Y shares would have been valued at $19,021, $18,060, $19,006, $19,099 and $18,925, respectively.

Dynamic Asset Allocation Conservative Fund 11

Fund price and distribution information For the 12-month period ended 9/30/19

Distributions	Class A		Class B	Class C	Class M		Class P	Class R	Class R5	Class R6	Class Y
Number	12		12	12	12		12	12	12	12	12
Income	$0.220		$0.142	$0.143	$0.169		$0.262	$0.192	$0.250	$0.256	$0.244
Capital gains
Long-term gains	0.277		0.277	0.277	0.277		0.277	0.277	0.277	0.277	0.277
Short-term gains	—		—	—	—		—	—	—	—	—
Total	$0.497		$0.419	$0.420	$0.446		$0.539	$0.469	$0.527	$0.533	$0.521
	Before	After	Net	Net	Before	After	Net	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value	value
9/30/18	$10.86	$11.52	$10.77	$10.71	$10.73	$11.12	$10.89	$11.17	$10.90	$10.90	$10.90
9/30/19	10.76	11.42	10.67	10.61	10.63	11.02	10.80	11.08	10.80	10.81	10.80

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. Effective November 25, 2019, all outstanding class M shares were converted to class A shares, and class M shares are no longer available for purchase. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y
Total annual operating expenses
for the fiscal year ended 9/30/18	0.99%	1.74%	1.74%	1.49%	0.60%	1.24%	0.71%	0.64%	0.74%
Annualized expense ratio for the
six-month period ended 9/30/19*	1.00%	1.75%	1.75%	1.50%	0.60%	1.25%	0.71%	0.64%	0.75%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 4/1/19 to 9/30/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.11	$8.92	$8.92	$7.65	$3.07	$6.38	$3.63	$3.27	$3.83
Ending value (after expenses)	$1,036.80	$1,033.20	$1,032.50	$1,034.70	$1,038.80	$1,035.20	$1,038.20	$1,038.30	$1,037.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 9/30/19, use the following calculation method. To find the value of your investment on 4/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.06	$8.85	$8.85	$7.59	$3.04	$6.33	$3.60	$3.24	$3.80
Ending value (after expenses)	$1,020.05	$1,016.29	$1,016.29	$1,017.55	$1,022.06	$1,018.80	$1,021.51	$1,021.86	$1,021.31

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

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Consider these risks before investing

Allocation of assets among asset classes may hurt performance. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC. Effective November 25, 2019, class M shares will no longer be available for purchase and will convert automatically to class A shares.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae),

Dynamic Asset Allocation Conservative Fund 15

Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Putnam Conservative Blended Benchmark is a benchmark administered by Putnam Management, comprising 65% the Bloomberg Barclays U.S. Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

MSCI EAFE Index (ND) is a free float-adjusted market capitalization index that is designed to measure the equity performance of large and mid-cap markets in developed countries, excluding the U.S. and Canada. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

16 Dynamic Asset Allocation Conservative Fund

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2019, Putnam employees had approximately $473,000,000 and the Trustees had approximately $73,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Dynamic Asset Allocation Conservative Fund 17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 Dynamic Asset Allocation Conservative Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2019, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2019, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2019 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2019. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of

Dynamic Asset Allocation Conservative Fund 19

the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2018. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2018. Putnam Management and PSERV have agreed to maintain these expense limitations until at least January 30, 2021. The support of Putnam Management and PSERV for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2018. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2018 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends

20 Dynamic Asset Allocation Conservative Fund

in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, after a strong start to the year, 2018 was a mixed year for The Putnam Funds, with the Putnam open-end Funds’ performance, on an asset-weighted basis, ranking in the 54th percentile of their Lipper Inc. (“Lipper”) peers (excluding those Putnam funds that are evaluated based on their total returns versus selected investment benchmarks). The Trustees also noted that The Putnam Funds were ranked by the Barron’s/Lipper Fund Families survey as the 41st-best performing mutual fund complex out of 57 complexes for the one-year period ended December 31, 2018 and the 29th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2018. The Trustees observed that The Putnam Funds’ performance over the longer-term continued to be strong, ranking 6th out of 49 mutual fund complexes in the survey over the ten-year period ended 2018. In addition, the Trustees noted that 22 of the funds were four- or five-star rated by Morningstar Inc. at the end of 2018. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2018 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the

Dynamic Asset Allocation Conservative Fund 21

performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Mixed-Asset Target Allocation Conservative Funds) for the one-year, three-year and five-year periods ended December 31, 2018 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd
Three-year period	3rd
Five-year period	1st

Over the one-year, three-year and five-year periods ended December 31, 2018, there were 346, 315 and 278 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires in 2018 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

22 Dynamic Asset Allocation Conservative Fund

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Dynamic Asset Allocation Conservative Fund 23

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Asset Allocation Funds and Shareholders
of Putnam Dynamic Asset Allocation Conservative Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Dynamic Asset Allocation Conservative Fund (one of the funds constituting Putnam Asset Allocation Funds, referred to hereafter as the “Fund”) as of September 30, 2019, the related statement of operations for the year ended September 30, 2019, the statement of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 7, 2019

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

24 Dynamic Asset Allocation Conservative Fund

The fund’s portfolio 9/30/19

COMMON STOCKS (42.0%)*	Shares	Value
Basic materials (1.4%)
Air Liquide SA (France)	539	$76,725
Akzo Nobel NV (Netherlands)	126	11,233
Anglo American PLC (United Kingdom)	29,023	667,742
Arkema SA (France)	4,619	430,549
Armstrong World Industries, Inc.	3,400	328,780
Axalta Coating Systems, Ltd. †	19,200	578,880
Azrieli Group, Ltd. (Israel)	237	18,612
BHP Billiton PLC (United Kingdom)	23,260	495,455
Boliden AB (Sweden)	4,482	103,012
Celanese Corp.	3,800	464,702
CF Industries Holdings, Inc.	26,400	1,298,880
Corteva, Inc.	65,000	1,820,000
Covestro AG (Germany)	16,883	835,434
CRH PLC (Ireland)	11,844	407,807
Eastman Chemical Co.	9,200	679,236
Eiffage SA (France)	524	54,326
Fortescue Metals Group, Ltd. (Australia)	78,316	465,163
Glencore PLC (United Kingdom)	4,721	14,207
HeidelbergCement AG (Germany)	8,196	592,452
HOCHTIEF AG (Germany)	3,145	358,558
JFE Holdings, Inc. (Japan)	3,600	43,283
LyondellBasell Industries NV Class A	2,700	241,569
Newcrest Mining, Ltd. (Australia)	2,767	64,899
NewMarket Corp.	700	330,463
Nippon Steel Corp. (Japan)	4,100	57,087
Nucor Corp.	902	45,921
PPG Industries, Inc.	4,400	521,444
Reliance Steel & Aluminum Co.	4,500	448,470
Rio Tinto PLC (United Kingdom)	21,867	1,131,655
Rio Tinto, Ltd. (Australia)	1,303	81,500
Sherwin-Williams Co. (The)	491	269,986
Shin-Etsu Chemical Co., Ltd. (Japan)	7,700	823,232
Steel Dynamics, Inc.	22,700	676,460
Taisei Corp. (Japan)	11,900	460,592
Tosoh Corp. (Japan)	19,900	262,818
W.R. Grace & Co.	3,000	200,280
		15,361,412
Capital goods (2.7%)
ACS Actividades de Construccion y Servicios SA (Spain)	14,948	597,286
Allison Transmission Holdings, Inc.	13,500	635,175
BAE Systems PLC (United Kingdom)	11,275	79,020
Ball Corp.	9,049	658,858
Berry Plastics Group, Inc. †	14,800	581,196
Caterpillar, Inc.	11,700	1,477,827
Cummins, Inc.	13,700	2,228,579
Curtiss-Wright Corp.	1,600	206,992
Dassault Aviation SA (France)	115	162,697
Dover Corp.	8,200	816,392

Dynamic Asset Allocation Conservative Fund 25

COMMON STOCKS (42.0%)* cont.	Shares	Value
Capital goods cont.
Emerson Electric Co.	20,600	$1,377,316
Faurecia SA (France)	12,094	573,675
General Dynamics Corp.	304	55,550
HD Supply Holdings, Inc. †	19,936	780,993
HEICO Corp.	4,700	586,936
Hitachi, Ltd. (Japan)	26,200	974,822
Honeywell International, Inc.	23,764	4,020,869
IDEX Corp.	4,100	671,908
Ingersoll-Rand PLC	18,400	2,267,064
Johnson Controls International PLC	1,146	50,298
L3Harris Technologies, Inc.	343	71,564
Legrand SA (France)	5,749	410,306
Lockheed Martin Corp.	11,610	4,528,597
Northrop Grumman Corp.	188	70,461
Obayashi Corp. (Japan)	22,500	223,908
Republic Services, Inc.	9,500	822,225
Roper Technologies, Inc.	2,000	713,200
Sandvik AB (Sweden)	54,232	844,823
Teledyne Technologies, Inc. †	1,600	515,184
Tervita Corp. (Canada) †	59	334
Waste Management, Inc.	21,144	2,431,560
		29,435,615
Communication services (2.2%)
Altice USA, Inc. Class A †	38,100	1,092,708
AT&T, Inc.	17,007	643,545
BCE, Inc. (Canada)	2,609	126,191
BT Group PLC (United Kingdom)	102,775	225,666
Comcast Corp. Class A	139,400	6,284,152
Crown Castle International Corp. R	15,200	2,112,952
Deutsche Telekom AG (Germany)	48,209	808,884
Equinix, Inc. R	800	461,440
Eutelsat Communications SA (France)	5,479	101,969
Hikari Tsushin, Inc. (Japan)	2,000	432,462
HKT Trust & HKT, Ltd. (Units) (Hong Kong)	33,000	52,378
Juniper Networks, Inc.	28,448	704,088
KDDI Corp. (Japan)	40,200	1,050,312
Nippon Telegraph & Telephone Corp. (Japan)	12,300	586,532
NTT DoCoMo, Inc. (Japan)	2,700	68,745
SES SA (France)	1,806	32,922
Telephone & Data Systems, Inc.	10,900	281,220
Telstra Corp., Ltd. (Australia)	317,568	752,342
Verizon Communications, Inc.	144,366	8,713,932
		24,532,440
Conglomerates (0.3%)
AMETEK, Inc.	11,900	1,092,658
Danaher Corp.	16,400	2,368,652
Mitsui & Co., Ltd. (Japan)	3,600	58,865
Orkla ASA (Norway)	5,864	53,344
		3,573,519

26 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (42.0%)* cont.	Shares	Value
Consumer cyclicals (5.5%)
ABC-Mart, Inc. (Japan)	600	$38,123
Amazon.com, Inc. †	7,224	12,540,214
Aristocrat Leisure, Ltd. (Australia)	36,394	751,663
Automatic Data Processing, Inc.	20,917	3,376,422
AutoZone, Inc. †	71	77,008
Berkeley Group Holdings PLC (The) (United Kingdom)	4,672	240,061
Best Buy Co., Inc.	31,700	2,186,983
Booking Holdings, Inc. †	2,100	4,121,481
Brambles, Ltd. (Australia)	13,176	101,382
Bridgestone Corp. (Japan)	2,700	104,480
CK Hutchison Holdings, Ltd. (Hong Kong)	41,500	366,409
Clear Channel Outdoor Holdings, Inc. †	1,356	3,417
Compagnie Generale des Etablissements Michelin SCA (France)	6,881	767,995
Compass Group PLC (United Kingdom)	3,000	77,203
CoStar Group, Inc. †	800	474,560
Daiwa House Industry Co., Ltd. (Japan)	11,400	369,650
Discovery, Inc. Class A † S	31,500	838,845
Dollar Tree, Inc. †	756	86,305
Ecolab, Inc.	154	30,498
Expedia, Inc.	15,800	2,123,678
Extended Stay America, Inc. (Units)	20,400	298,656
Fiat Chrysler Automobiles NV (Italy)	53,583	693,358
Ford Motor Co.	2,232	20,445
Fox Corp. Class B	476	15,013
Geberit International AG (Switzerland)	963	459,863
Genting Bhd (Singapore)	456,800	290,840
Harvey Norman Holdings, Ltd. (Australia)	20,025	61,227
Harvey Norman Holdings, Ltd. (Rights) (Australia) †	3,669	4,445
Hermes International (France)	1,272	878,988
Hilton Worldwide Holdings, Inc.	19,500	1,815,645
Home Depot, Inc. (The)	688	159,630
iHeartMedia, Inc. Class A †	577	8,655
Industria de Diseno Textil SA (Inditex) (Spain)	12,272	379,875
Interpublic Group of Cos., Inc. (The)	25,600	551,936
Jardine Matheson Holdings, Ltd. (Hong Kong)	600	32,100
KAR Auction Services, Inc. S	18,700	459,085
Kering SA (France)	1,678	855,119
Kimberly-Clark Corp.	541	76,849
Liberty Media Corp.-Liberty SiriusXM Class A †	7,200	299,304
Liberty Media Corp.-Liberty SiriusXM Class C †	1,800	75,528
Lowe’s Cos., Inc.	24,000	2,639,040
Macquarie Infrastructure Co., LLC	5,600	221,032
News Corp. Class A	19,586	272,637
Nielsen Holdings PLC	25,300	537,625
Nintendo Co., Ltd. (Japan)	2,500	925,318
Norwegian Cruise Line Holdings, Ltd. †	18,400	952,568
Omnicom Group, Inc.	22,800	1,785,240
PayPal Holdings, Inc. †	66,100	6,847,299
Peugeot SA (France)	37,143	926,275

Dynamic Asset Allocation Conservative Fund 27

COMMON STOCKS (42.0%)* cont.	Shares	Value
Consumer cyclicals cont.
Porsche Automobil Holding SE (Preference) (Germany)	1,050	$68,324
Publicis Groupe SA (France)	640	31,474
PulteGroup, Inc.	9,300	339,915
Ross Stores, Inc.	698	76,675
RTL Group SA (Belgium)	663	31,883
Secom Co., Ltd. (Japan)	300	27,352
ServiceMaster Global Holdings, Inc. †	5,700	318,630
Sinclair Broadcast Group, Inc. Class A	10,800	461,592
Sony Corp. (Japan)	19,600	1,150,531
Subaru Corp. (Japan)	500	14,058
Taylor Wimpey PLC (United Kingdom)	140,190	278,378
TJX Cos., Inc. (The)	2,425	135,170
Toyota Motor Corp. (Japan)	700	46,716
Verisk Analytics, Inc. Class A	5,500	869,770
Volvo AB (Sweden)	61,347	861,558
Walmart, Inc.	30,400	3,607,872
Walt Disney Co. (The)	589	76,758
Wolters Kluwer NV (Netherlands)	11,936	871,386
		60,488,014
Consumer staples (4.1%)
Altria Group, Inc.	454	18,569
Ashtead Group PLC (United Kingdom)	29,842	830,712
Associated British Foods PLC (United Kingdom)	19,830	561,517
British American Tobacco PLC (United Kingdom)	13,162	486,714
Carlsberg A/S Class B (Denmark)	5,843	863,661
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	9	66,460
Coca-Cola Co. (The)	122,092	6,646,688
Coca-Cola European Partners PLC (United Kingdom)	3,824	212,041
Coca-Cola HBC AG (Switzerland)	20,664	675,075
Darden Restaurants, Inc.	13,200	1,560,504
Essity AB Class B (Sweden)	24,563	716,875
Heineken Holding NV (Netherlands)	324	32,260
Hershey Co. (The)	12,185	1,888,553
Imperial Brands PLC (United Kingdom)	19,458	437,389
ITOCHU Corp. (Japan)	44,300	914,065
Japan Tobacco, Inc. (Japan)	1,600	35,011
Koninklijke Ahold Delhaize NV (Netherlands)	4,391	109,862
Mondelez International, Inc. Class A	63,445	3,509,777
Nestle SA (Switzerland)	12,589	1,365,801
PepsiCo, Inc.	35,391	4,852,106
Procter & Gamble Co. (The)	55,996	6,964,782
Rakuten, Inc. (Japan)	30,000	295,491
Starbucks Corp.	74,246	6,564,831
Sundrug Co., Ltd. (Japan)	4,800	150,936
Swedish Match AB (Sweden)	533	22,042
Sysco Corp.	4,372	347,137
Tesco PLC (United Kingdom)	67,567	200,216
Unilever NV (Netherlands)	21,179	1,273,086
Unilever PLC (United Kingdom)	19,304	1,160,652

28 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (42.0%)* cont.	Shares	Value
Consumer staples cont.
US Foods Holding Corp. †	15,100	$620,610
Wesfarmers, Ltd. (Australia)	1,997	53,645
WH Group, Ltd. (Hong Kong)	86,500	77,476
Wilmar International, Ltd. (Singapore)	73,900	199,433
WM Morrison Supermarkets PLC (United Kingdom)	16,254	40,030
Woolworths Group, Ltd. (Australia)	38,457	967,660
		44,721,667
Energy (1.8%)
Chevron Corp.	71,319	8,458,433
ConocoPhillips	66,100	3,766,378
Equinor ASA (Norway)	37,921	721,310
Exxon Mobil Corp.	8,658	611,341
HollyFrontier Corp.	4,100	219,924
MWO Holdings, LLC (Units) F	42	1,421
Nine Point Energy F	540	1,080
Occidental Petroleum Corp.	1,509	67,105
OMV AG (Austria)	6,876	369,029
Phillips 66	25,688	2,630,451
Plains GP Holdings LP Class A †	5,117	108,634
Repsol SA (Spain)	695	10,863
Royal Dutch Shell PLC Class B (United Kingdom)	74,687	2,200,279
Santos, Ltd. (Australia)	115,516	602,689
		19,768,937
Financials (7.3%)
3i Group PLC (United Kingdom)	35,236	505,379
ABN AMRO Group NV GDR (Netherlands)	33,814	596,139
Aflac, Inc.	31,273	1,636,203
AGNC Investment Corp. R	55,000	884,950
AIB Group PLC (Ireland)	9,425	27,983
Allianz SE (Germany)	5,779	1,347,003
Allstate Corp. (The)	12,808	1,391,973
Ally Financial, Inc.	25,000	829,000
American Express Co.	794	93,914
American Financial Group, Inc.	3,300	355,905
Ameriprise Financial, Inc.	11,900	1,750,490
Annaly Capital Management, Inc. R	109,600	964,480
Apartment Investment & Management Co. Class A R	8,100	422,334
Apple Hospitality REIT, Inc. R	15,300	253,674
Aroundtown SA (Luxembourg)	3,528	28,855
Athene Holding, Ltd. Class A (Bermuda) †	14,531	611,174
AvalonBay Communities, Inc. R	4,800	1,033,584
Aviva PLC (United Kingdom)	172,335	846,094
AXA SA (France)	3,174	81,056
Axis Capital Holdings, Ltd.	3,700	246,864
Baloise Holding AG (Switzerland)	2,470	442,499
Banco Bilbao Vizcaya Argenta (Spain)	183,143	954,268
Bank Leumi Le-Israel BM (Israel)	86,271	613,979
Bank of Montreal (Canada)	1,034	76,158
BNP Paribas SA (France)	22,305	1,085,988

Dynamic Asset Allocation Conservative Fund 29

COMMON STOCKS (42.0%)* cont.	Shares	Value
Financials cont.
BOC Hong Kong Holdings, Ltd. (Hong Kong)	82,000	$278,296
Brixmor Property Group, Inc. R	33,300	675,657
Broadridge Financial Solutions, Inc.	1,364	169,723
Brookfield Property REIT, Inc. Class A R S	12,700	258,953
Camden Property Trust R	4,800	532,848
Canadian Imperial Bank of Commerce (Canada)	853	70,379
Capital One Financial Corp.	22,700	2,065,246
CBRE Group, Inc. Class A †	16,000	848,160
Cheung Kong Property Holdings, Ltd. (Hong Kong)	117,000	792,669
Chimera Investment Corp. R	11,300	221,028
Citigroup, Inc.	117,400	8,109,992
CME Group, Inc.	887	187,459
CNP Assurances (France)	1,332	25,741
Credit Agricole SA (France)	50,566	613,975
Deutsche Boerse AG (Germany)	3,336	521,413
Deutsche Wohnen AG (Germany)	3,725	135,972
Direct Line Insurance Group PLC (United Kingdom)	15,589	57,541
Discover Financial Services	21,000	1,702,890
Duke Realty Corp. R	20,600	699,782
E*Trade Financial Corp.	31,900	1,393,711
Equity Lifestyle Properties, Inc. R	3,000	400,800
Everest Re Group, Ltd.	2,000	532,180
Federal Realty Investment Trust R	3,100	422,034
Gaming and Leisure Properties, Inc. R	12,300	470,352
Goldman Sachs Group, Inc. (The)	7,300	1,512,779
Goodman Group (Australia) R	33,741	322,928
Hang Seng Bank, Ltd. (Hong Kong)	28,400	612,374
Hartford Financial Services Group, Inc. (The)	24,200	1,466,762
Henderson Land Development Co., Ltd. (Hong Kong)	102,900	479,203
Hongkong Land Holdings, Ltd. (Hong Kong)	7,700	43,274
HSBC Holdings PLC (United Kingdom)	11,213	86,113
Intercontinental Exchange, Inc.	137	12,641
Investor AB Class B (Sweden)	4,982	243,481
Invitation Homes, Inc. R	29,400	870,534
Israel Discount Bank, Ltd. Class A (Israel)	82,597	363,296
Japan Prime Realty Investment Corp. (Japan) R	36	170,802
Jones Lang LaSalle, Inc.	3,100	431,086
JPMorgan Chase & Co.	96,388	11,343,904
KBC Groep NV (Belgium)	6,207	403,348
Kerry Properties, Ltd. (Hong Kong)	18,000	55,463
Klepierre (France) R	1,902	64,597
Legal & General Group PLC (United Kingdom)	277,569	847,752
Liberty Property Trust R	7,800	400,374
Lincoln National Corp.	17,300	1,043,536
Loews Corp.	939	48,340
LPL Financial Holdings, Inc.	5,000	409,500
Medical Properties Trust, Inc. R	34,800	680,688
MetLife, Inc.	61,700	2,909,772
MGIC Investment Corp.	38,400	483,072

30 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (42.0%)* cont.	Shares	Value
Financials cont.
Mitsubishi UFJ Lease & Finance Co., Ltd. (Japan)	25,100	$144,855
Mizuho Financial Group, Inc. (Japan)	43,900	67,236
Morgan Stanley	62,900	2,683,943
National Australia Bank, Ltd. (Australia)	1,723	34,539
National Bank of Canada (Canada)	1,850	92,050
New Residential Investment Corp. R	42,800	671,104
NN Group NV (Netherlands)	447	15,854
OneMain Holdings, Inc.	6,200	227,416
ORIX Corp. (Japan)	56,800	846,287
Outfront Media, Inc. R	11,500	319,470
Partners Group Holding AG (Switzerland)	1,100	844,025
Popular, Inc. (Puerto Rico)	6,400	346,112
Prudential Financial, Inc.	21,400	1,924,930
Raymond James Financial, Inc.	7,600	626,696
Reinsurance Group of America, Inc.	3,215	514,014
RenaissanceRe Holdings, Ltd.	287	55,520
Sampo Oyj Class A (Finland)	725	28,827
Sekisui House, Ltd. (Japan)	10,300	202,428
Singapore Exchange, Ltd. (Singapore)	9,300	56,992
STORE Capital Corp. R	17,400	650,934
Sumitomo Mitsui Financial Group, Inc. (Japan)	30,093	1,028,380
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	7,700	277,449
Sun Communities, Inc. R	3,400	504,730
Sun Hung Kai Properties, Ltd. (Hong Kong)	24,000	345,407
Swire Properties, Ltd. (Hong Kong)	23,800	74,700
Swiss Life Holding AG (Switzerland)	383	183,086
Swiss Prime Site AG (Switzerland)	506	49,507
Synchrony Financial	54,500	1,857,905
TD Ameritrade Holding Corp.	498	23,257
Toronto-Dominion Bank (Canada)	1,653	96,384
Two Harbors Investment Corp. R	21,800	286,234
U.S. Bancorp	970	53,680
Unum Group	20,300	603,316
VICI Properties, Inc. R S	33,200	751,980
Vonovia SE (Germany)	2,044	103,707
Weingarten Realty Investors R	8,600	250,518
Zurich Insurance Group AG (Switzerland)	275	105,255
		80,521,093
Health care (5.0%)
Abbott Laboratories	57,300	4,794,291
AbbVie, Inc.	28,665	2,170,514
Advanz Pharma Corp. (Canada) †	214	2,566
Alfresa Holdings Corp. (Japan)	10,200	227,631
Allergan PLC	7,500	1,262,175
AmerisourceBergen Corp.	9,800	806,834
Amgen, Inc.	22,239	4,303,469
Astellas Pharma, Inc. (Japan)	61,800	879,346
Biogen, Inc. †	8,900	2,072,098
Bristol-Myers Squibb Co.	3,873	196,400

Dynamic Asset Allocation Conservative Fund 31

COMMON STOCKS (42.0%)* cont.	Shares	Value
Health care cont.
Cardinal Health, Inc.	4,400	$207,636
Charles River Laboratories International, Inc. †	2,700	357,399
Chemed Corp.	1,200	501,084
Cigna Corp.	91	13,813
Cooper Cos., Inc. (The)	2,400	712,800
Dentsply Sirona, Inc.	13,500	719,685
Edwards Lifesciences Corp. †	7,300	1,605,343
Eli Lilly & Co.	8,480	948,318
Fresenius Medical Care AG & Co., KGaA (Germany)	387	26,026
Gilead Sciences, Inc.	23,866	1,512,627
GlaxoSmithKline PLC (United Kingdom)	22,606	484,915
H Lundbeck A/S (Denmark)	269	8,922
Hill-Rom Holdings, Inc.	4,800	505,104
Hologic, Inc. †	12,300	621,027
Ipsen SA (France)	1,507	143,067
Johnson & Johnson	37,783	4,888,365
Koninklijke Philips NV (Netherlands)	22,013	1,019,706
Laboratory Corp. of America Holdings †	96	16,128
Masimo Corp. †	1,100	163,669
McKesson Corp.	15,082	2,061,106
Medtronic PLC	52,083	5,657,255
Merck & Co., Inc.	56,166	4,728,054
Novartis AG (Switzerland)	14,348	1,244,102
Novo Nordisk A/S Class B (Denmark)	24,448	1,256,851
Ono Pharmaceutical Co., Ltd. (Japan)	600	10,860
Pfizer, Inc.	52,978	1,903,500
Quest Diagnostics, Inc.	779	83,376
Roche Holding AG (Switzerland)	7,138	2,077,283
Sanofi (France)	484	44,872
Sartorius Stedim Biotech (France)	1,490	208,525
Shionogi & Co., Ltd. (Japan)	16,000	887,713
Smith & Nephew PLC (United Kingdom)	5,913	142,426
Sonic Healthcare, Ltd. (Australia)	3,144	59,523
Suzuken Co., Ltd. (Japan)	4,700	252,116
Thermo Fisher Scientific, Inc.	2,900	844,683
UCB SA (Belgium)	6,676	484,616
UnitedHealth Group, Inc.	213	46,289
Zimmer Biomet Holdings, Inc.	11,200	1,537,424
Zoetis, Inc.	7,057	879,232
		55,580,764
Technology (9.0%)
Accenture PLC Class A	1,054	202,737
Adobe, Inc. †	22,100	6,105,125
Agilent Technologies, Inc.	25,000	1,915,750
Alphabet, Inc. Class A †	11,402	13,923,388
Apple, Inc.	41,642	9,326,558
Aspen Technology, Inc. †	6,100	750,788
Avaya Holdings Corp. †	4,685	47,928
Black Knight, Inc. †	7,500	457,950

32 Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (42.0%)* cont.	Shares	Value
Technology cont.
Broadcom, Inc.	8,200	$2,263,774
Brother Industries, Ltd. (Japan)	6,600	119,395
Cadence Design Systems, Inc. †	21,006	1,388,076
Capgemini SE (France)	4,233	498,747
CDW Corp. of Delaware S	8,100	998,244
Cisco Systems, Inc.	177,463	8,768,447
Cognizant Technology Solutions Corp. Class A	1,616	97,388
eBay, Inc.	70,000	2,728,600
F5 Networks, Inc. †	8,126	1,141,053
Facebook, Inc. Class A †	3,600	641,088
Fair Isaac Corp. †	1,800	546,336
Fidelity National Information Services, Inc.	695	92,268
Fiserv, Inc. †	454	47,030
Fortinet, Inc. †	22,100	1,696,396
FUJIFILM Holdings Corp. (Japan)	14,000	613,734
Fujitsu, Ltd. (Japan)	2,700	216,125
Garmin, Ltd.	7,700	652,113
Genpact, Ltd.	11,300	437,875
Hoya Corp. (Japan)	11,600	946,131
IBM Corp.	19,185	2,789,883
Intel Corp.	809	41,688
Intuit, Inc.	15,447	4,107,975
Keysight Technologies, Inc. †	12,300	1,196,175
KLA Corp.	12,200	1,945,290
Lam Research Corp.	3,300	762,663
Leidos Holdings, Inc.	14,243	1,223,189
Maxim Integrated Products, Inc.	678	39,263
Microsoft Corp.	62,522	8,692,433
NEC Corp. (Japan)	2,300	96,999
Nexon Co., Ltd. (Japan) †	45,000	545,619
Nomura Research Institute, Ltd. (Japan)	19,900	395,883
NTT Data Corp. (Japan)	8,300	107,008
Nuance Communications, Inc. †	13,300	216,923
Oracle Corp.	125,700	6,917,271
Oracle Corp. (Japan)	600	51,995
Otsuka Corp. (Japan)	10,400	414,076
Proofpoint, Inc. †	4,600	593,630
Qorvo, Inc. †	310	22,983
Qualcomm, Inc.	30,100	2,296,028
ServiceNow, Inc. †	3,600	913,860
SoftBank Group Corp. (Japan)	10,100	396,060
STMicroelectronics NV (France)	16,418	317,275
Synopsys, Inc. †	365	50,096
Texas Instruments, Inc.	1,176	151,986
Thales SA (France)	1,411	162,251
Tokyo Electron, Ltd. (Japan)	1,300	247,255
Veeva Systems, Inc. Class A †	13,900	2,122,391
Xerox Holdings Corp.	24,100	720,831
Xilinx, Inc.	28,300	2,713,970

Dynamic Asset Allocation Conservative Fund 33

COMMON STOCKS (42.0%)* cont.	Shares	Value
Technology cont.
Yahoo Japan Corp. (Japan)	21,800	$61,292
Zebra Technologies Corp. Class A †	6,300	1,300,131
		98,237,416
Transportation (1.0%)
Aena SME SA (Spain)	4,431	811,367
Aurizon Holdings, Ltd. (Australia)	145,019	577,495
Delta Air Lines, Inc.	53,059	3,056,198
Deutsche Post AG (Germany)	19,913	665,125
Groupe Eurotunnel SA (France)	831	12,481
Japan Airlines Co., Ltd. (Japan)	13,200	392,123
Kamigumi Co., Ltd. (Japan)	4,400	99,618
Kyushu Railway Co. (Japan)	400	12,745
MTR Corp. (Hong Kong)	8,500	47,718
Norfolk Southern Corp.	10,400	1,868,464
Singapore Technologies Engineering, Ltd. (Singapore)	52,400	145,582
Union Pacific Corp.	18,600	3,012,828
West Japan Railway Co. (Japan)	5,000	422,243
Yangzijiang Shipbuilding Holdings, Ltd. (China)	449,700	312,348
		11,436,335
Utilities and power (1.7%)
AES Corp.	61,300	1,001,642
American Electric Power Co., Inc.	1,393	130,510
Canadian Utilities, Ltd. Class A (Canada)	411	12,114
CenterPoint Energy, Inc.	41,900	1,264,542
CLP Holdings, Ltd. (Hong Kong)	25,500	267,926
Consolidated Edison, Inc.	3,428	323,843
DTE Energy Co.	646	85,892
E.ON SE (Germany)	76,754	746,146
Enel SpA (Italy)	151,383	1,130,415
Eni SpA (Italy)	33,508	512,551
Entergy Corp.	8,500	997,560
Evergy, Inc.	14,100	938,496
Exelon Corp.	61,559	2,973,915
GenOn Energy, Inc.	114	23,940
IDACORP, Inc.	2,700	304,209
Kinder Morgan, Inc.	115,989	2,390,533
National Grid PLC (United Kingdom)	1,835	19,898
NRG Energy, Inc.	28,000	1,108,800
Pinnacle West Capital Corp.	9,938	964,682
Public Service Enterprise Group, Inc.	30,900	1,918,272
Snam SpA (Italy)	61,401	310,126
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	2,297	1,768
Vistra Energy Corp.	49,700	1,328,481
		18,756,261
Total common stocks (cost $396,026,625)		$462,413,473

34 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.4%)*	amount	Value
Basic materials (1.2%)
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	$110,000	$119,325
Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95%, 1/15/21	50,000	51,094
ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)	15,000	16,819
ArcelorMittal SA sr. unsec. unsub. notes 7.00%, 10/15/39 (France)	105,000	127,167
Beacon Roofing Supply, Inc. company guaranty sr. unsec. unsub.
notes 6.375%, 10/1/23	85,000	87,763
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes
4.50%, 11/15/26	40,000	40,400
Beacon Roofing Supply, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/25	85,000	83,287
Big River Steel, LLC/BRS Finance Corp. 144A company guaranty sr.
notes 7.25%, 9/1/25	150,000	158,250
BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	130,000	135,081
Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	200,000	206,750
Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24	52,000	54,080
Builders FirstSource, Inc. 144A sr. notes 6.75%, 6/1/27	75,000	80,813
BWAY Holding Co. 144A sr. notes 5.50%, 4/15/24	50,000	51,373
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	180,000	170,154
Celanese US Holdings, LLC company guaranty sr. unsec. notes
3.50%, 5/8/24 (Germany)	350,000	362,877
Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	220,000	233,304
Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	200,000	205,300
CF Industries, Inc. company guaranty sr. unsec. bonds
4.95%, 6/1/43	110,000	107,800
CF Industries, Inc. 144A company guaranty sr. notes
4.50%, 12/1/26	830,000	905,455
Chemours Co. (The) company guaranty sr. unsec. notes
5.375%, 5/15/27	50,000	43,127
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	80,000	75,400
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6.625%, 5/15/23	55,000	54,313
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	175,000	172,813
CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	30,000	30,000
Dow Chemical Co. (The) sr. unsec. unsub. bonds 3.50%, 10/1/24	765,000	797,880
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub.
notes 5.45%, 3/15/43 (Indonesia)	50,000	45,050
GCP Applied Technologies, Inc. 144A sr. unsec. notes
5.50%, 4/15/26	260,000	265,200
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	500,000	534,255
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	511,000	531,612

Dynamic Asset Allocation Conservative Fund 35

	Principal
CORPORATE BONDS AND NOTES (24.4%)* cont.	amount	Value
Basic materials cont.
Greif, Inc. 144A company guaranty sr. unsec. notes 6.50%, 3/1/27	$120,000	$127,260
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
7.625%, 1/15/25 (Canada)	95,000	96,306
Ingevity Corp. 144A sr. unsec. notes 4.50%, 2/1/26	135,000	133,650
International Flavors & Fragrances, Inc. sr. unsec. notes
4.45%, 9/26/28	470,000	519,150
International Paper Co. sr. unsec. unsub. notes 3.00%, 2/15/27	405,000	410,925
Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	40,000	42,150
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 7.00%, 4/15/25	80,000	83,400
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24	85,000	87,763
Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)	14,000	14,543
Mercer International, Inc. sr. unsec. notes 7.375%,
1/15/25 (Canada)	20,000	20,832
Mercer International, Inc. sr. unsec. notes 6.50%, 2/1/24 (Canada)	70,000	71,750
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)	55,000	52,938
Methanex Corp. sr. unsec. unsub. notes 3.25%, 12/15/19 (Canada)	33,000	33,060
NCI Building Systems, Inc. 144A company guaranty sr. unsec. sub.
notes 8.00%, 4/15/26	135,000	132,806
New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)	25,000	25,000
Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	190,000	199,253
Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24	75,000	78,656
Nutrien, Ltd. sr. unsec. bonds 5.25%, 1/15/45 (Canada)	120,000	141,832
Nutrien, Ltd. sr. unsec. bonds 4.125%, 3/15/35 (Canada)	520,000	542,391
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)	363,000	399,847
Packaging Corp. of America sr. unsec. unsub. notes 4.50%, 11/1/23	225,000	240,950
PQ Corp. 144A company guaranty sr. unsec. notes 5.75%, 12/15/25	125,000	128,750
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	455,000	475,849
Sherwin-Williams Co. (The) sr. unsec. unsub. notes 2.75%, 6/1/22	95,000	96,283
Smurfit Kappa Treasury Funding DAC company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	90,000	107,888
Steel Dynamics, Inc. company guaranty sr. unsec. notes
5.00%, 12/15/26	35,000	36,663
Steel Dynamics, Inc. company guaranty sr. unsec. notes
4.125%, 9/15/25	15,000	15,150
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	60,000	61,578
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23	4,000	4,070
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)	40,000	40,812
TMS International Corp. 144A sr. unsec. notes 7.25%, 8/15/25	130,000	111,475
TopBuild Corp. 144A company guaranty sr. unsec. notes
5.625%, 5/1/26	120,000	124,651
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)	45,000	42,559

36 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.4%)* cont.	amount	Value
Basic materials cont.
U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	$115,000	$119,600
Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23	80,000	81,300
Westlake Chemical Corp. company guaranty sr. unsec. unsub.
bonds 4.375%, 11/15/47	767,000	753,847
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	515,000	705,032
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	175,000	242,079
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	260,000	364,293
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	90,000	96,975
Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	32,000	33,720
		12,843,778
Capital goods (1.1%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27	150,000	153,938
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.625%, 7/1/27	70,000	73,850
ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)	40,000	41,335
Berry Global Escrow Corp. 144A notes 5.625%, 7/15/27	50,000	51,750
Berry Global, Inc. company guaranty notes 5.50%, 5/15/22	24,000	24,330
Berry Global, Inc. company guaranty unsub. notes 5.125%, 7/15/23	85,000	87,231
Berry Global, Inc. 144A notes 4.50%, 2/15/26	30,000	29,588
Boeing Capital Corp. sr. unsec. unsub. notes 4.70%, 10/27/19	190,000	190,323
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	40,000	43,448
Bombardier, Inc. 144A sr. unsec. notes 7.875%, 4/15/27 (Canada)	110,000	109,544
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)	155,000	155,969
Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	140,000	143,150
Clean Harbors, Inc. 144A sr. unsec. bonds 5.125%, 7/15/29	40,000	42,400
Clean Harbors, Inc. 144A sr. unsec. notes 4.875%, 7/15/27	65,000	67,844
Crown Americas, LLC/Crown Americas Capital Corp. VI company
guaranty sr. unsec. notes 4.75%, 2/1/26	60,000	62,775
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	65,000	78,975
Deere & Co. sr. unsec. unsub. notes 2.60%, 6/8/22	570,000	579,462
Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22	74,000	73,723
General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 3.60%, 11/15/42	260,000	287,508
General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 2.25%, 11/15/22	160,000	161,331
GFL Environmental, Inc. 144A sr. unsec. notes 8.50%,
5/1/27 (Canada)	100,000	110,875
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22	150,000	159,870
Honeywell International, Inc. sr. unsec. bonds 3.812%, 11/21/47	255,000	293,533

Dynamic Asset Allocation Conservative Fund 37

	Principal
CORPORATE BONDS AND NOTES (24.4%)* cont.	amount	Value
Capital goods cont.
Hulk Finance Corp. 144A sr. unsec. notes 7.00%, 6/1/26 (Canada)	$175,000	$184,188
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	405,000	427,105
Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	575,000	633,877
L3Harris Technologies, Inc. 144A sr. unsec. sub. notes
4.40%, 6/15/28	376,000	422,414
L3Harris Technologies, Inc. 144A sr. unsec. sub. notes
3.85%, 12/15/26	502,000	539,259
MasTec, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/15/23	95,000	96,425
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	860,000	902,568
Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25	165,000	171,394
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	480,000	517,334
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. notes 6.25%, 5/15/26	20,000	21,050
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A
company guaranty sr. unsec. notes 8.50%, 5/15/27	95,000	96,188
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes
6.625%, 4/15/27	60,000	57,300
Raytheon Co. sr. unsec. notes 4.875%, 10/15/40	195,000	245,942
Raytheon Co. sr. unsec. unsub. notes 2.50%, 12/15/22	815,000	825,153
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes
4.875%, 12/15/25	170,000	174,658
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	225,000	231,818
Staples, Inc. 144A sr. unsec. notes 10.75%, 4/15/27	140,000	143,850
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes
6.125%, 10/1/26	190,000	202,113
Tennant Co. company guaranty sr. unsec. unsub. notes
5.625%, 5/1/25	85,000	88,400
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.50%, 5/15/25	15,000	15,563
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26	145,000	152,613
TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24	58,000	59,813
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	175,000	187,906
United Technologies Corp. sr. unsec. unsub. notes
4.125%, 11/16/28	745,000	842,883
United Technologies Corp. sr. unsec. unsub. notes 1.90%, 5/4/20	1,620,000	1,618,148
Vertiv Group Corp. 144A sr. unsec. notes 9.25%, 10/15/24	55,000	53,006
Vertiv Intermediate Holding Corp. 144A sr. unsec. notes 12.00%,
2/15/22 ‡‡	40,000	35,900
Waste Connections, Inc. sr. unsec. sub. bonds 3.50%, 5/1/29	430,000	458,704
Waste Management, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 6/30/20	180,000	183,509
		12,611,833
Communication services (2.4%)
American Tower Corp. sr. unsec. bonds 3.125%, 1/15/27 R	1,115,000	1,137,433
American Tower Corp. sr. unsec. unsub. bonds 3.55%, 7/15/27 R	735,000	773,963
AT&T, Inc. sr. unsec. notes 4.10%, 2/15/28	2,060,000	2,226,938

38 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.4%)* cont.	amount	Value
Communication services cont.
AT&T, Inc. sr. unsec. sub. notes 3.80%, 2/15/27	$1,443,000	$1,527,175
AT&T, Inc. sr. unsec. sub. notes 2.95%, 7/15/26	463,000	468,474
AT&T, Inc. sr. unsec. unsub. bonds 4.35%, 3/1/29	230,000	254,032
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	567,000	628,784
Cablevision Systems Corp. sr. unsec. unsub. notes 8.00%, 4/15/20	30,000	30,863
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	140,000	146,636
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
bonds 5.375%, 6/1/29	385,000	410,025
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	190,000	200,830
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	980,000	1,192,490
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. notes 4.908%, 7/23/25	337,000	369,674
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 5.375%, 5/1/47	158,000	172,152
Comcast Corp. company guaranty sr. unsec. unsub. bonds
4.049%, 11/1/52	290,000	323,439
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.999%, 11/1/49	120,000	133,273
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.969%, 11/1/47	780,000	856,607
Comcast Corp. company guaranty sr. unsec. unsub. bonds
2.35%, 1/15/27	495,000	492,901
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	82,000	114,535
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.15%, 3/1/26	250,000	261,771
CommScope Technologies, LLC 144A company guaranty sr. unsec.
notes 6.00%, 6/15/25	80,000	72,400
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	340,000	356,357
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	395,000	420,090
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	557,000	589,753
Crown Castle International Corp. sr. unsec. notes 4.875%, 4/15/22 R	54,000	57,303
Crown Castle International Corp. sr. unsec. unsub. bonds
3.70%, 6/15/26 R	455,000	479,705
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	202,000	217,150
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	90,000	96,975
CSC Holdings, LLC 144A sr. unsec. unsub. notes 7.50%, 4/1/28	260,000	292,799
CSC Holdings, LLC 144A sr. unsec. unsub. notes 5.125%, 12/15/21	200,000	200,040
Deutsche Telekom International Finance BV company guaranty sr.
unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	163,000	240,681
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	300,000	297,375
Equinix, Inc. sr. unsec. notes 5.375%, 5/15/27 R	522,000	562,782
Equinix, Inc. sr. unsec. unsub. notes 5.875%, 1/15/26 R	30,000	31,917
Frontier Communications Corp. sr. unsec. notes 11.00%, 9/15/25	175,000	80,063

Dynamic Asset Allocation Conservative Fund 39

	Principal
CORPORATE BONDS AND NOTES (24.4%)* cont.	amount	Value
Communication services cont.
Frontier Communications Corp. 144A company guaranty notes
8.50%, 4/1/26	$115,000	$114,989
Intelsat Connect Finance SA 144A company guaranty sr. unsec.
notes 9.50%, 2/15/23 (Luxembourg)	245,000	226,549
Intelsat Jackson Holdings SA 144A company guaranty sr. notes
8.00%, 2/15/24 (Bermuda)	4,000	4,155
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%,
7/15/25 (Bermuda)	215,000	224,675
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
5.625%, 2/1/23	55,000	55,688
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes
4.625%, 9/15/27	50,000	50,453
NBCUniversal Media, LLC company guaranty sr. unsec. unsub.
notes 4.375%, 4/1/21	970,000	1,004,236
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%, 1/15/23 (Canada)	19,000	20,663
Rogers Communications, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 3/15/43 (Canada)	410,000	467,379
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	32,000	34,886
Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20	27,000	27,810
Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	195,000	214,200
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	214,000	228,359
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	335,000	347,047
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23	20,000	20,374
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27	15,000	16,125
T-Mobile USA, Inc. company guaranty sr. unsec. notes
4.00%, 4/15/22	30,000	30,750
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds
4.75%, 2/1/28	110,000	115,115
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
4.50%, 2/1/26	40,000	41,172
TCI Communications, Inc. sr. unsec. unsub. notes 7.125%, 2/15/28	365,000	482,334
Telefonica Emisiones SA company guaranty sr. unsec. bonds
4.895%, 3/6/48 (Spain)	1,235,000	1,378,604
Verizon Communications, Inc. sr. unsec. unsub. bonds
4.672%, 3/15/55	505,000	603,725
Verizon Communications, Inc. sr. unsec. unsub. notes
4.40%, 11/1/34	775,000	886,557
Verizon Communications, Inc. sr. unsec. unsub. notes
4.329%, 9/21/28	2,688,000	3,047,582
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	129,000	135,934
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	275,000	290,813
Vodafone Group PLC sr. unsec. unsub. notes 4.375%, 5/30/28
(United Kingdom)	370,000	408,666
		26,196,225

40 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.4%)* cont.	amount	Value
Conglomerates (0.3%)
Siemens Financieringsmaatschappij NV 144A company guaranty
sr. unsec. notes 2.20%, 3/16/20 (Netherlands)	$2,945,000	$2,947,438
		2,947,438
Consumer cyclicals (2.7%)
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 3.55%, 7/26/27 (Canada)	415,000	429,813
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	1,225,000	1,301,336
Amazon.com, Inc. sr. unsec. notes 2.50%, 11/29/22	524,000	533,107
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
notes 6.125%, 5/15/27	50,000	45,250
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 11/15/26	95,000	86,213
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 6/15/25	40,000	38,126
American Builders & Contractors Supply Co., Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/26	30,000	31,425
American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23	45,000	46,350
Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	675,000	681,331
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.95%, 8/14/28	405,000	443,673
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
3.40%, 8/13/21	170,000	174,175
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
2.00%, 4/11/21	605,000	604,195
Boyd Gaming Corp. company guaranty sr. unsec. notes
6.00%, 8/15/26	45,000	47,471
Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6.875%, 5/15/23	40,000	41,500
Boyd Gaming Corp. company guaranty sr. unsec. unsub. notes
6.375%, 4/1/26	30,000	31,800
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.25%,
9/15/27 (Canada)	45,000	45,225
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)	65,000	66,056
Carriage Services, Inc. 144A sr. unsec. notes 6.625%, 6/1/26	90,000	92,250
CBS Corp. company guaranty sr. unsec. bonds 4.20%, 6/1/29	770,000	835,515
CBS Corp. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	298,000	295,412
CBS Corp. company guaranty sr. unsec. unsub. notes
4.60%, 1/15/45	353,000	382,855
CBS Corp. company guaranty sr. unsec. unsub. notes
4.00%, 1/15/26	136,000	144,967
Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22	40,000	40,500
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23	17,000	17,234
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr.
notes 5.125%, 8/15/27	70,000	72,930

Dynamic Asset Allocation Conservative Fund 41

	Principal
CORPORATE BONDS AND NOTES (24.4%)* cont.	amount	Value
Consumer cyclicals cont.
Clear Channel Worldwide Holdings, Inc. 144A company guaranty
sr. unsec. notes 9.25%, 2/15/24	$60,000	$65,920
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25	235,000	196,813
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25	155,000	158,472
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr.
notes 5.375%, 8/15/26	120,000	124,500
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr.
unsec. notes 6.625%, 8/15/27	185,000	191,938
Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23	400,000	413,226
Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26	1,390,000	1,428,495
Eldorado Resorts, Inc. company guaranty sr. unsec. notes
6.00%, 9/15/26	15,000	16,425
Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23	25,000	26,125
Entercom Media Corp. 144A company guaranty notes
6.50%, 5/1/27	100,000	104,500
Entercom Media Corp. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24	115,000	119,025
Fox Corp. 144A company guaranty sr. unsec. notes 4.03%, 1/25/24	240,000	255,185
Gartner, Inc. 144A company guaranty sr. unsec. notes
5.125%, 4/1/25	60,000	62,775
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26	1,239,000	1,253,726
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25	200,000	207,713
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25	95,000	97,534
Gray Television, Inc. 144A sr. unsec. notes 7.00%, 5/15/27	170,000	186,779
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24	60,000	63,150
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27	1,000,000	1,053,250
Home Depot, Inc. (The) sr. unsec. unsub. notes 5.95%, 4/1/41	300,000	429,474
Home Depot, Inc. (The) sr. unsec. unsub. notes 2.625%, 6/1/22	475,000	485,584
Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25	145,000	150,800
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26	675,000	747,596
iHeartCommunications, Inc. company guaranty sr. notes
6.375%, 5/1/26	53,262	57,523
iHeartCommunications, Inc. company guaranty sr. unsec. notes
8.375%, 5/1/27	105,912	114,416
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28
(United Kingdom)	50,000	55,625
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	1,649,000	1,789,165
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)	25,000	26,375
Installed Building Products, Inc. 144A company guaranty sr. unsec.
notes 5.75%, 2/1/28	20,000	20,625
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds
4.65%, 10/1/28	1,469,000	1,646,109

42 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.4%)* cont.	amount	Value
Consumer cyclicals cont.
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds
5.25%, 3/15/28 R	$35,000	$36,180
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R	150,000	153,188
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty notes 10.25%, 11/15/22	210,000	222,338
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21	155,000	158,294
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.875%, 12/15/27	60,000	59,400
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.625%, 12/15/25	70,000	70,265
Lear Corp. sr. unsec. unsub. bonds 3.80%, 9/15/27	742,000	745,764
Lennar Corp. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	20,000	22,150
Lions Gate Capital Holdings, LLC 144A company guaranty sr.
unsec. notes 5.875%, 11/1/24	110,000	113,025
Lions Gate Capital Holdings, LLC 144A sr. unsec. notes
6.375%, 2/1/24	95,000	100,451
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24	60,000	62,162
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 3/15/26	85,000	90,419
Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.375%, 2/1/28	40,000	41,700
Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)	65,000	67,600
Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
10/1/25 (Canada)	35,000	37,013
Meredith Corp. company guaranty sr. unsec. notes 6.875%, 2/1/26	145,000	147,356
MGM Resorts International company guaranty sr. unsec. unsub.
notes 6.625%, 12/15/21	45,000	48,769
Navistar International Corp. 144A sr. unsec. notes 6.625%, 11/1/25	205,000	208,075
Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24	125,000	130,106
Nexstar Escrow, Inc. 144A sr. unsec. notes 5.625%, 7/15/27	40,000	41,900
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	150,000	148,125
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	175,000	175,490
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	885,000	932,920
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25	40,000	41,250
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	37,000	38,110
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	75,000	77,250
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	53,000	53,709
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	55,000	57,522

Dynamic Asset Allocation Conservative Fund 43

	Principal
CORPORATE BONDS AND NOTES (24.4%)* cont.	amount	Value
Consumer cyclicals cont.
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	$45,000	$46,294
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	140,000	170,800
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	205,000	223,963
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	120,000	126,650
Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company
guaranty sr. unsec. notes 9.375%, 4/1/27	30,000	27,871
Refinitiv US Holdings, Inc. 144A company guaranty sr. notes
6.25%, 5/15/26	140,000	150,149
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	355,000	396,507
Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23	70,000	71,400
Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22	175,000	182,000
Scientific Games International, Inc. 144A company guaranty sr.
unsec. notes 8.25%, 3/15/26	140,000	148,519
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	55,000	56,581
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	900,000	930,375
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	140,000	149,272
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 7/31/24	175,000	181,125
Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6.625%, 11/15/22	2,000	2,030
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 12/15/24	30,000	31,133
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds
5.00%, 10/1/29	50,000	50,875
Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	120,000	123,600
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	810,000	838,593
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	10,000	10,337
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A company guaranty sr. unsub. notes
5.875%, 5/15/25	90,000	88,425
Total System Services, Inc. sr. unsec. unsub. notes 4.00%, 6/1/23	810,000	850,260
Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	15,000	14,963
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	90,000	95,850
TWDC Enterprises 18 Corp. sr. unsec. notes 2.75%, 8/16/21	120,000	121,759
TWDC Enterprises 18 Corp. 144A company guaranty sr. unsec.
bonds 7.75%, 12/1/45	1,048,000	1,831,147
Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	115,000	111,763
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	77,000	76,777
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr.
unsec. notes 8.75%, 7/15/25	135,000	115,425

44 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.4%)* cont.	amount	Value
Consumer cyclicals cont.
WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	$80,000	$81,800
WMG Acquisition Corp. 144A company guaranty sr. unsec. notes
5.50%, 4/15/26	30,000	31,500
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	70,000	70,350
Wyndham Hotels & Resorts, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 4/15/26	85,000	88,825
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27	210,000	215,775
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr.
unsec. bonds 5.125%, 10/1/29	95,000	99,551
		29,970,327
Consumer staples (0.9%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada)	130,000	134,063
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)	25,000	25,000
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 3.875%, 1/15/28 (Canada)	20,000	20,100
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
sub. notes 4.25%, 5/15/24 (Canada)	90,000	92,619
Albertsons Cos., LLC/Safeway, Inc./New Albertsons LP/
Albertson’s, LLC 144A company guaranty sr. unsec. notes
7.50%, 3/15/26	90,000	100,125
Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc.
company guaranty sr. unsec. unsub. notes 3.65%, 2/1/26	810,000	867,750
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. bonds 5.55%, 1/23/49	338,000	442,346
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 4.75%, 1/23/29	404,000	469,554
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 2.50%, 7/15/22	500,000	506,968
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	125,000	129,375
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	55,000	57,200
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	885,000	910,444
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes
8.50%, 7/15/25	170,000	160,650
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	40,444	45,232
Energizer Holdings, Inc. 144A company guaranty sr. unsec. notes
7.75%, 1/15/27	10,000	11,142
Energizer Holdings, Inc. 144A company guaranty sr. unsec. sub.
notes 6.375%, 7/15/26	35,000	37,490
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45	385,000	429,155
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37	300,000	424,813
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42	363,000	459,977
Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23	80,000	46,400

Dynamic Asset Allocation Conservative Fund 45

	Principal
CORPORATE BONDS AND NOTES (24.4%)* cont.	amount	Value
Consumer staples cont.
Go Daddy Operating Co, LLC/GD Finance Co., Inc. 144A company
guaranty sr. unsec. notes 5.25%, 12/1/27	$50,000	$52,563
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes
8.75%, 10/1/25	135,000	140,738
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	170,000	172,975
Itron, Inc. 144A company guaranty sr. unsec. notes 5.00%, 1/15/26	135,000	139,091
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.597%, 5/25/28	1,165,000	1,304,623
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.417%, 5/25/25	187,000	203,523
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26	80,000	84,680
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24	80,000	83,000
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27	60,000	62,475
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	472,000	494,420
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24	25,000	26,310
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27	145,000	150,438
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28	90,000	91,571
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28	160,000	173,808
Netflix, Inc. 144A sr. unsec. bonds 6.375%, 5/15/29	50,000	55,375
Newell Brands, Inc. sr. unsec. unsub. notes 4.20%, 4/1/26	90,000	94,161
Resideo Funding, Inc. 144A company guaranty sr. unsec. notes
6.125%, 11/1/26	65,000	68,575
Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23	160,000	126,936
Walgreens Boots Alliance, Inc. sr. unsec. bonds 3.45%, 6/1/26	55,000	56,798
Walgreens Boots Alliance, Inc. sr. unsec. unsub. notes
3.30%, 11/18/21	400,000	408,418
Yum! Brands, Inc. 144A sr. unsec. bonds 4.75%, 1/15/30	50,000	51,633
		9,412,514
Energy (1.8%)
Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	20,000	17,300
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.375%, 11/1/21	48,000	46,320
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	77,000	67,664
Apache Corp. sr. unsec. unsub. notes 3.25%, 4/15/22	78,000	79,406
Apergy Corp. company guaranty sr. unsec. notes 6.375%, 5/1/26	110,000	109,175
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	89,000	88,973
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 7.00%, 11/1/26	35,000	29,225
Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.625%, 6/1/24 (Canada)	45,000	41,400
BP Capital Markets America, Inc. company guaranty sr. unsec.
notes 3.119%, 5/4/26	445,000	463,958

46 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.4%)* cont.	amount	Value
Energy cont.
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
3.279%, 9/19/27 (United Kingdom)	$715,000	$752,543
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
2.315%, 2/13/20 (United Kingdom)	424,000	424,428
California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	60,000	29,700
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	80,000	97,700
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25	80,000	89,010
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	676,000	739,798
Chesapeake Energy Corp. company guaranty sr. unsec. notes
8.00%, 6/15/27	40,000	27,208
Chesapeake Energy Corp. company guaranty sr. unsec. notes
8.00%, 1/15/25	80,000	57,800
Chesapeake Energy Corp. company guaranty sr. unsec. notes
5.75%, 3/15/23	5,000	3,825
Chevron Corp. sr. unsec. unsub. notes 2.10%, 5/16/21	260,000	261,004
Comstock Escrow Corp. company guaranty sr. unsec. sub. notes
9.75%, 8/15/26	40,000	33,432
Concho Resources, Inc. company guaranty sr. unsec. notes
3.75%, 10/1/27	55,000	57,165
Continental Resources, Inc. company guaranty sr. unsec. sub.
notes 5.00%, 9/15/22	14,000	14,123
Covey Park Energy, LLC/Covey Park Finance Corp. 144A company
guaranty sr. unsec. notes 7.50%, 5/15/25	165,000	132,000
DCP Midstream Operating LP 144A company guaranty sr. unsec.
unsub. bonds 6.75%, 9/15/37	120,000	126,300
Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	84,000	77,910
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 5/31/25	160,000	166,970
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
bonds 5.75%, 1/30/28	165,000	174,488
Energy Transfer Partners LP company guaranty sr. unsec. notes
5.875%, 1/15/24	915,000	1,017,167
Energy Transfer Partners LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	900,000	850,500
Energy Transfer Partners LP sr. unsec. unsub. bonds
6.125%, 12/15/45	120,000	140,783
Energy Transfer Partners LP sr. unsec. unsub. notes 5.20%, 2/1/22	345,000	363,424
EOG Resources, Inc. sr. unsec. unsub. notes 4.15%, 1/15/26	50,000	55,298
EOG Resources, Inc. sr. unsec. unsub. notes 2.625%, 3/15/23	690,000	703,301
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 7.75%, 5/15/26 (In default) †	70,000	52,500
Equinor ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	170,000	219,314
Equinor ASA company guaranty sr. unsec. unsub. notes 2.90%,
11/8/20 (Norway)	560,000	565,854
Exxon Mobil Corp. sr. unsec. unsub. notes 2.222%, 3/1/21	396,000	398,074
Hess Infrastructure Partners LP/Hess Infrastructure Partners
Finance Corp. 144A sr. unsec. notes 5.625%, 2/15/26	180,000	188,100

Dynamic Asset Allocation Conservative Fund 47

	Principal
CORPORATE BONDS AND NOTES (24.4%)* cont.	amount	Value
Energy cont.
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	$185,000	$192,400
Indigo Natural Resources, LLC 144A sr. unsec. notes
6.875%, 2/15/26	110,000	99,138
Lukoil International Finance BV 144A company guaranty sr. unsec.
notes 4.563%, 4/24/23 (Russia)	200,000	210,750
Marathon Petroleum Corp. sr. unsec. unsub. notes 6.50%, 3/1/41	125,000	155,584
MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	15,000	14,475
MEG Energy Corp. 144A company guaranty sr. unsec. notes
6.375%, 1/30/23 (Canada)	45,000	43,425
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	60,000	61,200
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.75%, 2/1/25	155,000	114,700
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.50%, 1/15/23	15,000	12,338
Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	80,000	85,200
Nine Energy Service, Inc. 144A sr. unsec. notes 8.75%, 11/1/23	45,000	36,450
Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 7.75%, 1/15/24	45,000	29,250
Noble Holding International, Ltd. 144A company guaranty sr.
unsec. notes 7.875%, 2/1/26	60,000	43,200
Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6.875%, 1/15/23	25,000	22,750
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	67,000	62,478
Oasis Petroleum, Inc. 144A sr. unsec. notes 6.25%, 5/1/26	25,000	20,250
Occidental Petroleum Corp. sr. unsec. unsub. bonds
4.40%, 4/15/46	870,000	886,143
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	200,000	210,139
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	459,000	554,385
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	1,815,000	2,035,069
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	444,000	476,190
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.999%, 1/27/28 (Brazil)	116,000	129,050
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.299%, 1/27/25 (Brazil)	38,000	41,468
Petrobras Global Finance BV 144A company guaranty sr. unsec.
bonds 5.093%, 1/15/30 (Brazil)	210,000	219,062
Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela) (In default) †	270,000	21,600
Petroleos Mexicanos 144A company guaranty sr. unsec. unsub.
notes 7.69%, 1/23/50 (Mexico)	159,000	165,758
Petroleos Mexicanos 144A company guaranty sr. unsec. unsub.
notes 6.84%, 1/23/30 (Mexico)	102,000	105,662
Precision Drilling Corp. 144A company guaranty sr. unsec. notes
7.125%, 1/15/26 (Canada)	140,000	129,150

48 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.4%)* cont.	amount	Value
Energy cont.
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23	$24,000	$25,412
Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 7/15/22	60,000	60,901
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	355,000	375,629
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	120,000	133,753
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	160,000	176,419
SESI, LLC company guaranty sr. unsec. notes 7.75%, 9/15/24	30,000	16,950
SESI, LLC company guaranty sr. unsec. unsub. notes
7.125%, 12/15/21	75,000	51,094
Seventy Seven Energy, Inc. escrow sr. unsec. notes
6.50%, 7/15/22 F	15,000	2
Seventy Seven Operating, LLC escrow company guaranty sr.
unsec. unsub. notes 6.625%, 11/15/19 F	54,000	5
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.875%, 5/10/26 (Netherlands)	980,000	1,019,853
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.125%, 5/11/20 (Netherlands)	140,000	140,189
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 1.875%, 5/10/21 (Netherlands)	150,000	150,015
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	35,000	30,188
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	35,000	31,413
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	60,000	52,500
SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	57,000	54,626
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	340,000	351,889
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. notes 5.50%, 1/15/28	80,000	78,192
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	435,000	439,916
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. notes 6.875%, 1/15/29	30,000	32,777
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. notes 6.50%, 7/15/27	50,000	54,555
Total Capital International SA company guaranty sr. unsec. unsub.
notes 2.75%, 6/19/21 (France)	264,000	267,390
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	410,000	407,950
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%,
8/1/25 (Cayman Islands)	66,750	67,751
Transocean Poseidon, Ltd. 144A company guaranty sr. notes
6.875%, 2/1/27	55,000	57,200
Transocean Sentry Ltd. 144A company guaranty sr. notes 5.375%,
5/15/23 (Cayman Islands)	80,000	79,900
Transocean, Inc. company guaranty sr. unsec. unsub. bonds
7.50%, 4/15/31	50,000	35,250
Transocean, Inc. 144A company guaranty sr. unsec. notes
9.00%, 7/15/23	4,000	4,110
USA Compression Partners LP/USA Compression Finance Corp.
company guaranty sr. unsec. notes 6.875%, 4/1/26	85,000	88,188
USA Compression Partners LP/USA Compression Finance Corp.
144A sr. unsec. notes 6.875%, 9/1/27	30,000	30,975

Dynamic Asset Allocation Conservative Fund 49

	Principal
CORPORATE BONDS AND NOTES (24.4%)* cont.	amount	Value
Energy cont.
Valaris PLC sr. unsec. notes 7.75%, 2/1/26 (United Kingdom)	$50,000	$26,760
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	60,000	67,500
WPX Energy, Inc. sr. unsec. notes 5.75%, 6/1/26	70,000	71,750
WPX Energy, Inc. sr. unsec. sub. notes 5.25%, 10/15/27	85,000	85,425
		19,506,831
Financials (7.7%)
ABN AMRO Bank NV 144A sr. unsec. notes 2.45%,
6/4/20 (Netherlands)	605,000	606,417
AIG Global Funding 144A sr. notes 2.15%, 7/2/20	450,000	450,311
Air Lease Corp. sr. unsec. notes 2.50%, 3/1/21	15,000	15,044
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	375,000	412,811
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	145,000	142,960
Air Lease Corp. sr. unsec. unsub. notes 3.625%, 4/1/27	1,145,000	1,180,567
Alliant Holdings Intermediate, LLC 144A sr. unsec. notes
8.25%, 8/1/23	45,000	45,956
Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	130,000	179,725
Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8.00%, 3/15/20	24,000	24,509
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	460,000	515,209
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	231,000	305,662
ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr.
unsec. notes 2.875%, 1/25/22 (United Kingdom)	1,400,000	1,420,068
Australia & New Zealand Banking Group, Ltd. sr. unsec. notes
Ser. MTN, 2.125%, 8/19/20 (Australia)	969,000	969,867
Australia & New Zealand Banking Group, Ltd./United
Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity
(United Kingdom)	200,000	221,500
AXA SA 144A jr. unsec. sub. FRN 6.379%, perpetual
maturity (France)	255,000	299,306
Banco Santander SA sr. unsec. unsub. notes 4.379%,
4/12/28 (Spain)	200,000	218,049
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	400,000	440,175
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	303,000	331,785
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	25,000	27,813
Bank of America Corp. sr. unsec. notes Ser. MTN, 3.499%, 5/17/22	528,000	538,475
Bank of America Corp. sr. unsec. unsub. bonds Ser. MTN,
3.248%, 10/21/27	2,355,000	2,447,860
Bank of America Corp. sr. unsec. unsub. notes Ser. MTN,
2.151%, 11/9/20	290,000	290,030
Bank of America Corp. unsec. sub. FRN (BBA LIBOR USD 3 Month
+ 0.76%), 2.879%, 9/15/26	100,000	96,542
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	870,000	1,139,035
Bank of Montreal sr. unsec. unsub. notes Ser. D, 3.10%,
4/13/21 (Canada)	620,000	630,633
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	85,000	88,156
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.70%,
3/7/22 (Canada)	280,000	284,725

50 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.4%)* cont.	amount	Value
Financials cont.
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.35%,
10/21/20 (Canada)	$780,000	$781,208
Banque Federative du Credit Mutuel SA 144A sr. unsec. unsub.
notes 2.20%, 7/20/20 (France)	860,000	860,991
BB&T Corp. jr. unsec. sub. FRB 4.80%, perpetual maturity	255,000	254,997
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.30%, 5/15/43	151,000	177,951
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
unsub. notes 4.25%, 1/15/21	70,000	72,090
BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	235,000	242,610
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	200,000	217,949
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	895,000	950,863
Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	140,000	152,216
Cantor Fitzgerald LP 144A unsec. bonds 7.875%, 10/15/19	285,000	285,566
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	328,000	353,806
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	130,000	138,475
CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	132,000	147,797
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	228,000	253,174
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	72,000	76,680
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	977,000	1,064,930
CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	45,000	47,673
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	2,519,000	2,667,931
Citigroup, Inc. sr. unsec. notes 2.65%, 10/26/20	885,000	890,419
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	576,000	616,987
Citigroup, Inc. sr. unsec. unsub. notes 2.90%, 12/8/21	284,000	288,190
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	275,000	320,714
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	385,000	420,064
Citigroup, Inc. unsec. sub. notes 4.60%, 3/9/26	340,000	371,480
Citizens Bank NA/Providence RI sr. unsec. notes 2.25%, 3/2/20	990,000	990,308
CNO Financial Group, Inc. sr. unsec. notes 5.25%, 5/30/29	90,000	98,550
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	100,000	107,480
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%,
9/19/27 (Australia)	1,010,000	1,067,500
Commonwealth Bank of Australia 144A sr. unsec. notes 2.25%,
3/10/20 (Australia)	1,135,000	1,136,030
Commonwealth Bank of Australia 144A unsec. notes 2.20%,
11/9/20 (Australia)	1,110,000	1,112,054
Credit Acceptance Corp. company guaranty sr. unsec. notes
7.375%, 3/15/23	30,000	31,125
Credit Acceptance Corp. 144A company guaranty sr. unsec. notes
6.625%, 3/15/26	45,000	48,150
Credit Agricole SA 144A unsec. sub. FRN 4.00%, 1/10/33 (France)	250,000	258,842
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	225,000	238,219
Credit Suisse Group AG 144A sr. unsec. bonds 3.869%,
1/12/29 (Switzerland)	311,000	327,121
Danske Bank A/S 144A sr. unsec. notes 2.70%, 3/2/22 (Denmark)	1,275,000	1,280,475
Digital Realty Trust LP company guaranty sr. unsec. bonds
4.45%, 7/15/28 R	615,000	679,886

Dynamic Asset Allocation Conservative Fund 51

	Principal
CORPORATE BONDS AND NOTES (24.4%)* cont.	amount	Value
Financials cont.
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	$85,000	$87,890
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%,
4/17/28 (Canada)	1,195,000	1,292,727
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	190,000	202,933
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	93,000	94,021
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	345,000	371,740
Freedom Mortgage Corp. 144A sr. unsec. notes 8.25%, 4/15/25	85,000	77,988
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	80,000	73,600
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
notes 5.25%, 6/1/25	85,000	93,786
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26	50,000	54,993
goeasy, Ltd. 144A company guaranty sr. unsec. notes 7.875%,
11/1/22 (Canada)	75,000	78,000
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	1,205,000	1,315,366
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	2,035,000	2,157,856
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.55%, 10/23/19	615,000	615,074
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 12/27/20	1,870,000	1,872,264
HSBC Bank USA NA/New York NY unsec. sub. notes Ser. BKNT,
5.625%, 8/15/35 (United Kingdom)	250,000	313,743
HSBC USA, Inc. sr. unsec. unsub. notes 3.50%, 6/23/24	155,000	163,854
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26	115,000	118,128
Huntington Bancshares, Inc. unsec. notes 4.35%, 2/4/23	565,000	595,599
Huntington National Bank (The) sr. unsec. notes 2.375%, 3/10/20	540,000	540,465
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24	65,000	67,600
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 2/1/22	65,000	66,690
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
company guaranty sr. unsec. notes 6.25%, 5/15/26	95,000	99,631
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
company guaranty sr. unsec. notes 4.75%, 9/15/24	60,000	59,940
ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23 (Netherlands)	355,000	393,548
International Lease Finance Corp. sr. unsec. unsub. notes
5.875%, 8/15/22	44,000	48,301
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R	125,000	127,198
iStar, Inc. sr. unsec. unsub. notes 5.25%, 9/15/22 R	45,000	45,956
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	80,000	86,786
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. Z, 5.30%,
perpetual maturity	376,000	380,230
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	2,495,000	2,797,217
JPMorgan Chase & Co. sr. unsec. unsub. notes 2.25%, 1/23/20	378,000	378,100
JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	2,650,000	2,789,915
JPMorgan Chase Bank NA sr. unsec. FRN Ser. BKNT,
3.086%, 4/26/21	735,000	738,624

52 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.4%)* cont.	amount	Value
Financials cont.
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec.
unsub. bonds 5.125%, 6/1/44	$250,000	$292,896
Lloyds Banking Group PLC unsec. sub. notes 4.65%, 3/24/26
(United Kingdom)	295,000	310,731
Lloyds Banking Group PLC unsec. sub. notes 4.50%, 11/4/24
(United Kingdom)	425,000	443,685
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25	145,000	150,800
Macquarie Bank, Ltd. 144A sr. unsec. notes 2.85%,
7/29/20 (Australia)	410,000	412,706
Manufacturers & Traders Trust Co. sr. unsec. notes Ser. BKNT,
2.05%, 8/17/20	795,000	795,488
Marsh & McLennan Cos., Inc. sr. unsec. sub. bonds 4.90%, 3/15/49	305,000	382,073
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 4.375%, 3/15/29	344,000	389,063
MetLife Capital Trust IV 144A jr. unsec. sub. notes 7.875%, 12/15/37	385,000	506,275
Metropolitan Life Global Funding I 144A notes 2.40%, 6/17/22	450,000	453,785
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 5.625%, 5/1/24 R	40,000	43,850
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 4.50%, 1/15/28 R	40,000	41,500
Mitsubishi UFJ Financial Group, Inc. sr. unsec. notes 3.535%,
7/26/21 (Japan)	936,000	956,435
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%,
3/1/26 (Japan)	425,000	456,075
Morgan Stanley sr. unsec. unsub. notes 4.375%, 1/22/47	715,000	839,227
Morgan Stanley sr. unsec. unsub. notes 3.625%, 1/20/27	2,470,000	2,615,344
Morgan Stanley sr. unsec. unsub. notes 2.75%, 5/19/22	200,000	202,904
Morgan Stanley sr. unsec. unsub. notes 2.65%, 1/27/20	725,000	726,090
National Australia Bank, Ltd. 144A sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.69%), 2.792%, 12/9/19 (Australia)	1,200,000	1,201,384
National Australia Bank, Ltd., NY sr. unsec. notes 2.80%,
1/10/22 (Australia)	430,000	437,893
National Australia Bank, Ltd., NY sr. unsec. notes Ser. MTN, 2.125%,
5/22/20 (Australia)	865,000	865,332
National Australia Bank, Ltd./New York sr. unsec. notes 2.50%,
1/12/21 (Australia)	785,000	789,226
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 9.125%, 7/15/26	25,000	26,594
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr.
unsec. notes 8.125%, 7/15/23	85,000	88,506
Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21	104,000	104,260
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 4.875%, 4/15/45	290,000	303,227
Nordea Bank ABP 144A sr. unsec. unsub. notes 2.25%,
5/27/21 (Finland)	650,000	650,309
PNC Bank NA sr. unsec. notes Ser. BKNT, 2.00%, 5/19/20	480,000	479,694
Protective Life Global Funding 144A notes 2.262%, 4/8/20	445,000	445,208
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25	125,000	121,563
Prudential Financial, Inc. jr. unsec. sub. FRN 5.625%, 6/15/43	62,000	66,495

Dynamic Asset Allocation Conservative Fund 53

	Principal
CORPORATE BONDS AND NOTES (24.4%)* cont.	amount	Value
Financials cont.
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	$242,000	$252,285
Regions Financial Corp. sr. unsec. unsub. notes 2.75%, 8/14/22	630,000	639,232
Royal Bank of Canada sr. unsec. notes Ser. GMTN, 2.125%,
3/2/20 (Canada)	1,145,000	1,145,769
Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.80%,
4/29/22 (Canada)	20,000	20,360
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	440,000	485,959
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)	205,000	209,356
Royal Bank of Scotland Group PLC sr. unsec. unsub. FRB 4.892%,
5/18/29 (United Kingdom)	200,000	219,833
Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%,
9/15/25 (United Kingdom)	430,000	448,263
Santander UK PLC 144A unsec. sub. notes 5.00%, 11/7/23
(United Kingdom)	525,000	556,400
Service Properties Trust sr. unsec. notes 4.375%, 2/15/30 R	291,000	278,487
Skandinaviska Enskilda Banken AB sr. unsec. notes 2.30%,
3/11/20 (Sweden)	3,865,000	3,868,560
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
7.125%, 3/15/26	45,000	49,920
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
6.625%, 1/15/28	50,000	53,765
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.875%, 3/15/25	90,000	99,169
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R	110,000	113,773
Svenska Handelsbanken AB company guaranty sr. unsec. notes
1.95%, 9/8/20 (Sweden)	900,000	899,871
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4.25%, 12/6/42	435,000	499,465
Taylor Morrison Communities, Inc. 144A sr. unsec. notes
5.75%, 1/15/28	50,000	54,250
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
11.125%, 4/1/23	95,000	87,875
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	819,000	848,629
U.S. Bancorp sr. unsec. unsub. notes Ser. V, 2.625%, 1/24/22	524,000	530,427
UBS AG/London 144A sr. unsec. notes 2.20%, 6/8/20
(United Kingdom)	530,000	530,542
UBS Group Funding (Switzerland) AG 144A company guaranty sr.
unsec. notes 3.491%, 5/23/23 (Switzerland)	1,960,000	2,013,234
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 4.125%, 4/15/26 (Switzerland)	433,000	470,196
UBS Group Funding Switzerland AG company guaranty jr. unsec.
sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)	589,000	631,298
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25	105,000	106,573
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%,
perpetual maturity	285,000	312,075
Wells Fargo & Co. sr. unsec. notes Ser. GMTN, 2.60%, 7/22/20	1,291,000	1,297,094
Westpac Banking Corp. sr. unsec. unsub. notes 4.875%,
11/19/19 (Australia)	80,000	80,280

54 Dynamic Asset Allocation Conservative Fund

		Principal
CORPORATE BONDS AND NOTES (24.4%)* cont.		amount	Value
Financials cont.
Westpac Banking Corp. sr. unsec. unsub. notes 2.15%,
3/6/20 (Australia)		$2,135,000	$2,135,805
Westpac Banking Corp. sr. unsec. unsub. notes 2.00%,
8/19/21 (Australia)		790,000	789,417
Westpac Banking Corp. unsec. sub. bonds 4.421%,
7/24/39 (Australia)		125,000	137,938
WeWork Cos, Inc. 144A company guaranty sr. unsec. notes
7.875%, 5/1/25		40,000	33,950
			86,052,122
Health care (2.2%)
AbbVie, Inc. sr. unsec. notes 2.50%, 5/14/20		590,000	591,341
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23		35,000	30,625
Allergan Funding SCS company guaranty sr. unsec. notes 3.45%,
3/15/22 (Luxembourg)		176,000	180,361
Allergan Funding SCS company guaranty sr. unsec. unsub. notes
3.80%, 3/15/25 (Luxembourg)		525,000	549,743
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51		495,000	579,560
Amgen, Inc. sr. unsec. notes 3.45%, 10/1/20		500,000	505,774
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26		710,000	712,312
ASP AMC Merger Sub, Inc. 144A sr. unsec. notes 8.00%, 5/15/25		110,000	74,800
Bausch Health Americas, Inc. 144A company guaranty sr. unsec.
notes 9.25%, 4/1/26		100,000	113,624
Bausch Health Americas, Inc. 144A sr. unsec. notes 8.50%, 1/31/27		110,000	123,338
Bausch Health Cos., Inc. company guaranty sr. unsec. notes
Ser. REGS, 4.50%, 5/15/23	EUR	100,000	110,035
Bausch Health Cos., Inc. 144A company guaranty sr. notes
5.50%, 11/1/25		$30,000	31,391
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
9.00%, 12/15/25		85,000	95,413
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.25%, 5/30/29		90,000	98,307
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
7.00%, 1/15/28		45,000	48,470
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
6.125%, 4/15/25		130,000	134,713
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
7.00%, 3/15/24		115,000	120,860
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
6.50%, 3/15/22		40,000	41,350
Bausch Health Cos., Inc. 144A sr. notes 5.75%, 8/15/27		35,000	37,829
Becton Dickinson and Co. sr. unsec. unsub. bonds 3.70%, 6/6/27		575,000	610,408
Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22		705,000	733,004
Bristol-Myers Squibb Co. 144A sr. unsec. bonds 3.40%, 7/26/29		299,000	319,368
Bristol-Myers Squibb Co. 144A sr. unsec. notes 2.90%, 7/26/24		1,266,000	1,305,174
Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24		90,000	93,618
Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22		65,000	66,313
Centene Escrow I Corp. 144A sr. unsec. notes 5.375%, 6/1/26		45,000	47,081
CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23		395,000	392,373
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22		117,000	88,774

Dynamic Asset Allocation Conservative Fund 55

	Principal
CORPORATE BONDS AND NOTES (24.4%)* cont.	amount	Value
Health care cont.
CHS/Community Health Systems, Inc. 144A company guaranty sr.
notes 8.00%, 3/15/26	$45,000	$44,888
CHS/Community Health Systems, Inc. 144A company guaranty
sub. notes 8.125%, 6/30/24	84,000	66,780
Cigna Corp. company guaranty sr. unsec. unsub. notes
3.75%, 7/15/23	1,083,000	1,134,092
Cigna Holding Co. sr. unsec. unsub. notes 4.50%, 3/15/21	350,000	360,072
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	1,768,000	1,936,284
CVS Health Corp. sr. unsec. unsub. notes 3.70%, 3/9/23	405,000	421,580
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	224,512	245,996
Eagle Holding Co II, LLC 144A unsec. notes 7.75%, 5/15/22 ‡‡	25,000	25,219
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	80,000	89,081
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29	260,000	272,658
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	265,000	297,935
HCA, Inc. company guaranty sr. sub. notes 5.00%, 3/15/24	100,000	109,195
HCA, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 2/15/22	14,000	15,523
Hologic, Inc. 144A company guaranty sr. unsec. notes
4.375%, 10/15/25	50,000	51,250
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
144A company guaranty sr. unsec. notes 6.375%, 8/1/23	60,000	62,025
Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	40,000	11,600
Merck & Co., Inc. sr. unsec. notes 2.90%, 3/7/24	205,000	213,023
Merck & Co., Inc. sr. unsec. unsub. notes 3.70%, 2/10/45	685,000	772,529
Merck & Co., Inc. sr. unsec. unsub. notes 1.85%, 2/10/20	42,000	41,972
Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	50,000	53,002
Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
4.875%, 6/15/25	20,000	20,100
Novartis Capital Corp. company guaranty sr. unsec. unsub. bonds
4.00%, 11/20/45	1,130,000	1,329,586
Pfizer, Inc. sr. unsec. unsub. notes 3.00%, 12/15/26	530,000	557,991
Pfizer, Inc. sr. unsec. unsub. notes 1.95%, 6/3/21	362,000	362,447
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds
4.00%, 11/28/44 (Switzerland)	955,000	1,138,192
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29	135,000	144,281
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	200,000	208,750
Service Corp. International sr. unsec. unsub. notes 5.375%, 5/15/24	284,000	293,099
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 3.20%, 9/23/26 (Ireland)	643,000	662,135
Shire Acquisitions Investments Ireland DAC company guaranty sr.
unsec. unsub. notes 2.875%, 9/23/23 (Ireland)	538,000	548,464
Sotera Health Holdings, LLC 144A sr. unsec. notes 6.50%, 5/15/23	40,000	40,850
Tenet Healthcare Corp. company guaranty sr. notes
4.625%, 7/15/24	60,000	61,664
Tenet Healthcare Corp. sr. unsec. notes 8.125%, 4/1/22	170,000	183,864
Tenet Healthcare Corp. 144A company guaranty notes
6.25%, 2/1/27	50,000	52,078

56 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.4%)* cont.	amount	Value
Health care cont.
Tenet Healthcare Corp. 144A company guaranty sr. notes
5.125%, 11/1/27	$200,000	$206,670
Tenet Healthcare Corp. 144A company guaranty sr. notes
4.875%, 1/1/26	270,000	277,088
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.75%, 3/1/28 (Israel)	200,000	163,000
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95%, 10/15/42	540,000	582,718
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28	1,455,000	1,592,860
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.875%, 3/15/22	242,000	246,371
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.75%, 2/15/23	535,000	545,557
WellCare Health Plans, Inc. sr. unsec. notes 5.25%, 4/1/25	55,000	57,269
WellCare Health Plans, Inc. 144A sr. unsec. notes 5.375%, 8/15/26	35,000	37,356
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	540,000	590,873
		23,963,926
Technology (2.5%)
Alphabet, Inc. sr. unsec. notes 3.625%, 5/19/21	362,000	371,867
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	505,000	506,437
Analog Devices, Inc. sr. unsec. unsub. notes 2.85%, 3/12/20	845,000	848,045
Apple, Inc. sr. unsec. bonds 4.25%, 2/9/47	1,420,000	1,697,599
Apple, Inc. sr. unsec. notes 3.45%, 5/6/24	275,000	292,620
Apple, Inc. sr. unsec. notes 2.85%, 5/11/24	175,000	181,560
Apple, Inc. sr. unsec. notes 2.85%, 5/6/21	296,000	300,630
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	350,000	423,708
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	453,000	508,100
Avaya, Inc. 144A escrow notes 7.00%, 4/1/20	97,000	—
Banff Merger Sub, Inc. 144A sr. unsec. notes 9.75%, 9/1/26	170,000	162,265
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	667,000	669,815
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.50%, 1/15/28	1,225,000	1,193,881
Cisco Systems, Inc. sr. unsec. unsub. notes 2.50%, 9/20/26	520,000	534,850
Cisco Systems, Inc. sr. unsec. unsub. notes 2.20%, 2/28/21	396,000	398,050
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	45,000	46,566
CommScope Finance, LLC 144A sr. notes 5.50%, 3/1/24	30,000	30,863
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. notes 6.02%, 6/15/26	974,000	1,095,340
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	105,000	110,670
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	144,000	189,928
Dun & Bradstreet Corp. (The) 144A sr. notes 6.875%, 8/15/26	45,000	49,050
Fidelity National Information Services, Inc. sr. unsec. notes
3.75%, 5/21/29	730,000	791,895
Fidelity National Information Services, Inc. sr. unsec. notes
3.00%, 8/15/26	107,000	110,172
Fidelity National Information Services, Inc. sr. unsec. sub. notes
Ser. 10Y, 4.25%, 5/15/28	349,000	389,286
Fiserv, Inc. sr. unsec. bonds 3.50%, 7/1/29	330,000	347,199
Fiserv, Inc. sr. unsec. sub. bonds 4.20%, 10/1/28	820,000	907,085
Google, LLC sr. unsec. notes 3.375%, 2/25/24	540,000	575,260

Dynamic Asset Allocation Conservative Fund 57

	Principal
CORPORATE BONDS AND NOTES (24.4%)* cont.	amount	Value
Technology cont.
IBM Corp. sr. unsec. unsub. notes 1.875%, 8/1/22	$675,000	$672,235
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24	34,000	31,277
Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	105,000	106,706
Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	181,000	235,431
Microchip Technology, Inc. company guaranty sr. notes
4.333%, 6/1/23	835,000	876,898
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	1,800,000	1,833,218
Microsoft Corp. sr. unsec. unsub. notes 3.70%, 8/8/46	1,170,000	1,331,606
Microsoft Corp. sr. unsec. unsub. notes 2.40%, 2/6/22	150,000	152,094
Microsoft Corp. sr. unsec. unsub. notes 1.55%, 8/8/21	1,385,000	1,379,198
Oracle Corp. sr. unsec. notes 2.50%, 5/15/22	6,000	6,073
Oracle Corp. sr. unsec. unsub. bonds 4.00%, 11/15/47	1,105,000	1,236,611
Oracle Corp. sr. unsec. unsub. notes 5.375%, 7/15/40	310,000	403,135
Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	990,000	1,010,816
Oracle Corp. sr. unsec. unsub. notes 2.50%, 10/15/22	200,000	202,815
Oracle Corp. sr. unsec. unsub. notes 2.25%, 10/8/19	1,580,000	1,580,029
Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	45,000	45,113
Qorvo, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 7/15/26	75,000	79,219
Salesforce.com, Inc. sr. unsec. unsub. notes 3.70%, 4/11/28	1,600,000	1,756,161
Solera, LLC /Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24	55,000	58,142
SS&C Technologies, Inc. 144A company guaranty sr. unsec. notes
5.50%, 9/30/27	65,000	67,763
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25	200,000	206,000
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
5.625%, 10/1/25	155,000	155,000
VMware, Inc. sr. unsec. notes 3.90%, 8/21/27	215,000	221,122
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	905,000	931,019
		27,310,422
Transportation (0.1%)
CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	370,000	402,286
Delta Air Lines, Inc. sr. notes Ser. A, 7.75%, 12/17/19	33,420	33,765
FedEx Corp. company guaranty sr. unsec. unsub. notes
2.625%, 8/1/22	75,000	75,747
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	210,000	214,629
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
notes 3.90%, 2/1/24	315,000	332,304
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23	153,000	155,295
		1,214,026
Utilities and power (1.5%)
AES Corp./Virginia (The) sr. unsec. unsub. notes 5.50%, 4/15/25	440,000	456,500
AES Corp./Virginia (The) sr. unsec. unsub. notes 5.125%, 9/1/27	45,000	47,813
AES Corp./Virginia (The) sr. unsec. unsub. notes 4.875%, 5/15/23	17,000	17,298

58 Dynamic Asset Allocation Conservative Fund

	Principal
CORPORATE BONDS AND NOTES (24.4%)* cont.	amount	Value
Utilities and power cont.
AES Corp./Virginia (The) sr. unsec. unsub. notes 4.50%, 3/15/23	$45,000	$46,013
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J,
4.30%, 12/1/28	575,000	644,269
American Transmission Systems, Inc. 144A sr. unsec. unsub. bonds
5.00%, 9/1/44	55,000	70,254
Appalachian Power Co. sr. unsec. unsub. notes 4.60%, 3/30/21	245,000	252,266
Berkshire Hathaway Energy Co. sr. unsec. bonds 3.80%, 7/15/48	575,000	620,674
Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25	70,000	71,225
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	60,000	62,100
Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24	10,000	10,200
Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	25,000	29,603
Commonwealth Edison Co. 1st mtge. bonds 5.90%, 3/15/36	208,000	283,178
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes
4.20%, 3/15/42	205,000	231,482
Consolidated Edison, Inc. sr. unsec. unsub. notes Ser. A,
2.00%, 3/15/20	465,000	465,008
Duke Energy Corp. sr. unsec. bonds 4.20%, 6/15/49	570,000	634,900
Duke Energy Corp. sr. unsec. notes 3.15%, 8/15/27	775,000	805,299
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	585,000	640,056
El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub.
notes 8.375%, 6/15/32	50,000	69,219
Enbridge, Inc. company guaranty sr. unsec. unsub. bonds 4.50%,
6/10/44 (Canada)	495,000	542,709
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	395,000	432,087
Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. bonds 4.25%, 2/15/48	1,175,000	1,269,839
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. B, 3.90%, 7/15/27	276,000	294,102
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. C, 4.85%, 7/15/47	459,000	548,785
FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes
5.45%, 7/15/44	785,000	996,984
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	205,000	212,276
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	115,000	131,683
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3.50%, 3/1/21	505,000	512,390
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45%, 2/15/23	210,000	216,356
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.15%, 1/15/23	1,080,000	1,105,493
Kinder Morgan, Inc./DE company guaranty sr. unsec. notes
Ser. GMTN, 7.75%, 1/15/32	17,000	23,405
MidAmerican Funding, LLC sr. bonds 6.927%, 3/1/29	430,000	572,762
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	75,000	82,313
NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27	90,000	97,502
NRG Energy, Inc. company guaranty sr. unsec. notes
5.75%, 1/15/28	40,000	43,000
NRG Energy, Inc. 144A company guaranty sr. bonds 4.45%, 6/15/29	619,000	644,915

Dynamic Asset Allocation Conservative Fund 59

	Principal
CORPORATE BONDS AND NOTES (24.4%)* cont.	amount	Value
Utilities and power cont.
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	$330,000	$339,573
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%, 6/15/29	100,000	107,530
NSTAR Electric Co. sr. unsec. unsub. notes 2.375%,
10/15/22 (Canada)	350,000	353,072
Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42	110,000	146,756
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	560,000	617,142
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.20%, 6/15/22	295,000	307,822
PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 3.40%, 6/1/23	15,000	15,438
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5.50%, 3/1/40	215,000	285,985
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
escrow company guaranty sr. notes 11.50%, 10/1/20 F	54,000	81
Vistra Energy Corp. 144A company guaranty sr. unsec. notes
8.125%, 1/30/26	60,000	64,350
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes
5.00%, 7/31/27	65,000	66,929
Vistra Operations Co., LLC 144A sr. bonds 4.30%, 7/15/29	411,000	421,688
Vistra Operations Co., LLC 144A sr. notes 3.55%, 7/15/24	454,000	457,014
Vistra Operations Co., LLC 144A sr. unsec. notes 5.625%, 2/15/27	55,000	57,918
Vistra Operations Co., LLC 144A sr. unsec. notes 5.50%, 9/1/26	125,000	130,775
		16,556,031
Total corporate bonds and notes (cost $255,053,030)		$268,585,473

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (19.3%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (5.5%)
Government National Mortgage Association Pass-Through Certificates
5.00%, 5/20/49	$25,884	$28,402
4.70%, with due dates from 5/20/67 to 8/20/67	219,965	247,048
4.626%, 6/20/67	101,487	113,411
4.509%, 3/20/67	99,406	110,340
4.50%, 5/20/49	31,840	34,239
4.00%, with due dates from 3/15/46 to 3/20/46	780,491	833,645
3.50%, TBA, 10/1/49	7,000,000	7,252,109
3.50%, with due dates from 7/20/47 to 11/20/47	50,282,563	52,261,640
		60,880,834
U.S. Government Agency Mortgage Obligations (13.8%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4.00%, 9/1/45	418,021	441,871
3.00%, with due dates from 2/1/22 to 1/1/48	32,955,362	33,638,909
Federal National Mortgage Association Pass-Through Certificates
4.00%, with due dates from 6/1/48 to 1/1/57	24,763,643	25,722,979
3.50%, 6/1/56	746,209	791,726
3.00%, with due dates from 4/1/46 to 11/1/48	27,259,815	27,903,186
Uniform Mortgage-Backed Securities
6.00%, TBA, 10/1/49	8,000,000	8,855,625
4.50%, TBA, 10/1/49	1,000,000	1,052,891

60 Dynamic Asset Allocation Conservative Fund

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (19.3%)* cont.	amount	Value
U.S. Government Agency Mortgage Obligations cont.
Uniform Mortgage-Backed Securities
4.00%, TBA, 10/1/49	$28,000,000	$29,054,374
3.00%, TBA, 10/1/34	24,000,000	24,528,749
		151,990,310
Total U.S. government and agency mortgage obligations (cost $210,155,742)		$212,871,144

	Principal
U.S. TREASURY OBLIGATIONS (—%)*	amount	Value
U.S. Treasury Notes 2.25%, 11/15/25 [i]	$111,000	$116,072
Total U.S. treasury obligations (cost $116,072)		$116,072

	Principal
MORTGAGE-BACKED SECURITIES (3.9%)*	amount	Value
Agency collateralized mortgage obligations (0.3%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3408, Class EK, ((-4.024 x 1 Month US LIBOR)
+ 25.79%), 17.635%, 4/15/37	$62,981	$103,685
REMICs IFB Ser. 3249, Class PS, ((-3.3 x 1 Month US LIBOR)
+ 22.28%), 15.584%, 12/15/36	79,991	116,235
REMICs IFB Ser. 3065, Class DC, ((-3 x 1 Month US LIBOR)
+ 19.86%), 13.778%, 3/15/35	115,237	152,804
REMICs IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR)
+ 16.95%), 11.764%, 6/15/34	70,280	82,143
REMICs IFB Ser. 3829, Class AS, IO, ((-1 x 1 Month US LIBOR)
+ 6.95%), 4.923%, 3/15/41	956,531	165,193
REMICs Ser. 3391, PO, zero %, 4/15/37	5,536	4,929
REMICs Ser. 3300, PO, zero %, 2/15/37	29,936	26,724
REMICs Ser. 3206, Class EO, PO, zero %, 8/15/36	2,695	2,453
REMICs Ser. 3326, Class WF, zero %, 10/15/35 W	3,152	2,612
Federal National Mortgage Association
REMICs IFB Ser. 06-62, Class PS, ((-6 x 1 Month US LIBOR)
+ 39.90%), 27.79%, 7/25/36	20,125	35,897
REMICs IFB Ser. 06-8, Class HP, ((-3.667 x 1 Month US LIBOR)
+ 24.57%), 17.166%, 3/25/36	76,255	126,323
REMICs IFB Ser. 05-75, Class GS, ((-3 x 1 Month US LIBOR)
+ 20.25%), 14.195%, 8/25/35	30,107	40,346
REMICs IFB Ser. 05-106, Class JC, ((-3.101 x 1 Month US LIBOR)
+ 20.12%), 13.865%, 12/25/35	29,553	40,127
REMICs IFB Ser. 05-83, Class QP, ((-2.6 x 1 Month US LIBOR)
+ 17.39%), 12.146%, 11/25/34	13,187	15,407
REMICs Ser. 07-64, Class LO, PO, zero %, 7/25/37	10,256	9,688
REMICs Ser. 07-14, Class KO, PO, zero %, 3/25/37	15,467	13,619
REMICs Ser. 06-125, Class OX, PO, zero %, 1/25/37	1,215	1,086
REMICs Ser. 06-84, Class OT, PO, zero %, 9/25/36	2,227	2,016
Government National Mortgage Association
Ser. 17-162, Class QI, IO, 5.00%, 10/20/47	1,299,824	246,967
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	234,125	47,738
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	50,708	9,498
IFB Ser. 13-99, Class AS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
4.006%, 6/20/43	1,048,283	216,994

Dynamic Asset Allocation Conservative Fund 61

	Principal
MORTGAGE-BACKED SECURITIES (3.9%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 14-116, Class IL, IO, 4.00%, 8/20/44	$2,448,801	$363,676
Ser. 16-123, Class LI, IO, 3.50%, 3/20/44	2,173,224	217,887
Ser. 13-14, IO, 3.50%, 12/20/42	650,490	62,102
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	974,941	64,512
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	957,395	50,742
Ser. 16-H16, Class EI, IO, 2.397%, 6/20/66 W	3,137,799	338,569
Ser. 15-H25, Class BI, IO, 1.85%, 10/20/65 W	2,859,861	266,539
Ser. 15-H26, Class EI, IO, 1.749%, 10/20/65 W	1,645,655	143,337
Ser. 06-36, Class OD, PO, zero %, 7/16/36	1,666	1,444
		2,971,292
Commercial mortgage-backed securities (1.8%)
Banc of America Commercial Mortgage Trust 144A FRB Ser. 07-5,
Class XW, IO, zero %, 2/10/51 W	642,395	6
Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 05-1, Class XW, IO, zero %, 11/10/42 W	1,100,047	11
Bear Stearns Commercial Mortgage Securities Trust FRB
Ser. 04-PR3I, Class X1, IO, zero %, 2/11/41 W	15,511	—
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.809%, 3/11/39 W	153,895	76,948
FRB Ser. 06-PW11, Class C, 5.809%, 3/11/39 (In default) † W	99,002	4,950
FRB Ser. 06-PW14, Class X1, IO, 0.499%, 12/11/38 W	217,871	2,235
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C1, Class D, 6.272%, 4/15/44 W	279,000	291,515
FRB Ser. 11-C2, Class D, 5.939%, 12/15/47 W	129,000	135,450
FRB Ser. 11-C2, Class E, 5.939%, 12/15/47 W	411,000	415,063
Citigroup Commercial Mortgage Trust
Ser. 14-GC19, Class AS, 4.345%, 3/10/47	221,000	238,645
Ser. 14-GC21, Class AS, 4.026%, 5/10/47	291,000	308,893
Citigroup Commercial Mortgage Trust 144A FRB Ser. 06-C5,
Class XC, IO, 0.722%, 10/15/49 W	4,055,908	56
COMM Mortgage Trust
FRB Ser. 14-CR18, Class C, 4.887%, 7/15/47 W	246,000	261,280
Ser. 13-CR11, Class AM, 4.715%, 8/10/50 W	233,000	252,933
Ser. 13-CR13, Class AM, 4.449%, 11/10/46 W	317,000	342,650
FRB Ser. 13-LC13, Class XA, IO, 1.327%, 8/10/46 W	5,787,980	202,406
FRB Ser. 14-UBS4, Class XA, IO, 1.265%, 8/10/47 W	3,778,666	164,435
FRB Ser. 14-CR18, Class XA, IO, 1.162%, 7/15/47 W	1,265,220	49,622
FRB Ser. 14-CR17, Class XA, IO, 1.145%, 5/10/47 W	3,901,814	151,094
FRB Ser. 14-UBS6, Class XA, IO, 1.07%, 12/10/47 W	4,479,716	172,003
FRB Ser. 14-CR14, Class XA, IO, 0.765%, 2/10/47 W	12,157,293	284,359
COMM Mortgage Trust 144A
FRB Ser. 10-C1, Class D, 6.304%, 7/10/46 W	719,000	735,891
FRB Ser. 13-CR9, Class D, 4.397%, 7/10/45 W	337,000	310,137
FRB Ser. 06-C8, Class XS, IO, 0.555%, 12/10/46 W	158,318	2
Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.211%, 5/15/38 W	110,424	2,563
CSAIL Commercial Mortgage Trust FRB Ser. 15-C1, Class C,
4.417%, 4/15/50 W	708,000	744,035

62 Dynamic Asset Allocation Conservative Fund

	Principal
MORTGAGE-BACKED SECURITIES (3.9%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.512%, 8/10/44 W	$1,246,000	$1,296,254
GS Mortgage Securities Corp., II FRB Ser. 13-GC10, Class XA, IO,
1.654%, 2/10/46 W	6,162,718	265,490
GS Mortgage Securities Trust FRB Ser. 14-GC22, Class C,
4.847%, 6/10/47 W	895,000	945,928
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.197%, 8/10/43 W	535,000	541,253
FRB Ser. 12-GC6, Class D, 5.84%, 1/10/45 W	97,000	100,150
FRB Ser. 11-GC3, Class C, 5.825%, 3/10/44 W	298,000	309,116
FRB Ser. 11-GC3, Class D, 5.825%, 3/10/44 W	613,000	638,331
Ser. 11-GC5, Class AS, 5.209%, 8/10/44 W	301,000	314,156
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C22, Class C, 4.709%, 9/15/47 W	281,000	290,354
FRB Ser. 14-C25, Class XA, IO, 1.013%, 11/15/47 W	3,602,302	132,878
FRB Ser. 14-C19, Class XA, IO, 0.929%, 4/15/47 W	3,813,737	89,741
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 13-LC11, Class C, 3.958%, 4/15/46 W	296,000	302,808
FRB Ser. 13-LC11, Class XA, IO, 1.401%, 4/15/46 W	2,912,467	112,246
FRB Ser. 06-LDP8, Class X, IO, 0.312%, 5/15/45 W	1,354,103	2,144
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 12-C6, Class E, 5.319%, 5/15/45 W	553,000	530,034
FRB Ser. 12-LC9, Class D, 4.547%, 12/15/47 W	119,000	122,796
FRB Ser. 05-CB12, Class X1, IO, 0.509%, 9/12/37 W	250,901	451
FRB Ser. 06-LDP6, Class X1, IO, zero %, 4/15/43 W	185,488	2
LB-UBS Commercial Mortgage Trust 144A FRB Ser. 05-C7,
Class XCL, IO, 0.507%, 11/15/40 W	430,177	42
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B,
3.303%, 4/20/48 W	713,000	711,310
Merrill Lynch Mortgage Trust 144A FRB Ser. 05-MCP1, Class XC, IO,
0.001%, 6/12/43 W	241,282	6
Mezz Cap Commercial Mortgage Trust 144A
FRB Ser. 05-C3, Class X, IO, 7.137%, 5/15/44 W	2,801	—
FRB Ser. 06-C4, Class X, IO, 6.527%, 7/15/45 W	24,992	20
FRB Ser. 07-C5, Class X, IO, 6.219%, 12/15/49 W	185,104	259
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C17, Class C, 4.657%, 8/15/47 W	322,000	331,731
Ser. 12-C6, Class AS, 3.476%, 11/15/45	647,000	666,030
FRB Ser. 14-C17, Class XA, IO, 1.268%, 8/15/47 W	3,386,989	136,001
Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB
Ser. 12-C6, Class D, 4.762%, 11/15/45 W	265,000	275,600
Morgan Stanley Capital I Trust Ser. 07-HQ11, Class C,
5.558%, 2/12/44 W	67,050	16,763
Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class D,
5.292%, 7/15/49 W	206,000	211,440
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E,
8.00%, 12/28/38	357,873	26,125
UBS Commercial Mortgage Trust FRB Ser. 17-C7, Class XA, IO,
1.214%, 12/15/50 W	3,330,923	219,251

Dynamic Asset Allocation Conservative Fund 63

	Principal
MORTGAGE-BACKED SECURITIES (3.9%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
UBS Commercial Mortgage Trust 144A FRB Ser. 12-C1, Class C,
5.728%, 5/10/45 W	$266,000	$281,159
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C2, Class D, 5.048%, 5/10/63 W	319,000	319,255
FRB Ser. 12-C4, Class XA, IO, 1.78%, 12/10/45 W	924,697	37,273
FRB Ser. 12-C2, Class XA, IO, 1.47%, 5/10/63 W	12,608,499	384,346
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class AS, 4.42%, 7/15/46 W	251,000	266,546
FRB Ser. 13-LC12, Class C, 4.42%, 7/15/46 W	409,000	417,698
Ser. 12-LC5, Class AS, 3.539%, 10/15/45	369,000	382,098
FRB Ser. 14-LC16, Class XA, IO, 1.275%, 8/15/50 W	5,163,141	217,110
FRB Ser. 16-LC25, Class XA, IO, 1.146%, 12/15/59 W	3,296,423	160,674
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12,
Class D, 4.42%, 7/15/46 W	507,000	474,883
WF-RBS Commercial Mortgage Trust
Ser. 13-C18, Class AS, 4.387%, 12/15/46 W	629,000	678,226
Ser. 13-UBS1, Class AS, 4.306%, 3/15/46 W	218,000	233,412
Ser. 12-C8, Class AS, 3.66%, 8/15/45	392,000	405,302
Ser. 13-C12, Class AS, 3.56%, 3/15/48	275,000	285,112
Ser. 13-C11, Class AS, 3.311%, 3/15/45	164,000	168,457
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C3, Class D, 5.856%, 3/15/44 W	682,000	640,369
FRB Ser. 11-C2, Class D, 5.839%, 2/15/44 W	962,000	985,934
Ser. 11-C4, Class E, 5.397%, 6/15/44 W	123,000	122,980
FRB Ser. 12-C9, Class D, 4.971%, 11/15/45 W	291,000	293,929
FRB Ser. 13-C15, Class D, 4.624%, 8/15/46 W	153,000	123,566
FRB Ser. 12-C10, Class XA, IO, 1.699%, 12/15/45 W	2,253,067	94,005
FRB Ser. 12-C9, Class XB, IO, 0.876%, 11/15/45 W	6,676,000	136,858
		20,845,084
Residential mortgage-backed securities (non-agency) (1.8%)
Arroyo Mortgage Trust 144A Ser. 19-1, Class A3, 4.208%, 1/25/49 W	184,029	187,595
Banc of America Funding Trust FRB Ser. 05-B, Class 3M1, (1 Month
US LIBOR + 0.68%), 2.719%, 4/20/35	220,000	217,871
BankUnited Trust FRB Ser. 05-1, Class 1A1, (1 Month US LIBOR
+ 0.60%), 2.618%, 9/25/45	134,740	130,024
Bellemeade Re, Ltd. 144A
FRB Ser. 17-1, Class M1, (1 Month US LIBOR + 1.70%), 3.718%,
10/25/27 (Bermuda)	235,951	236,614
FRB Ser. 18-2A, Class M1B, (1 Month US LIBOR + 1.35%), 3.368%,
8/25/28 (Bermuda)	382,000	382,716
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A,
4.93%, 5/25/35 W	359,801	372,863
Countrywide Alternative Loan Trust
FRB Ser. 06-OA10, Class 1A1, (1 Month US LIBOR + 0.96%),
3.406%, 8/25/46	146,249	139,043
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%),
3.386%, 6/25/46	477,903	444,038
FRB Ser. 05-27, Class 1A1, 2.564%, 8/25/35 W	110,297	94,942
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.33%),
2.374%, 11/20/35	450,391	427,063

64 Dynamic Asset Allocation Conservative Fund

	Principal
MORTGAGE-BACKED SECURITIES (3.9%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Countrywide Alternative Loan Trust
FRB Ser. 06-24CB, Class A13, (1 Month US LIBOR + 0.35%),
2.368%, 8/25/36	$240,306	$131,647
FRB Ser. 06-OA19, Class A1, (1 Month US LIBOR + 0.18%),
2.224%, 2/20/47	401,856	317,336
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.19%),
2.208%, 8/25/46	639,050	572,973
Eagle Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.70%), 3.718%, 11/25/28	492,017	493,893
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3,
(1 Month US LIBOR + 5.15%), 7.168%, 11/25/28	280,000	303,549
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3,
(1 Month US LIBOR + 4.75%), 6.768%, 10/25/24	225,594	239,481
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M3,
(1 Month US LIBOR + 4.65%), 6.668%, 10/25/28	1,720,000	1,842,789
Structured Agency Credit Risk Debt FRN Ser. 14-HQ2, Class M3,
(1 Month US LIBOR + 3.75%), 5.768%, 9/25/24	250,000	271,040
Structured Agency Credit Risk Debt FRN Ser. 17-DNA1, Class M2,
(1 Month US LIBOR + 3.25%), 5.268%, 7/25/29	250,000	261,589
Structured Agency Credit Risk Debt FRN Ser. 17-DNA3, Class M2,
(1 Month US LIBOR + 2.50%), 4.518%, 3/25/30	80,000	81,773
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRN Ser. 19-DNA1, Class M2,
(1 Month US LIBOR + 2.65%), 4.668%, 1/25/49	153,000	155,226
Structured Agency Credit Risk Debt FRN Ser. 18-HQA2, Class M2,
(1 Month US LIBOR + 2.30%), 4.318%, 10/25/48	66,200	66,924
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2,
(1 Month US LIBOR + 6.95%), 8.968%, 8/25/28	519,669	560,589
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2,
(1 Month US LIBOR + 6.75%), 8.768%, 8/25/28	968,576	1,065,559
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2,
(1 Month US LIBOR + 6.00%), 8.018%, 9/25/28	1,139,453	1,241,250
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 7.918%, 10/25/28	722,685	779,607
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 7.718%, 4/25/28	918,949	1,003,097
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
(1 Month US LIBOR + 5.55%), 7.568%, 4/25/28	1,190,350	1,271,255
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 7.018%, 7/25/25	396,302	419,494
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2,
(1 Month US LIBOR + 4.90%), 6.918%, 11/25/24	204,485	222,959
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2,
(1 Month US LIBOR + 4.30%), 6.318%, 2/25/25	104,534	110,744
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
(1 Month US LIBOR + 4.25%), 6.268%, 4/25/29	50,000	53,377
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2,
(1 Month US LIBOR + 4.25%), 6.268%, 1/25/29	760,000	802,223
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
(1 Month US LIBOR + 4.00%), 6.018%, 5/25/25	113,670	120,018

Dynamic Asset Allocation Conservative Fund 65

	Principal
MORTGAGE-BACKED SECURITIES (3.9%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
(1 Month US LIBOR + 4.00%), 6.018%, 5/25/25	$80,088	$82,713
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2,
(1 Month US LIBOR + 2.90%), 4.918%, 7/25/24	238,093	247,996
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1,
(1 Month US LIBOR + 1.25%), 3.268%, 7/25/29	160,000	158,444
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2,
(1 Month US LIBOR + 2.45%), 4.468%, 7/25/31	110,000	111,124
Connecticut Avenue Securities Trust FRB Ser. 19-R02, Class 1M2,
(1 Month US LIBOR + 2.30%), 4.318%, 8/25/31	100,000	100,647
Home Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.60%), 3.618%, 10/25/28 (Bermuda)	246,158	246,850
Long Beach Mortgage Loan Trust FRB Ser. 04-1, Class A2, (1 Month
US LIBOR + 0.80%), 2.818%, 2/25/34	455,593	448,480
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2,
4.448%, 2/25/35 W	134,579	139,954
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6, Class M1,
(1 Month US LIBOR + 0.83%), 2.843%, 8/25/34	209,363	209,363
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
2.97%, 8/26/47 W	100,000	99,137
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
FRB Ser. 04-WCW2, Class M3, (1 Month US LIBOR + 1.05%),
3.068%, 10/25/34	290,000	289,095
Structured Asset Mortgage Investments II Trust
FRB Ser. 07-AR7, Class 1A1, (1 Month US LIBOR + 0.85%),
2.868%, 5/25/47	530,198	444,928
FRB Ser. 07-AR1, Class 2A1, (1 Month US LIBOR + 0.18%),
2.198%, 1/25/37	189,110	172,886
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 04-AR3, Class A2, 4.499%, 6/25/34 W	267,989	275,267
FRB Ser. 05-AR10, Class 1A3, 4.176%, 9/25/35 W	304,345	309,386
FRB Ser. 05-AR12, Class 1A8, 3.876%, 10/25/35 W	502,913	510,737
FRB Ser. 05-AR9, Class A1C3, (1 Month US LIBOR + 0.96%),
2.978%, 7/25/45	245,550	244,494
FRB Ser. 05-AR11, Class A1B3, (1 Month US LIBOR + 0.40%),
2.418%, 8/25/45	289,936	284,717
Wells Fargo Mortgage Backed Securities Trust FRB Ser. 05-AR4,
Class 1A3, 5.162%, 4/25/35 W	110,696	114,071
		19,511,450
Total mortgage-backed securities (cost $43,100,370)		$43,327,826

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (0.8%)*	amount	Value
Brazil (Federal Republic of) sr. unsec. unsub. notes 6.00%,
4/7/26 (Brazil)	$435,000	$502,969
Brazil (Federal Republic of) sr. unsec. unsub. notes 4.25%,
1/7/25 (Brazil)	540,000	569,025
Colombia (Republic of) sr. unsec. notes 3.875%,
4/25/27 (Colombia)	705,000	747,634

66 Dynamic Asset Allocation Conservative Fund

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (0.8%)* cont.	amount	Value
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%,
1/8/26 (Indonesia)	$800,000	$883,008
Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)	200,000	220,753
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%,
1/8/27 (Indonesia)	825,000	895,125
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)	200,000	204,747
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS,
6.125%, 6/15/33 (Ivory Coast)	315,000	303,581
Mexico (Government of) sr. unsec. bonds 5.55%, 1/21/45 (Mexico)	887,000	1,072,738
Russia (Federation of) 144A sr. unsec. unsub. bonds 4.375%,
3/21/29 (Russia)	1,000,000	1,069,990
Senegal (Republic of) unsec. bonds Ser. REGS, 6.25%,
5/23/33 (Senegal)	235,000	236,175
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27
(South Africa)	300,000	306,746
United Mexican States sr. unsec. unsub. notes 4.50%,
4/22/29 (Mexico)	726,000	789,037
United Mexican States sr. unsec. unsub. notes 4.15%,
3/28/27 (Mexico)	795,000	841,081
Venezuela (Republic of) sr. unsec. notes 9.00%, 5/7/23 (Venezuela)
(In default) †	340,000	37,400
Venezuela (Republic of) sr. unsec. unsub. notes 8.25%, 10/13/24
(Venezuela) (In default) †	550,000	60,500
Total foreign government and agency bonds and notes (cost $8,298,666)		$8,740,509

	Principal
ASSET-BACKED SECURITIES (0.7%)*	amount	Value
Arroyo Mortgage Trust 144A Ser. 19-3, Class A3, 3.416%, 10/25/48 W	$277,050	$277,824
Mello Warehouse Securitization Trust 144A
FRB Ser. 18-W1, Class A, (1 Month US LIBOR + 0.85%),
2.868%, 11/25/51	129,000	129,000
FRB Ser. 19-1, Class A, (1 Month US LIBOR + 0.80%),
2.818%, 6/25/52	1,080,000	1,080,000
Station Place Securitization Trust 144A
FRB Ser. 19-11, Class A, (1 Month US LIBOR + 0.75%),
2.787%, 10/24/20	1,006,000	1,006,000
FRB Ser. 19-7, Class A, (1 Month US LIBOR + 0.70%),
2.737%, 9/24/20	1,041,000	1,041,000
FRB Ser. 19-3, Class A, (1 Month US LIBOR + 0.70%),
2.737%, 6/24/20	1,077,000	1,077,000
FRB Ser. 18-8, Class A, (1 Month US LIBOR + 0.70%),
2.737%, 2/24/20	1,723,000	1,723,000
FRB Ser. 19-WL1, Class A, (1 Month US LIBOR + 0.65%),
2.668%, 8/25/52	589,000	589,000
Toorak Mortgage Corp. 144A Ser. 19-1, Class A1, 4.336%, 3/25/22	470,000	474,700
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (1 Month
US LIBOR + 0.60%), 2.745%, 1/25/46	773,098	766,809
Total asset-backed securities (cost $8,162,033)		$8,164,333

Dynamic Asset Allocation Conservative Fund 67

	Principal
SENIOR LOANS (0.1%)*c	amount	Value
Avaya, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.25%), 6.334%, 12/15/24	$142,339	$134,867
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 6.514%, 6/21/24	180,838	176,015
BWAY Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.25%), 5.59%, 4/3/24	69,821	68,309
California Resources Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 4.75%), 6.794%, 12/31/22	55,000	49,259
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 5.933%, 5/5/24	42,329	42,170
FTS International, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.75%), 6.796%, 4/16/21	32,593	32,308
Gates Global, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 4.794%, 3/31/24	47,944	47,225
iHeartCommunications, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 4.00%), 6.032%, 5/1/26	11,250	11,318
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 9.25%), 11.509%, 5/21/24	109,436	37,208
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 5.00%), 7.252%, 10/16/23	57,918	39,770
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 5.53%, 11/6/24	231,376	230,364
Neiman Marcus Group, Ltd., LLC bank term loan FRN (BBA LIBOR
USD 3 Month + 6.00%), 8.057%, 10/25/23	52,472	40,097
Rackspace Hosting, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 5.287%, 11/3/23	24,385	22,312
Revlon Consumer Products Corp. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.50%), 5.624%, 9/7/23	71,609	54,378
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.00%), 10.063%, 2/28/26	75,000	63,000
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 3.25%), 5.313%, 2/28/25	73,838	67,008
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 5.044%, 3/28/25	142,527	136,410
Travelport Finance Luxembourg Sarl bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 5.00%), 7.104%, 5/30/26	105,000	94,697
Total senior loans (cost $1,508,441)		$1,346,715

PURCHASED OPTIONS	Expiration
OUTSTANDING (—%)*	date/strike	Notional		Contract
Counterparty	price	amount		amount	Value
Bank of America N.A.
EUR/USD (Put)	Oct-19/$1.10	$9,664,151	EUR	8,866,600	$71,795
Citibank, N.A.
AUD/JPY (Put)	Feb-20/JPY 70.00	6,474,897	AUD	9,593,150	75,310
Goldman Sachs International
AUD/JPY (Put)	Feb-20/JPY 70.00	6,474,897	AUD	9,593,150	75,310
Total purchased options outstanding (cost $321,104)					$222,415

68 Dynamic Asset Allocation Conservative Fund

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value
EPR Properties Ser. C, $1.438 cv. pfd. R	$3,415	$113,920
Nine Point Energy 6.75% cv. pfd. F	11	2,200
Total convertible preferred stocks (cost $73,389)		$116,120

PREFERRED STOCKS (—%)*	Shares	Value
GMAC Capital Trust I Ser. 2, $1.91 cum. ARP	2,035	$53,337
Total preferred stocks (cost $50,875)		$53,337

	Principal
CONVERTIBLE BONDS AND NOTES (—%)*	amount	Value
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	$50,000	$45,810
Total convertible bonds and notes (cost $46,825)		$45,810

	Principal amount/
SHORT-TERM INVESTMENTS (14.2%)*		shares	Value
Putnam Cash Collateral Pool, LLC 2.15% [d]	Shares	2,793,600	$2,793,600
Putnam Short Term Investment Fund 2.05% L	Shares	139,776,994	139,776,994
State Street Institutional U.S. Government Money Market Fund,
Premier Class 1.88% P	Shares	230,000	230,000
U.S. Treasury Bills 2.049%, 12/5/19 # §		$232,001	231,251
U.S. Treasury Bills 1.995%, 10/10/19 ∆ §		1,176,999	1,176,481
U.S. Treasury Bills 1.949%, 11/14/19 # §		2,061,000	2,056,518
U.S. Treasury Bills 1.980%, 11/7/19 # ∆ §		4,160,000	4,152,647
U.S. Treasury Bills 2.030%, 11/21/19 # §		4,262,001	4,251,168
U.S. Treasury Bills 1.946%, 12/12/19 # ∆ §		1,276,001	1,271,466
Total short-term investments (cost $155,937,223)			$155,940,125

TOTAL INVESTMENTS
Total investments (cost $1,078,850,395)	$1,161,943,352

Key to holding’s currency abbreviations

AUD	Australian Dollar
EUR	Euro
JPY	Japanese Yen

Key to holding’s abbreviations

ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period.
BKNT	Bank Note
bp	Basis Points
DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.

Dynamic Asset Allocation Conservative Fund 69

IO	Interest Only
MTN	Medium Term Notes
OTC	Over-the-counter
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2018 through September 30, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,101,949,599.

† This security is non-income-producing.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $8,501,707 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $418,252 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $2,638,901 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $179,299,530 to cover certain derivative contracts and delayed delivery securities.

70 Dynamic Asset Allocation Conservative Fund

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 9/30/19 (aggregate face value $88,599,117)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	10/16/19	$1,559,991	$1,620,604	$(60,613)
	Australian Dollar	Sell	10/16/19	1,559,991	1,565,003	5,012
	Brazilian Real	Buy	10/2/19	1,495,662	1,612,524	(116,862)
	Brazilian Real	Sell	10/2/19	1,495,662	1,522,273	26,611
	Brazilian Real	Sell	2/4/20	99,381	89,548	(9,833)
	British Pound	Sell	12/18/19	1,192,874	1,183,188	(9,686)
	Canadian Dollar	Buy	10/16/19	402,032	407,356	(5,324)
	Canadian Dollar	Sell	10/16/19	402,032	402,274	242
	Euro	Buy	12/18/19	919,254	927,006	(7,752)
	Mexican Peso	Buy	10/16/19	787,565	796,423	(8,858)
	New Zealand Dollar	Buy	10/16/19	1,179,004	1,232,201	(53,197)
	New Zealand Dollar	Sell	10/16/19	1,179,004	1,216,261	37,257
	Russian Ruble	Buy	12/18/19	782,511	764,132	18,379
	Swedish Krona	Sell	12/18/19	755,643	762,314	6,671
Barclays Bank PLC
	British Pound	Buy	12/18/19	387,305	389,238	(1,933)
	Canadian Dollar	Sell	10/16/19	1,479,480	1,498,611	19,131
	Hong Kong Dollar	Buy	11/20/19	264,951	265,301	(350)
	Japanese Yen	Buy	11/20/19	792,130	809,538	(17,408)
	New Zealand Dollar	Sell	10/16/19	772,285	824,285	52,000
Citibank, N.A.
	Australian Dollar	Buy	10/16/19	392,750	392,484	266
	Australian Dollar	Sell	10/16/19	392,750	408,044	15,294
	Brazilian Real	Buy	10/2/19	787,109	843,384	(56,275)
	Brazilian Real	Sell	10/2/19	787,109	792,824	5,715
	Brazilian Real	Sell	2/4/20	36,862	37,011	149
	Canadian Dollar	Buy	10/16/19	801,951	815,541	(13,590)
	Canadian Dollar	Sell	10/16/19	801,951	802,442	491
	Danish Krone	Sell	12/18/19	324,213	327,222	3,009
	Euro	Sell	12/18/19	812,132	824,165	12,033
	Japanese Yen	Buy	11/20/19	1,215,343	1,248,406	(33,063)
	New Zealand Dollar	Sell	10/16/19	63,767	87,395	23,628
Credit Suisse International
	Australian Dollar	Buy	10/16/19	1,912,561	1,954,495	(41,934)
	Australian Dollar	Sell	10/16/19	1,912,561	1,910,885	(1,676)

Dynamic Asset Allocation Conservative Fund 71

FORWARD CURRENCY CONTRACTS at 9/30/19 (aggregate face value $88,599,117) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Credit Suisse International cont.
	Canadian Dollar	Buy	10/16/19	$810,029	$810,587	$(558)
	Canadian Dollar	Sell	10/16/19	810,029	811,650	1,621
	Euro	Buy	12/18/19	803,580	814,031	(10,451)
Goldman Sachs International
	Australian Dollar	Buy	10/16/19	1,985,087	1,989,240	(4,153)
	Australian Dollar	Sell	10/16/19	1,985,087	2,040,237	55,150
	Brazilian Real	Buy	2/4/20	812,609	811,736	873
	Canadian Dollar	Buy	10/16/19	818,032	818,593	(561)
	Canadian Dollar	Sell	10/16/19	818,032	817,600	(432)
	Indian Rupee	Buy	11/20/19	791,510	799,117	(7,607)
	Indonesian Rupiah	Buy	11/20/19	806,704	784,343	22,361
	Japanese Yen	Sell	11/20/19	1,513,093	1,520,083	6,990
	New Taiwan Dollar	Sell	11/20/19	816,922	791,146	(25,776)
	New Zealand Dollar	Sell	10/16/19	1,211,075	1,251,610	40,535
	Norwegian Krone	Buy	12/18/19	3,154,657	3,167,271	(12,614)
	Russian Ruble	Buy	12/18/19	782,509	763,573	18,936
	South Korean Won	Sell	11/20/19	758,669	810,100	51,431
	Swedish Krona	Sell	12/18/19	774,689	780,614	5,925
HSBC Bank USA, National Association
	Australian Dollar	Buy	10/16/19	782,730	782,211	519
	Australian Dollar	Sell	10/16/19	782,730	818,828	36,098
	British Pound	Sell	12/18/19	17,022	16,886	(136)
	Indonesian Rupiah	Buy	11/20/19	1,375	7,962	(6,587)
	Japanese Yen	Sell	11/20/19	1,239,495	1,245,791	6,296
	New Zealand Dollar	Buy	10/16/19	761,010	812,798	(51,788)
	New Zealand Dollar	Sell	10/16/19	778,110	805,838	27,728
	South Korean Won	Sell	11/20/19	789,410	820,443	31,033
	Swedish Krona	Sell	12/18/19	1,210,245	1,220,901	10,656
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/16/19	808,797	820,507	(11,710)
	Australian Dollar	Sell	10/16/19	808,797	814,367	5,570
	British Pound	Buy	12/18/19	3,131,125	3,139,904	(8,779)
	Canadian Dollar	Sell	10/16/19	224,534	242,245	17,711
	Euro	Buy	12/18/19	367,965	380,766	(12,801)
	Japanese Yen	Sell	11/20/19	801,323	816,131	14,808
	Mexican Peso	Buy	10/16/19	795,548	808,454	(12,906)
	Mexican Peso	Sell	10/16/19	795,548	792,480	(3,068)
	New Zealand Dollar	Sell	10/16/19	1,944,336	2,043,676	99,340
	Norwegian Krone	Sell	12/18/19	359,874	361,265	1,391
	Singapore Dollar	Buy	11/20/19	175,333	176,917	(1,584)
	Swedish Krona	Sell	12/18/19	121,881	122,925	1,044
	Swiss Franc	Buy	12/18/19	831,534	842,441	(10,907)

72 Dynamic Asset Allocation Conservative Fund

FORWARD CURRENCY CONTRACTS at 9/30/19 (aggregate face value $88,599,117) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
NatWest Markets PLC
	Australian Dollar	Buy	10/16/19	$2,105,694	$2,202,690	$(96,996)
	Canadian Dollar	Buy	10/16/19	802,253	814,934	(12,681)
	Canadian Dollar	Sell	10/16/19	802,253	802,708	455
	Euro	Sell	12/18/19	714,769	720,526	5,757
	Indian Rupee	Sell	11/20/19	28,656	6,831	(21,825)
	Japanese Yen	Buy	11/20/19	1,593,400	1,638,517	(45,117)
	New Taiwan Dollar	Sell	11/20/19	824,598	798,915	(25,683)
	Swedish Krona	Sell	12/18/19	780,867	787,503	6,636
State Street Bank and Trust Co.
	Australian Dollar	Buy	10/16/19	575,483	583,344	(7,861)
	British Pound	Buy	12/18/19	444,784	450,260	(5,476)
	Canadian Dollar	Buy	10/16/19	2,027,980	2,034,440	(6,460)
	Canadian Dollar	Sell	10/16/19	2,027,980	2,030,095	2,115
	Euro	Sell	12/18/19	802,813	810,703	7,890
	Japanese Yen	Sell	11/20/19	42,710	13,943	(28,767)
	New Zealand Dollar	Buy	10/16/19	84,376	85,006	(630)
	New Zealand Dollar	Sell	10/16/19	84,376	90,059	5,683
	Swedish Krona	Sell	12/18/19	498,840	496,018	(2,822)
UBS AG
	Australian Dollar	Buy	10/16/19	558,466	549,082	9,384
	Japanese Yen	Buy	11/20/19	2,307,056	2,357,896	(50,840)
	Swedish Krona	Sell	12/18/19	781,378	788,213	6,835
WestPac Banking Corp.
	Australian Dollar	Buy	10/16/19	1,525,213	1,576,477	(51,264)
	Australian Dollar	Sell	10/16/19	1,525,213	1,524,020	(1,193)
	Canadian Dollar	Buy	10/16/19	816,900	815,262	1,638
	Canadian Dollar	Sell	10/16/19	816,900	814,030	(2,870)
Unrealized appreciation						728,297
Unrealized (depreciation)						(981,257)
Total						$(252,960)

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 9/30/19
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
MSCI EAFE Index (Short)	335	$31,646,747	$31,798,200	Dec-19	$379,538
Russell 2000 Index E-Mini (Long)	292	22,241,243	22,265,000	Dec-19	(823,156)
S&P 500 Index E-Mini (Long)	438	65,190,606	65,229,150	Dec-19	178,091
S&P 500 Index E-Mini (Short)	880	130,976,560	131,054,000	Dec-19	1,551,466
S&P Mid Cap 400 Index E-Mini (Long)	4	774,192	775,200	Dec-19	(10,659)
S&P Mid Cap 400 Index E-Mini (Short)	64	12,387,072	12,403,200	Dec-19	168,372
U.S. Treasury Bond 30 yr (Long)	110	17,854,375	17,854,375	Dec-19	(257,623)
U.S. Treasury Bond Ultra 30 yr (Long)	240	46,057,500	46,057,500	Dec-19	(959,829)

Dynamic Asset Allocation Conservative Fund 73

FUTURES CONTRACTS OUTSTANDING at 9/30/19 cont.
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
U.S. Treasury Bond Ultra 30 yr (Short)	3	$575,719	$575,719	Dec-19	$11,735
U.S. Treasury Note 2 yr (Long)	484	104,302,000	104,302,000	Dec-19	(245,674)
U.S. Treasury Note 2 yr (Short)	43	9,266,500	9,266,500	Dec-19	22,411
U.S. Treasury Note 5 yr (Long)	810	96,510,235	96,510,235	Dec-19	(549,869)
U.S. Treasury Note 5 yr (Short)	26	3,097,859	3,097,859	Dec-19	18,020
U.S. Treasury Note 10 yr (Long)	297	38,702,813	38,702,813	Dec-19	(369,598)
U.S. Treasury Note Ultra 10 yr (Short)	24	3,417,750	3,417,750	Dec-19	43,071
Unrealized appreciation					2,372,704
Unrealized (depreciation)					(3,216,408)
Total					$(843,704)

WRITTEN OPTIONS OUTSTANDING at 9/30/19 (premiums $189,080)
	Expiration	Notional		Contract
Counterparty	date/strike price	amount		amount	Value
Citibank, N.A.
AUD/JPY (Put)	Feb-20/JPY 66.00	$9,712,362	AUD	14,389,750	$39,025
Goldman Sachs International
AUD/JPY (Put)	Feb-20/JPY 66.00	9,712,362	AUD	14,389,750	39,024
Total					$78,049

TBA SALE COMMITMENTS OUTSTANDING at 9/30/19 (proceeds receivable $4,075,742)
	Principal	Settlement
Agency	amount	date	Value
Uniform Mortgage-Backed Securities, 3.50%, 10/1/49	$1,000,000	10/10/19	$1,025,781
Uniform Mortgage-Backed Securities, 3.00%, 10/1/49	3,000,000	10/10/19	3,045,000
Total			$4,070,781

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/19
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$27,656,000	$14,160 E	$(5,109)	12/18/21	3 month USD-	1.58% —	$9,051
				LIBOR-BBA —	Semiannually
				Quarterly
57,060,400	29,215 E	34,737	12/18/21	1.58% —	3 month USD-	5,522
				Semiannually	LIBOR-BBA —
					Quarterly
14,402,400	20,062 E	(17,594)	12/18/24	1.45% —	3 month USD-	2,468
				Semiannually	LIBOR-BBA —
					Quarterly
10,605,000	14,773 E	20,479	12/18/24	3 month USD-	1.45% —	5,706
				LIBOR-BBA —	Semiannually
				Quarterly
2,409,600	38,459 E	(34,325)	12/18/49	1.65% —	3 month USD-	4,134
				Semiannually	LIBOR-BBA —
					Quarterly

74 Dynamic Asset Allocation Conservative Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/19 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$8,709,900	$139,018 E	$137,704	12/18/49	3 month USD-	1.65% —	$(1,314)
				LIBOR-BBA —	Semiannually
				Quarterly
19,298,200	69,783 E	(57,521)	12/18/29	1.525% —	3 month USD-	12,262
				Semiannually	LIBOR-BBA —
					Quarterly
26,368,600	95,349 E	97,060	12/18/29	3 month USD-	1.525% —	1,711
				LIBOR-BBA —	Semiannually
				Quarterly
Total		$175,431				$39,540

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/19
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC
$88,529	$88,672	$—	1/12/40	4.50% (1 month	Synthetic MBX	$244
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
530,188	531,326	—	1/12/41	5.00% (1 month	Synthetic MBX	1,848
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
18,647	18,673	—	1/12/40	5.00% (1 month	Synthetic MBX	51
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
14,554	14,574	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(45)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
167,842	168,020	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(486)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
6,934	6,858	—	1/12/43	3.50% (1 month	Synthetic TRS	(9)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
44,165	43,274	—	1/12/41	4.00% (1 month	Synthetic TRS	(391)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
13,016	12,753	—	1/12/41	4.00% (1 month	Synthetic TRS	(115)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Dynamic Asset Allocation Conservative Fund 75

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/19 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$4,427	$4,382	$—	1/12/42	4.00% (1 month	Synthetic TRS	$1
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
11,615	11,484	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(15)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
372	369	—	1/12/38	6.50% (1 month	Synthetic TRS	1
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Citibank, N.A.
17,938,494	18,402,028	—	11/26/19	(3 month USD-	A basket	470,247
				LIBOR-BBA	(CGPUTQL2) of
				plus 0.34%) —	common stocks —
				Quarterly	Quarterly *
15,711,061	16,246,097	—	11/26/19	3 month USD-	Russell 1000 Total	(500,120)
				LIBOR-BBA plus	Return Index —
				0.09% — Quarterly	Quarterly
170,772	171,138	—	1/12/41	5.00% (1 month	Synthetic MBX	595
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Credit Suisse International
16,441	16,245	—	1/12/45	3.50% (1 month	Synthetic TRS	(21)
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Goldman Sachs International
36,250,633	36,151,364	—	12/15/20	(1 month USD-	A basket	(40,105)
				LIBOR-BBA plus	(GSGLPWDL) of
				0.50%) — Monthly	common stocks —
Monthly *
34,218,324	33,540,162	—	12/15/20	1 month USD-	A basket	628,176
				LIBOR-BBA minus	(GSGLPWDS) of
				0.15% — Monthly	common stocks —
Monthly *
8,175	8,184	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(24)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
9,840	9,850	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(28)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

76 Dynamic Asset Allocation Conservative Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/19 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$181,190	$181,382	$—	1/12/38	(6.50%) 1 month	Synthetic MBX	$(524)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
46,283	45,775	—	1/12/40	4.00% (1 month	Synthetic TRS	14
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
11,009	10,895	—	1/12/42	4.00% (1 month	Synthetic TRS	2
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
11,009	10,895	—	1/12/42	4.00% (1 month	Synthetic TRS	2
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
6,568	6,538	—	1/12/39	6.00% (1 month	Synthetic TRS	49
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
1,162	1,153	—	1/12/38	6.50% (1 month	Synthetic TRS	4
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
JPMorgan Securities LLC
26,445	26,172	—	1/12/42	(4.00%) 1 month	Synthetic TRS	(6)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
57,181	56,027	—	1/12/41	(4.00%) 1 month	Synthetic TRS	507
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Upfront premium received		—		Unrealized appreciation		1,101,741
Upfront premium (paid)		—		Unrealized (depreciation)		(541,889)
Total		$—		Total		$559,852

* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (CGPUTQL2) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
JPMorgan Chase & Co.	Financials	4,296	$505,549	2.75%
Alphabet, Inc. Class A	Technology	363	442,952	2.41%
Microsoft Corp.	Technology	2,966	412,355	2.24%
Walt Disney Co. (The)	Consumer cyclicals	3,043	396,560	2.15%
Apple, Inc.	Technology	1,743	390,441	2.12%
Texas Instruments, Inc.	Technology	2,856	369,102	2.01%

Dynamic Asset Allocation Conservative Fund 77

A BASKET (CGPUTQL2) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Honeywell International, Inc.	Capital goods	2,063	$349,072	1.90%
Starbucks Corp.	Consumer staples	3,901	344,968	1.87%
Amazon.com, Inc.	Consumer cyclicals	192	333,518	1.81%
Mondelez International, Inc. Class A	Consumer staples	5,925	327,783	1.78%
U.S. Bancorp	Financials	5,719	316,468	1.72%
Automatic Data Processing, Inc.	Consumer cyclicals	1,950	314,827	1.71%
TJX Cos., Inc. (The)	Consumer cyclicals	5,584	311,242	1.69%
Intercontinental Exchange, Inc.	Financials	3,365	310,531	1.69%
Fidelity National Information	Technology	2,295	304,637	1.66%
Services, Inc.
Intuit, Inc.	Technology	1,134	301,510	1.64%
Kinder Morgan, Inc.	Utilities and power	14,283	294,368	1.60%
Ingersoll-Rand PLC	Capital goods	2,385	293,911	1.60%
Sysco Corp.	Consumer staples	3,613	286,849	1.56%
Exelon Corp.	Utilities and power	5,820	281,142	1.53%
Allstate Corp. (The)	Financials	2,507	272,411	1.48%
T-Mobile US, Inc.	Communication services	3,394	267,311	1.45%
Zimmer Biomet Holdings, Inc.	Health care	1,888	259,221	1.41%
Waste Management, Inc.	Capital goods	2,162	248,644	1.35%
Johnson & Johnson	Health care	1,879	243,071	1.32%
Vistra Energy Corp.	Utilities and power	8,997	240,480	1.31%
Exxon Mobil Corp.	Energy	3,364	237,542	1.29%
Omnicom Group, Inc.	Consumer cyclicals	2,934	229,719	1.25%
Cisco Systems, Inc.	Technology	4,513	222,966	1.21%
Cognizant Technology Solutions	Technology	3,628	218,613	1.19%
Corp. Class A
VICI Properties, Inc.	Financials	9,408	213,100	1.16%
eBay, Inc.	Technology	5,365	209,134	1.14%
Baxter International, Inc.	Health care	2,372	207,481	1.13%
Annaly Capital Management, Inc.	Financials	22,490	197,913	1.08%
Verizon Communications, Inc.	Communication services	3,247	195,964	1.06%
Ross Stores, Inc.	Consumer cyclicals	1,753	192,531	1.05%
Merck & Co., Inc.	Health care	2,212	186,203	1.01%
Norfolk Southern Corp.	Transportation	1,012	181,875	0.99%
Hershey Co. (The)	Consumer staples	1,151	178,350	0.97%
Procter & Gamble Co. (The)	Consumer staples	1,387	172,455	0.94%
KLA Corp.	Technology	1,066	169,981	0.92%
Leidos Holdings, Inc.	Technology	1,929	165,629	0.90%
Occidental Petroleum Corp.	Energy	3,690	164,089	0.89%
Pfizer, Inc.	Health care	4,548	163,418	0.89%
Garmin, Ltd.	Technology	1,925	163,050	0.89%
AGNC Investment Corp.	Financials	10,006	160,991	0.87%
Cadence Design Systems, Inc.	Technology	2,296	151,739	0.82%
AutoZone, Inc.	Consumer cyclicals	140	151,413	0.82%
F5 Networks, Inc.	Technology	1,067	149,873	0.81%
Hologic, Inc.	Health care	2,921	147,504	0.80%

78 Dynamic Asset Allocation Conservative Fund

A BASKET (GSGLPWDL) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
WEC Energy Group, Inc.	Utilities and power	2,407	$228,927	0.63%
Xcel Energy, Inc.	Utilities and power	3,436	222,946	0.62%
Expedia, Inc.	Consumer cyclicals	1,635	219,716	0.61%
AMETEK, Inc.	Conglomerates	2,389	219,329	0.61%
AXA Equitable Holdings, Inc.	Financials	9,885	219,057	0.61%
CGI Group, Inc. Class A (Canada)	Technology	2,757	218,013	0.60%
Hershey Co. (The)	Consumer staples	1,402	217,356	0.60%
Church & Dwight Co., Inc.	Consumer staples	2,859	215,112	0.60%
Aena SME SA (Spain)	Transportation	1,174	214,974	0.59%
Mitsubishi UFJ Financial Group, Inc.	Financials	42,358	214,836	0.59%
(Japan)
Muenchener Rueckversicherungs-	Financials	812	210,044	0.58%
Gesellschaft AG in Muenchen
(Germany)
Starbucks Corp.	Consumer staples	2,372	209,773	0.58%
Roper Technologies, Inc.	Capital goods	585	208,770	0.58%
OGE Energy Corp.	Utilities and power	4,588	208,200	0.58%
Ingersoll-Rand PLC	Capital goods	1,687	207,862	0.57%
Toronto-Dominion Bank (Canada)	Financials	3,560	207,573	0.57%
National Bank of Canada (Canada)	Financials	4,151	206,523	0.57%
Coca-Cola European Partners PLC	Consumer staples	3,708	205,629	0.57%
(United Kingdom)
Swisscom AG (Switzerland)	Communication services	416	205,389	0.57%
Swiss Life Holding AG (Switzerland)	Financials	430	205,327	0.57%
Royal Bank of Canada (Canada)	Financials	2,517	204,210	0.56%
MTU Aero Engines AG (Germany)	Capital goods	763	202,817	0.56%
ANSYS, Inc.	Technology	914	202,257	0.56%
Endesa SA (Spain)	Utilities and power	7,675	201,953	0.56%
Shionogi & Co., Ltd. (Japan)	Health care	3,598	199,599	0.55%
Pernod Ricard SA (France)	Consumer staples	1,115	198,596	0.55%
Telia Company AB (Sweden)	Communication services	44,277	198,222	0.55%
Expeditors International of	Transportation	2,660	197,597	0.55%
Washington, Inc.
Omnicom Group, Inc.	Consumer cyclicals	2,522	197,504	0.55%
Cummins, Inc.	Capital goods	1,213	197,382	0.55%
Canadian Imperial Bank of	Financials	2,384	196,699	0.54%
Commerce (Canada)
Comcast Corp. Class A	Communication services	4,342	195,725	0.54%
Paychex, Inc.	Technology	2,362	195,489	0.54%
Amgen, Inc.	Health care	1,000	193,480	0.54%
Biogen, Inc.	Health care	805	187,319	0.52%
Diageo PLC (United Kingdom)	Consumer staples	4,560	186,892	0.52%
Citrix Systems, Inc.	Technology	1,920	185,354	0.51%
L’Oreal SA (France)	Consumer staples	661	184,976	0.51%
Repsol SA (Spain)	Energy	11,826	184,833	0.51%
Mitsubishi Heavy Industries, Ltd.	Capital goods	4,678	183,105	0.51%
(Japan)

Dynamic Asset Allocation Conservative Fund 79

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Ageas (Belgium)	Financials	3,300	$183,012	0.51%
AutoZone, Inc.	Consumer cyclicals	167	181,586	0.50%
Porsche Automobil Holding SE	Consumer cyclicals	2,775	180,585	0.50%
(Preference) (Germany)
Eni SpA (Italy)	Utilities and power	11,601	177,449	0.49%
Givaudan SA (Switzerland)	Basic materials	63	176,670	0.49%
Rio Tinto PLC (United Kingdom)	Basic materials	3,380	174,923	0.48%
ConocoPhillips	Energy	3,051	173,825	0.48%
Sumitomo Mitsui Financial	Financials	5,082	173,683	0.48%
Group, Inc. (Japan)
Host Hotels & Resorts, Inc.	Consumer cyclicals	10,028	173,382	0.48%
Wolters Kluwer NV (Netherlands)	Consumer cyclicals	2,362	172,445	0.48%

A BASKET (GSGLPWDS) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Entergy Corp.	Utilities and power	1,811	$212,590	0.63%
Prologis, Inc.	Financials	2,422	206,370	0.62%
Weyerhaeuser Co.	Basic materials	7,410	205,260	0.61%
Camden Property Trust	Financials	1,847	205,026	0.61%
Markel Corp.	Financials	173	204,812	0.61%
Coca-Cola Co. (The)	Consumer staples	3,725	202,784	0.60%
Equifax, Inc.	Consumer cyclicals	1,440	202,620	0.60%
Fortis, Inc. (Canada)	Utilities and power	4,774	201,829	0.60%
Becton Dickinson and Co.	Health care	787	199,169	0.59%
Daimler AG (Registered Shares)	Consumer cyclicals	3,931	195,442	0.58%
(Germany)
Westpac Banking Corp. (Australia)	Financials	9,706	194,182	0.58%
Alexandria Real Estate Equities, Inc.	Financials	1,253	193,007	0.58%
Deere & Co.	Capital goods	1,137	191,816	0.57%
ABB, Ltd. (Switzerland)	Capital goods	9,609	188,798	0.56%
Nasdaq, Inc.	Financials	1,875	186,323	0.56%
SBA Communications Corp.	Communication services	770	185,691	0.55%
Panasonic Corp. (Japan)	Consumer cyclicals	22,702	183,838	0.55%
Arthur J. Gallagher & Co.	Financials	2,040	182,715	0.54%
Southern Co. (The)	Utilities and power	2,935	181,304	0.54%
Nokia OYJ (Finland)	Technology	35,578	180,317	0.54%
Xylem, Inc.	Capital goods	2,250	179,118	0.53%
Liberty Media Corp.-Liberty Formula	Consumer cyclicals	4,206	174,943	0.52%
One Class C
Vornado Realty Trust	Financials	2,742	174,605	0.52%
AIA Group, Ltd. (Hong Kong)	Financials	18,387	173,718	0.52%
Koninklijke KPN NV (Netherlands)	Communication services	55,692	173,667	0.52%
American Tower Corp.	Communication services	784	173,436	0.52%
Autodesk, Inc.	Technology	1,173	173,303	0.52%
Gartner, Inc.	Consumer cyclicals	1,210	173,034	0.52%

80 Dynamic Asset Allocation Conservative Fund

A BASKET (GSGLPWDS) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
MGM Resorts International	Consumer cyclicals	6,205	$172,001	0.51%
Zurich Insurance Group AG	Financials	449	171,946	0.51%
(Switzerland)
DBS Group Holdings, Ltd. (Singapore)	Financials	9,481	171,495	0.51%
FedEx Corp.	Transportation	1,174	170,951	0.51%
IBM Corp.	Technology	1,156	168,064	0.50%
Anheuser-Busch InBev SA/NV	Consumer staples	1,763	168,026	0.50%
(Belgium)
Ventas, Inc.	Health care	2,280	166,499	0.50%
Dollar Tree, Inc.	Consumer cyclicals	1,417	161,730	0.48%
Banco Santander SA (Spain)	Financials	39,670	161,559	0.48%
NiSource, Inc.	Utilities and power	5,383	161,055	0.48%
AstraZeneca PLC (United Kingdom)	Health care	1,803	160,971	0.48%
Accor SA (France)	Consumer cyclicals	3,719	155,061	0.46%
ANA Holdings, Inc. (Japan)	Transportation	4,596	154,474	0.46%
Commonwealth Bank of Australia	Financials	2,820	153,867	0.46%
(Australia)
Compagnie Financiere Richemont SA	Consumer cyclicals	2,090	153,338	0.46%
(Switzerland)
American Express Co.	Financials	1,291	152,682	0.46%
Crown Castle International Corp.	Communication services	1,094	152,111	0.45%
Waste Connections, Inc.	Capital goods	1,651	151,879	0.45%
TransUnion	Consumer cyclicals	1,851	150,116	0.45%
Nidec Corp. (Japan)	Technology	1,109	148,986	0.44%
Fidelity National Information	Technology	1,114	147,939	0.44%
Services, Inc.
Charter Communications, Inc. Class A	Communication services	359	147,778	0.44%

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/19
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BBB–/P	$957	$14,000	$1,184	5/11/63	300 bp —	$(220)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,868	31,000	2,623	5/11/63	300 bp —	(739)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,828	62,000	5,245	5/11/63	300 bp —	(1,387)
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA A.6	A/P	(53)	120,000	264	5/11/63	200 bp —	251
Index						Monthly
CMBX NA A.6	A/P	39	22,000	48	5/11/63	200 bp —	94
Index						Monthly
CMBX NA BB.6	BB/P	54,887	223,000	34,743	5/11/63	500 bp —	20,330
Index						Monthly

Dynamic Asset Allocation Conservative Fund 81

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/19 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.7	BB/P	$364	$4,000	$286	1/17/47	500 bp —	$81
Index						Monthly
CMBX NA BB.7	BB/P	6,526	47,000	3,356	1/17/47	500 bp —	3,209
Index						Monthly
CMBX NA BB.7	BB/P	12,468	97,000	6,926	1/17/47	500 bp —	5,623
Index						Monthly
CMBX NA BB.7	BB/P	16,427	136,000	9,710	1/17/47	500 bp —	6,830
Index						Monthly
Credit Suisse International
CMBX NA A.6	A/P	(2,447)	2,216,000	4,875	5/11/63	200 bp —	3,167
Index						Monthly
CMBX NA BB.7	BB/P	9,898	74,000	5,284	1/17/47	500 bp —	4,676
Index						Monthly
CMBX NA BBB–.6	BBB–/P	9,772	104,000	8,798	5/11/63	300 bp —	1,026
Index						Monthly
CMBX NA BBB–.7	BBB–/P	31,222	395,000	6,162	1/17/47	300 bp —	25,258
Index						Monthly
Goldman Sachs International
CMBX NA A.6	A/P	28,986	481,000	1,058	5/11/63	200 bp —	30,205
Index						Monthly
CMBX NA A.6	A/P	20,305	399,000	878	5/11/63	200 bp —	21,316
Index						Monthly
CMBX NA A.6	A/P	12,141	387,000	851	5/11/63	200 bp —	13,121
Index						Monthly
CMBX NA A.6	A/P	7,708	333,000	733	5/11/63	200 bp —	8,551
Index						Monthly
CMBX NA A.6	A/P	8,351	270,000	594	5/11/63	200 bp —	9,035
Index						Monthly
CMBX NA A.6	A/P	10,374	210,000	462	5/11/63	200 bp —	10,906
Index						Monthly
CMBX NA A.6	A/P	(106)	175,000	385	5/11/63	200 bp —	337
Index						Monthly
CMBX NA A.6	A/P	9,523	145,000	319	5/11/63	200 bp —	9,890
Index						Monthly
CMBX NA A.6	A/P	7,315	142,000	312	5/11/63	200 bp —	7,674
Index						Monthly
CMBX NA A.6	A/P	444	59,000	130	5/11/63	200 bp —	594
Index						Monthly
CMBX NA A.6	A/P	1,584	52,000	114	5/11/63	200 bp —	1,716
Index						Monthly
CMBX NA A.6	A/P	(65)	36,000	79	5/11/63	200 bp —	26
Index						Monthly
CMBX NA A.6	A/P	192	3,000	7	5/11/63	200 bp —	200
Index						Monthly
CMBX NA A.7	A-/P	4,437	88,000	1,522	1/17/47	200 bp —	5,988
Index						Monthly

82 Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/19 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BBB–/P	$317	$4,000	$338	5/11/63	300 bp —	$(20)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	545	8,000	677	5/11/63	300 bp —	(128)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,655	43,000	3,638	5/11/63	300 bp —	1,039
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,226	46,000	3,892	5/11/63	300 bp —	(1,643)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,608	50,000	4,230	5/11/63	300 bp —	(1,597)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,992	71,000	6,007	5/11/63	300 bp —	20
Index						Monthly
CMBX NA BBB–.6	BBB–/P	9,260	84,000	7,106	5/11/63	300 bp —	2,196
Index						Monthly
CMBX NA BBB–.6	BBB–/P	8,861	105,000	8,883	5/11/63	300 bp —	30
Index						Monthly
CMBX NA BBB–.6	BBB–/P	13,393	110,000	9,306	5/11/63	300 bp —	4,142
Index						Monthly
CMBX NA BBB–.6	BBB–/P	9,758	113,000	9,560	5/11/63	300 bp —	254
Index						Monthly
CMBX NA BBB–.6	BBB–/P	55,992	597,000	50,506	5/11/63	300 bp —	5,785
Index						Monthly
CMBX NA BBB–.6	BBB–/P	57,205	761,000	64,381	5/11/63	300 bp —	(6,795)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	5,300	62,000	967	1/17/47	300 bp —	4,363
Index						Monthly
CMBX NA BBB–.7	BBB–/P	5,793	68,000	1,061	1/17/47	300 bp —	4,766
Index						Monthly
CMBX NA BBB–.7	BBB–/P	22,289	283,000	4,415	1/17/47	300 bp —	18,016
Index						Monthly
JPMorgan Securities LLC
CMBX NA BB.6	BB/P	11,439	54,000	8,413	5/11/63	500 bp —	3,071
Index						Monthly
CMBX NA A.6	A/P	70,276	3,055,000	6,721	5/11/63	200 bp —	78,024
Index						Monthly
CMBX NA A.6	A/P	(34)	113,000	249	5/11/63	200 bp —	253
Index						Monthly
CMBX NA A.6	A/P	210	72,000	158	5/11/63	200 bp —	393
Index						Monthly
CMBX NA A.7	A-/P	11,139	254,000	4,394	1/17/47	200 bp —	15,617
Index						Monthly
CMBX NA BB.10	BB–/P	7,783	97,000	8,458	5/11/63	500 bp —	(594)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	35,852	271,000	22,927	5/11/63	300 bp —	13,061
Index						Monthly

Dynamic Asset Allocation Conservative Fund 83

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/19 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Merrill Lynch International
CMBX NA A.6	A/P	$(25)	$85,000	$187	5/11/63	200 bp —	$190
Index						Monthly
CMBX NA A.6	A/P	847	65,000	143	5/11/63	200 bp —	1,011
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,012	41,000	3,469	5/11/63	300 bp —	564
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,243	43,000	3,638	5/11/63	300 bp —	626
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.6	BBB–/P	12,034	87,000	7,360	5/11/63	300 bp —	4,718
Index						Monthly
CMBX NA A.6	A/P	2,989	221,000	486	5/11/63	200 bp —	3,549
Index						Monthly
CMBX NA A.6	A/P	608	44,000	97	5/11/63	200 bp —	720
Index						Monthly
CMBX NA A.6	A/P	447	40,000	88	5/11/63	200 bp —	548
Index						Monthly
CMBX NA A.6	A/P	982	19,000	42	5/11/63	200 bp —	1,030
Index						Monthly
CMBX NA A.6	A/P	122	13,000	29	5/11/63	200 bp —	155
Index						Monthly
CMBX NA BB.6	BB/P	17,681	72,000	11,218	5/11/63	500 bp —	6,524
Index						Monthly
CMBX NA BB.6	BB/P	35,237	143,000	22,279	5/11/63	500 bp —	13,077
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,300	85,000	7,191	5/11/63	300 bp —	3,151
Index						Monthly
Upfront premium received		690,011	Unrealized appreciation				376,997
Upfront premium (paid)		(2,730)	Unrealized (depreciation)				(13,123)
Total		$687,281	Total				$363,874

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2019. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

84 Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/19
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(1,357)	$183,000	$3,166	1/17/47	(200 bp) —	$(4,584)
					Monthly
CMBX NA BB.10 Index	(4,696)	45,000	3,924	11/17/59	(500 bp) —	(810)
					Monthly
CMBX NA BB.10 Index	(4,167)	38,000	3,314	11/17/59	(500 bp) —	(891)
					Monthly
CMBX NA BB.11 Index	(17,620)	136,000	10,023	11/18/54	(500 bp) —	(7,710)
					Monthly
CMBX NA BB.11 Index	(4,336)	46,000	3,390	11/18/54	(500 bp) —	(984)
					Monthly
CMBX NA BB.8 Index	(3,725)	30,000	3,489	10/17/57	(500 bp) —	(261)
					Monthly
CMBX NA BB.9 Index	(69,054)	669,000	39,605	9/17/58	(500 bp) —	(30,007)
					Monthly
CMBX NA BB.9 Index	(6,258)	97,000	5,742	9/17/58	(500 bp) —	(597)
					Monthly
CMBX NA BB.9 Index	(4,065)	63,000	3,730	9/17/58	(500 bp) —	(388)
					Monthly
CMBX NA BBB–.6 Index	(553)	5,000	423	5/11/63	(300 bp) —	(133)
					Monthly
Credit Suisse International
CMBX NA BB.10 Index	(12,542)	94,000	8,197	11/17/59	(500 bp) —	(4,423)
					Monthly
CMBX NA BB.10 Index	(11,178)	94,000	8,197	11/17/59	(500 bp) —	(3,060)
					Monthly
CMBX NA BB.10 Index	(6,091)	49,000	4,273	11/17/59	(500 bp) —	(1,859)
					Monthly
CMBX NA BB.7 Index	(53,129)	323,000	23,062	1/17/47	(500 bp) —	(30,336)
					Monthly
CMBX NA BB.7 Index	(2,136)	121,000	18,852	5/11/63	(500 bp) —	16,615
					Monthly
CMBX NA BB.7 Index	(38,184)	207,000	14,780	1/17/47	(500 bp) —	(23,577)
					Monthly
CMBX NA BB.8 Index	(2,804)	16,000	1,861	10/17/57	(500 bp) —	(956)
					Monthly
CMBX NA BB.9 Index	(33,583)	335,000	19,832	9/17/58	(500 bp) —	(14,030)
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(8,695)	85,000	13,243	5/11/63	(500 bp) —	4,477
					Monthly
CMBX NA BB.7 Index	(3,481)	23,000	1,642	1/17/47	(500 bp) —	(1,858)
					Monthly
CMBX NA BB.6 Index	(18,117)	124,000	19,319	5/11/63	(500 bp) —	1,099
					Monthly
CMBX NA BB.7 Index	(48,016)	284,000	20,278	1/17/47	(500 bp) —	(27,975)
					Monthly

Dynamic Asset Allocation Conservative Fund 85

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/19 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BB.7 Index	$(50,559)	$249,000	$17,779	1/17/47	(500 bp) —	$(32,988)
					Monthly
CMBX NA BB.7 Index	(2,949)	18,000	1,285	1/17/47	(500 bp) —	(1,679)
					Monthly
CMBX NA BB.9 Index	(595)	5,000	296	9/17/58	(500 bp) —	(303)
					Monthly
CMBX NA BB.9 Index	(602)	5,000	296	9/17/58	(500 bp) —	(310)
					Monthly
JPMorgan Securities LLC
CMBX NA BB.12 Index	(8,845)	97,000	7,653	8/17/61	(500 bp) —	(1,273)
					Monthly
CMBX NA BB.6 Index	(8,773)	61,000	9,504	5/11/63	(500 bp) —	680
					Monthly
CMBX NA BB.6 Index	(5,185)	39,000	6,076	5/11/63	(500 bp) —	859
					Monthly
CMBX NA BB.7 Index	(253)	2,000	143	1/17/47	(500 bp) —	(112)
					Monthly
CMBX NA BB.9 Index	(2,265)	16,000	947	9/17/58	(500 bp) —	(1,331)
					Monthly
CMBX NA BBB–.7 Index	(13,584)	358,000	5,585	1/17/47	(300 bp) —	(8,178)
					Monthly
CMBX NA BBB–.7 Index	(2,178)	60,000	936	1/17/47	(300 bp) —	(1,272)
					Monthly
Merrill Lynch International
CMBX NA BB.10 Index	(4,743)	45,000	3,924	11/17/59	(500 bp) —	(856)
					Monthly
CMBX NA BB.10 Index	(5,349)	45,000	3,924	11/17/59	(500 bp) —	(1,463)
					Monthly
CMBX NA BB.9 Index	(17,911)	175,000	10,360	9/17/58	(500 bp) —	(7,697)
					Monthly
CMBX NA BB.9 Index	(2,844)	48,000	2,842	9/17/58	(500 bp) —	(36)
					Monthly
CMBX NA BBB–.7 Index	(2,376)	29,000	452	1/17/47	(300 bp) —	(1,939)
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.7 Index	(7,030)	69,000	1,076	1/17/47	(300 bp) —	(5,989)
					Monthly
CMBX NA BB.10 Index	(4,719)	45,000	3,924	11/17/59	(500 bp) —	(833)
					Monthly
CMBX NA BB.11 Index	(3,049)	32,000	2,358	11/18/54	(500 bp) —	(718)
					Monthly
CMBX NA BB.7 Index	(23,139)	120,000	8,568	1/17/47	(500 bp) —	(14,671)
					Monthly
CMBX NA BB.7 Index	(9,251)	46,000	3,284	1/17/47	(500 bp) —	(6,005)
					Monthly
CMBX NA BB.7 Index	(4,238)	21,000	1,499	1/17/47	(500 bp) —	(2,756)
					Monthly

86 Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/19 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.9 Index	$(4,433)	$59,000	$3,493	9/17/58	(500 bp) —	$(989)
					Monthly
CMBX NA BB.9 Index	(2,813)	32,000	1,894	9/17/58	(500 bp) —	(946)
					Monthly
CMBX NA BB.9 Index	(2,651)	31,000	1,835	9/17/58	(500 bp) —	(842)
					Monthly
CMBX NA BB.9 Index	(1,585)	11,000	651	9/17/58	(500 bp) —	(943)
					Monthly
CMBX NA BB.9 Index	(1,213)	10,000	592	9/17/58	(500 bp) —	(629)
					Monthly
CMBX NA BB.9 Index	(606)	5,000	296	9/17/58	(500 bp) —	(314)
					Monthly
Upfront premium received	—	Unrealized appreciation				23,730
Upfront premium (paid)	(547,525)	Unrealized (depreciation)				(249,511)
Total	$(547,525)	Total				$(225,781)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/19
		Upfront
		premium			Termi-	Payments	Unrealized
		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 33	B+/P	$(1,103,870)	$16,457,000	$1,103,886	12/20/24	500 bp —	$6,874
Index						Quarterly
NA IG Series 33	BBB+/P	(1,430,329)	70,200,000	1,395,576	12/20/24	100 bp —	(21,102)
Index						Quarterly
Total		$(2,534,199)					$(14,228)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2019. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Dynamic Asset Allocation Conservative Fund 87

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/19
	Upfront
	premium			Termi-	Payments	Unrealized
Referenced	received	Notional		nation	(paid)	appreciation/
debt*	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 33	$767,572	$11,540,000	$774,069	12/20/24	(500 bp) —	$(11,306)
Index					Quarterly
Total	$767,572					$(11,306)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$15,361,412	$—	$—
Capital goods	29,435,615	—	—
Communication services	24,532,440	—	—
Conglomerates	3,573,519	—	—
Consumer cyclicals	60,488,014	—	—
Consumer staples	44,721,667	—	—
Energy	19,766,436	—	2,501
Financials	80,521,093	—	—
Health care	55,580,764	—	—
Technology	98,237,416	—	—
Transportation	11,436,335	—	—
Utilities and power	18,730,553	25,708	—
Total common stocks	462,385,264	25,708	2,501

Asset-backed securities	—	8,164,333	—
Convertible bonds and notes	—	45,810	—
Convertible preferred stocks	—	113,920	2,200
Corporate bonds and notes	—	268,585,385	88
Foreign government and agency bonds and notes	—	8,740,509	—
Mortgage-backed securities	—	43,327,826	—
Preferred stocks	—	53,337	—
Purchased options outstanding	—	222,415	—
Senior loans	—	1,346,715	—
U.S. government and agency mortgage obligations	—	212,871,144	—
U.S. treasury obligations	—	116,072	—
Short-term investments	140,006,994	15,933,131	—
Totals by level	$602,392,258	$559,546,305	$4,789

88 Dynamic Asset Allocation Conservative Fund

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(252,960)	$—
Futures contracts	(843,704)	—	—
Written options outstanding	—	(78,049)	—
TBA sale commitments	—	(4,070,781)	—
Interest rate swap contracts	—	(135,891)	—
Total return swap contracts	—	559,852	—
Credit default contracts	—	1,739,430	—
Totals by level	$(843,704)	$(2,238,399)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund 89

Statement of assets and liabilities 9/30/19

ASSETS
Investment in securities, at value, including $2,738,843 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $936,279,801)	$1,019,372,758
Affiliated issuers (identified cost $142,570,594) (Notes 1 and 5)	142,570,594
Cash	32,432
Foreign currency (cost $209,192) (Note 1)	208,352
Dividends, interest and other receivables	4,690,280
Receivable for shares of the fund sold	13,537,847
Receivable for investments sold	963,992
Receivable for sales of TBA securities (Note 1)	4,078,867
Receivable for variation margin on futures contracts (Note 1)	358,084
Receivable for variation margin on centrally cleared swap contracts (Note 1)	2,768,329
Unrealized appreciation on forward currency contracts (Note 1)	728,297
Unrealized appreciation on OTC swap contracts (Note 1)	1,502,468
Premium paid on OTC swap contracts (Note 1)	550,255
Prepaid assets	37,386
Total assets	1,191,399,941

LIABILITIES
Payable for investments purchased	1,499,811
Payable for purchases of delayed delivery securities (Note 1)	921,010
Payable for purchases of TBA securities (Note 1)	70,811,619
Payable for shares of the fund repurchased	1,161,283
Payable for compensation of Manager (Note 2)	463,641
Payable for custodian fees (Note 2)	106,269
Payable for investor servicing fees (Note 2)	226,714
Payable for Trustee compensation and expenses (Note 2)	204,129
Payable for administrative services (Note 2)	4,201
Payable for distribution fees (Note 2)	416,261
Payable for variation margin on futures contracts (Note 1)	922,392
Payable for variation margin on centrally cleared swap contracts (Note 1)	2,676,750
Unrealized depreciation on OTC swap contracts (Note 1)	804,523
Premium received on OTC swap contracts (Note 1)	690,011
Unrealized depreciation on forward currency contracts (Note 1)	981,257
Written options outstanding, at value (premiums $189,080) (Note 1)	78,049
TBA sale commitments, at value (proceeds receivable $4,075,742) (Note 1)	4,070,781
Collateral on securities loaned, at value (Note 1)	2,793,600
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 9)	346,072
Other accrued expenses	271,969
Total liabilities	89,450,342

Net assets	$1,101,949,599

(Continued on next page)

90 Dynamic Asset Allocation Conservative Fund

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,005,415,319
Total distributable earnings (Note 1)	96,534,280
Total — Representing net assets applicable to capital shares outstanding	$1,101,949,599

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($472,811,326 divided by 43,945,228 shares)	$10.76
Offering price per class A share (100/94.25 of $10.76)*	$11.42
Net asset value and offering price per class B share ($11,609,182 divided by 1,088,430 shares)**	$10.67
Net asset value and offering price per class C share ($108,581,878 divided by 10,233,969 shares)**	$10.61
Net asset value and redemption price per class M share ($7,924,983 divided by 745,768 shares)	$10.63
Offering price per class M share (100/96.50 of $10.63)*	$11.02
Net asset value, offering price and redemption price per class P share
($144,175,470 divided by 13,350,823 shares)	$10.80
Net asset value, offering price and redemption price per class R share
($10,450,571 divided by 942,980 shares)	$11.08
Net asset value, offering price and redemption price per class R5 share
($5,780,714 divided by 535,194 shares)	$10.80
Net asset value, offering price and redemption price per class R6 share
($116,455,991 divided by 10,774,358 shares)	$10.81
Net asset value, offering price and redemption price per class Y share
($224,159,484 divided by 20,746,296 shares)	$10.80

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund 91

Statement of operations Year ended 9/30/19

INVESTMENT INCOME
Interest (net of foreign tax of $1,986) (including interest income of $2,348,036 from investments
in affiliated issuers) (Note 5)	$21,398,098
Dividends (net of foreign tax of $269,371)	11,236,252
Securities lending (net of expenses) (Notes 1 and 5)	17,097
Total investment income	32,651,447

EXPENSES
Compensation of Manager (Note 2)	5,543,660
Investor servicing fees (Note 2)	1,372,125
Custodian fees (Note 2)	124,842
Trustee compensation and expenses (Note 2)	47,585
Distribution fees (Note 2)	2,510,669
Administrative services (Note 2)	31,929
Other	528,639
Total expenses	10,159,449
Expense reduction (Note 2)	(14,306)
Net expenses	10,145,143

Net investment income	22,506,304

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(4,877,196)
Foreign currency transactions (Note 1)	(5,710)
Forward currency contracts (Note 1)	(713,172)
Futures contracts (Note 1)	3,107,535
Swap contracts (Note 1)	2,646,824
Written options (Note 1)	94,647
Total net realized gain	252,928
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	16,008,110
Assets and liabilities in foreign currencies	(6,488)
Forward currency contracts	(302,354)
Futures contracts	3,077,133
Swap contracts	318,190
Written options	109,021
Total change in net unrealized appreciation	19,203,612

Net gain on investments	19,456,540

Net increase in net assets resulting from operations	$41,962,844

The accompanying notes are an integral part of these financial statements.

92 Dynamic Asset Allocation Conservative Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 9/30/19	Year ended 9/30/18
Operations
Net investment income	$22,506,304	$22,066,964
Net realized gain on investments
and foreign currency transactions	252,928	30,136,975
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	19,203,612	(17,878,496)
Net increase in net assets resulting from operations	41,962,844	34,325,443
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(9,805,205)	(8,785,799)
Class B	(174,645)	(183,747)
Class C	(1,514,089)	(1,367,213)
Class M	(127,457)	(106,944)
Class P	(3,039,838)	(2,309,946)
Class R	(181,709)	(162,475)
Class R5	(131,370)	(123,481)
Class R6	(2,664,129)	(2,546,846)
Class Y	(5,017,574)	(4,659,815)
Net realized short-term gain on investments
Class A	—	(676,001)
Class B	—	(26,062)
Class C	—	(192,699)
Class M	—	(11,116)
Class P	—	(144,272)
Class R	—	(15,918)
Class R5	—	(8,492)
Class R6	—	(158,258)
Class Y	—	(323,178)
From net realized long-term gain on investments
Class A	(12,171,725)	(2,704,005)
Class B	(369,041)	(104,249)
Class C	(2,938,732)	(770,796)
Class M	(200,959)	(44,464)
Class P	(3,099,098)	(577,088)
Class R	(261,554)	(63,671)
Class R5	(149,195)	(33,966)
Class R6	(2,745,207)	(633,034)
Class Y	(5,603,324)	(1,292,710)
Increase (decrease) from capital share transactions (Note 4)	10,445,580	(31,540,551)
Total increase (decrease) in net assets	2,213,573	(25,241,353)

NET ASSETS
Beginning of year	1,099,736,026	1,124,977,379
End of year	$1,101,949,599	$1,099,736,026

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund 93

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
September 30, 2019	$10.86	.22	.18	.40	(.22)	(.28)	(.50)	$10.76	3.98	$472,811	1.00	2.07	173
September 30, 2018	10.79	.21	.13	.34	(.19)	(.08)	(.27)	10.86	3.17	485,387.99		1.95	166
September 30, 2017	10.32	.18	.52	.70	(.17)	(.06)	(.23)	10.79	6.82	490,389	1.01	1.74	327
September 30, 2016	10.46	.15	.48	.63	(.19)	(.58)	(.77)	10.32	6.37	519,767	1.04[e]	1.44[e]	614
September 30, 2015	11.14	.15	.03	.18	(.19)	(.67)	(.86)	10.46	1.58	463,857	1.02	1.41	559
Class B
September 30, 2019	$10.77	.14	.18	.32	(.14)	(.28)	(.42)	$10.67	3.24	$11,609	1.75	1.31	173
September 30, 2018	10.71	.13	.12	.25	(.11)	(.08)	(.19)	10.77	2.33	15,589	1.74	1.18	166
September 30, 2017	10.23	.10	.53	.63	(.09)	(.06)	(.15)	10.71	6.17	19,195	1.76	.98	327
September 30, 2016	10.39	.07	.47	.54	(.12)	(.58)	(.70)	10.23	5.43	21,084	1.79[e]	.68[e]	614
September 30, 2015	11.06	.07	.04	.11	(.11)	(.67)	(.78)	10.39	.94	20,513	1.77	.65	559
Class C
September 30, 2019	$10.71	.14	.18	.32	(.14)	(.28)	(.42)	$10.61	3.27	$108,582	1.75	1.32	173
September 30, 2018	10.66	.13	.11	.24	(.11)	(.08)	(.19)	10.71	2.25	117,639	1.74	1.19	166
September 30, 2017	10.19	.10	.52	.62	(.09)	(.06)	(.15)	10.66	6.12	133,084	1.76	1.00	327
September 30, 2016	10.35	.07	.47	.54	(.12)	(.58)	(.70)	10.19	5.47	129,657	1.79[e]	.68[e]	614
September 30, 2015	11.02	.07	.04	.11	(.11)	(.67)	(.78)	10.35	.97	79,407	1.77	.66	559
Class M
September 30, 2019	$10.73	.16	.19	.35	(.17)	(.28)	(.45)	$10.63	3.52	$7,925	1.50	1.57	173
September 30, 2018	10.67	.15	.13	.28	(.14)	(.08)	(.22)	10.73	2.59	7,940	1.49	1.44	166
September 30, 2017	10.20	.12	.52	.64	(.11)	(.06)	(.17)	10.67	6.34	9,561	1.51	1.14	327
September 30, 2016	10.35	.09	.48	.57	(.14)	(.58)	(.72)	10.20	5.83	16,801	1.54[e]	.93[e]	614
September 30, 2015	11.03	.10	.03	.13	(.14)	(.67)	(.81)	10.35	1.10	10,541	1.52	.91	559
Class P
September 30, 2019	$10.89	.26	.19	.45	(.26)	(.28)	(.54)	$10.80	4.48	$144,175.60		2.47	173
September 30, 2018	10.83	.25	.13	.38	(.24)	(.08)	(.32)	10.89	3.47	120,496.60		2.35	166
September 30, 2017	10.35	.23	.52	.75	(.21)	(.06)	(.27)	10.83	7.31	102,483.61		2.19	327
September 30, 2016†	10.35	.01	.01	.02	(.02)	—	(.02)	10.35	.18*	71,630	.05*	.14*	614
Class R
September 30, 2019	$11.17	.20	.18	.38	(.19)	(.28)	(.47)	$11.08	3.69	$10,451	1.25	1.82	173
September 30, 2018	11.09	.19	.14	.33	(.17)	(.08)	(.25)	11.17	2.91	10,407	1.24	1.69	166
September 30, 2017	10.60	.16	.53	.69	(.14)	(.06)	(.20)	11.09	6.57	12,207	1.26	1.52	327
September 30, 2016	10.73	.12	.50	.62	(.17)	(.58)	(.75)	10.60	6.05	11,033	1.29[e]	1.16[e]	614
September 30, 2015	11.40	.13	.03	.16	(.16)	(.67)	(.83)	10.73	1.38	5,256	1.27	1.16	559

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

94 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 95

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class R5
September 30, 2019	$10.90	.25	.18	.43	(.25)	(.28)	(.53)	$10.80	4.26	$5,781.71		2.36	173
September 30, 2018	10.83	.24	.14	.38	(.23)	(.08)	(.31)	10.90	3.45	5,651.71		2.24	166
September 30, 2017	10.35	.19	.54	.73	(.19)	(.06)	(.25)	10.83	7.17	105.72		1.84	327
September 30, 2016	10.49	.18	.48	.66	(.22)	(.58)	(.80)	10.35	6.68	828	.73[e]	1.74[e]	614
September 30, 2015	11.16	.19	.04	.23	(.23)	(.67)	(.90)	10.49	1.98	237.73		1.71	559
Class R6
September 30, 2019	$10.90	.26	.19	.45	(.26)	(.28)	(.54)	$10.81	4.42	$116,456.64		2.43	173
September 30, 2018	10.84	.25	.12	.37	(.23)	(.08)	(.31)	10.90	3.40	106,430.64		2.31	166
September 30, 2017	10.35	.23	.52	.75	(.20)	(.06)	(.26)	10.84	7.36	113,578.65		2.16	327
September 30, 2016	10.50	.18	.48	.66	(.23)	(.58)	(.81)	10.35	6.64	71,314	.66[e]	1.78[e]	614
September 30, 2015	11.17	.20	.03	.23	(.23)	(.67)	(.90)	10.50	2.04	16,011.66		1.80	559
Class Y
September 30, 2019	$10.90	.24	.18	.42	(.24)	(.28)	(.52)	$10.80	4.20	$224,159.75		2.32	173
September 30, 2018	10.83	.24	.13	.37	(.22)	(.08)	(.30)	10.90	3.39	230,196.74		2.20	166
September 30, 2017	10.35	.21	.52	.73	(.19)	(.06)	(.25)	10.83	7.14	244,376.76		2.04	327
September 30, 2016	10.50	.17	.48	.65	(.22)	(.58)	(.80)	10.35	6.51	177,068	.79[e]	1.68[e]	614
September 30, 2015	11.17	.18	.04	.22	(.22)	(.67)	(.89)	10.50	1.92	133,945.77		1.66	559

* Not annualized.

† For the period August 31, 2016 (commencement of operations) to September 30, 2016.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

96 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 97

Notes to financial statements 9/30/19

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2018 through September 30, 2019.

Putnam Dynamic Asset Allocation Conservative Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek total return consistent with preservation of capital. Total return is composed of capital appreciation and income. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range for the fund to try to optimize the fund’s performance consistent with its goal. The fund invests mainly in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. The fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. Putnam Management may also select other investments that do not fall within these asset classes. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class P, class R, class R5, class R6 and class Y shares. Effective November 25, 2019, class M shares will no longer be available for purchase and will convert automatically to class A shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class P, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class P, class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

98 Dynamic Asset Allocation Conservative Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Dynamic Asset Allocation Conservative Fund 99

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

100 Dynamic Asset Allocation Conservative Fund

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate

Dynamic Asset Allocation Conservative Fund 101

swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty

102 Dynamic Asset Allocation Conservative Fund

risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $545,712 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs

Dynamic Asset Allocation Conservative Fund 103

resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $482,421 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $418,252 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $2,793,600 and the value of securities loaned amounted to $2,738,843.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, foreign currency gains and losses, unrealized gains and losses on certain futures contracts, income on swap contracts

104 Dynamic Asset Allocation Conservative Fund

and interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $280,345 to increase undistributed net investment income, $3,907 to increase paid-in capital and $284,252 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$99,696,111
Unrealized depreciation	(20,255,888)
Net unrealized appreciation	79,440,223
Undistributed ordinary income	14,169,312
Undistributed long-term gain	3,064,535
Cost for federal income tax purposes	$1,079,421,026

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,
0.630%	of the next $5 billion,	0.460%	of the next $50 billion,
0.580%	of the next $10 billion,	0.450%	of the next $100 billion and
0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.521% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Dynamic Asset Allocation Conservative Fund 105

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$735,998	Class R	16,077
Class B	20,315	Class R5	6,648
Class C	172,731	Class R6	54,904
Class M	12,327	Class Y	340,887
Class P	12,238	Total	$1,372,125

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $12,253 under the expense offset arrangements and by $2,053 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $761, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the

106 Dynamic Asset Allocation Conservative Fund

following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,171,738
Class B	1.00%	1.00%	129,322
Class C	1.00%	1.00%	1,099,579
Class M	1.00%	0.75%	58,855
Class R	1.00%	0.50%	51,175
Total			$2,510,669

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $71,572 and $1,189 from the sale of class A and class M shares, respectively, and received $2,508 and $1,746 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $193 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$1,692,308,679	$1,709,777,050
U.S. government securities (Long-term)	—	—
Total	$1,692,308,679	$1,709,777,050

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class A	Shares	Amount	Shares	Amount
Shares sold	5,884,305	$61,566,512	8,381,885	$90,360,389
Shares issued in connection with
reinvestment of distributions	2,073,426	21,150,429	1,071,567	11,622,526
	7,957,731	82,716,941	9,453,452	101,982,915
Shares repurchased	(8,725,599)	(91,544,472)	(10,172,752)	(109,985,130)
Net decrease	(767,868)	$(8,827,531)	(719,300)	$(8,002,215)

Dynamic Asset Allocation Conservative Fund 107

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class B	Shares	Amount	Shares	Amount
Shares sold	65,787	$683,238	72,100	$774,526
Shares issued in connection with
reinvestment of distributions	48,863	490,827	26,577	286,558
	114,650	1,174,065	98,677	1,061,084
Shares repurchased	(474,201)	(4,915,652)	(443,467)	(4,749,924)
Net decrease	(359,551)	$(3,741,587)	(344,790)	$(3,688,840)

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class C	Shares	Amount	Shares	Amount
Shares sold	1,703,851	$17,572,198	2,841,505	$30,354,104
Shares issued in connection with
reinvestment of distributions	426,265	4,265,810	204,087	2,190,244
	2,130,116	21,838,008	3,045,592	32,544,348
Shares repurchased	(2,876,826)	(29,725,263)	(4,554,054)	(48,357,108)
Net decrease	(746,710)	$(7,887,255)	(1,508,462)	$(15,812,760)

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class M	Shares	Amount	Shares	Amount
Shares sold	127,266	$1,294,421	106,072	$1,134,438
Shares issued in connection with
reinvestment of distributions	32,116	322,820	14,680	157,553
	159,382	1,617,241	120,752	1,291,991
Shares repurchased	(153,648)	(1,587,478)	(276,627)	(2,974,020)
Net increase (decrease)	5,734	$29,763	(155,875)	$(1,682,029)

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class P	Shares	Amount	Shares	Amount
Shares sold	5,293,038	$55,981,653	4,124,321	$44,816,941
Shares issued in connection with
reinvestment of distributions	598,695	6,138,936	278,862	3,031,306
	5,891,733	62,120,589	4,403,183	47,848,247
Shares repurchased	(3,602,341)	(37,940,924)	(2,804,283)	(30,425,390)
Net increase	2,289,392	$24,179,665	1,598,900	$17,422,857

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class R	Shares	Amount	Shares	Amount
Shares sold	230,886	$2,490,620	218,004	$2,423,419
Shares issued in connection with
reinvestment of distributions	38,773	406,555	18,319	204,431
	269,659	2,897,175	236,323	2,627,850
Shares repurchased	(258,725)	(2,784,358)	(404,603)	(4,510,736)
Net increase (decrease)	10,934	$112,817	(168,280)	$(1,882,886)

108 Dynamic Asset Allocation Conservative Fund

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class R5	Shares	Amount	Shares	Amount
Shares sold	76,693	$812,361	628,567	$6,826,695
Shares issued in connection with
reinvestment of distributions	27,386	280,565	15,244	165,939
	104,079	1,092,926	643,811	6,992,634
Shares repurchased	(87,506)	(904,206)	(134,897)	(1,460,363)
Net increase	16,573	$188,720	508,914	$5,532,271

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class R6	Shares	Amount	Shares	Amount
Shares sold	3,130,445	$32,939,741	3,462,995	$37,622,911
Shares issued in connection with
reinvestment of distributions	526,801	5,409,336	306,627	3,338,138
	3,657,246	38,349,077	3,769,622	40,961,049
Shares repurchased	(2,645,588)	(27,902,616)	(4,488,872)	(48,848,171)
Net increase (decrease)	1,011,658	$10,446,461	(719,250)	$(7,887,122)

	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	4,743,271	$49,899,114	6,043,072	$65,642,275
Shares issued in connection with
reinvestment of distributions	987,724	10,124,065	530,852	5,777,305
	5,730,995	60,023,179	6,573,924	71,419,580
Shares repurchased	(6,108,405)	(64,078,652)	(8,011,766)	(86,959,407)
Net decrease	(377,410)	$(4,055,473)	(1,437,842)	$(15,539,827)

At the close of the reporting period, the Putnam RetirementReady Funds owned 11.9% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/18	cost	proceeds	income	of 9/30/19
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$659,050	$51,246,631	$49,112,081	$83,177	$2,793,600
Putnam Short Term
Investment Fund**	98,088,027	285,473,563	243,784,596	2,348,036	139,776,994
Total Short-term
investments	$98,747,077	$336,720,194	$292,896,677	$2,431,213	$142,570,594

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Dynamic Asset Allocation Conservative Fund 109

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased currency option contracts (contract amount)	$16,900,000
Written currency option contracts (contract amount)	$18,700,000
Futures contracts (number of contracts)	4,000
Forward currency contracts (contract amount)	$157,800,000
Centrally cleared interest rate swap contracts (notional)	$193,000,000
OTC total return swap contracts (notional)	$87,200,000
OTC credit default contracts (notional)	$18,800,000
Centrally cleared credit default contracts (notional)	$91,500,000
Warrants (number of warrants)	200

110 Dynamic Asset Allocation Conservative Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Credit contracts	appreciation	$2,873,214*	Unrealized depreciation	$1,133,784*
Foreign exchange
contracts	Investments, Receivables	950,712	Payables	1,059,306
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	3,375,890*	Unrealized depreciation	1,374,040*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	241,019*	Unrealized depreciation	2,662,612*
Total		$7,440,835		$6,229,742

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$2,178,329	$2,178,329
Foreign exchange
contracts	—	80,193	—	(713,172)	—	(632,979)
Equity contracts	12	—	(9,226,058)	—	112,874	(9,113,172)
Interest rate
contracts	—	—	12,333,593	—	355,621	12,689,214
Total	$12	$80,193	$3,107,535	$(713,172)	$2,646,824	$5,121,392

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(165,828)	$(165,828)
Foreign exchange
contracts	—	14,827	—	(302,354)	—	(287,527)
Equity contracts	(72)	—	2,499,848	—	432,523	2,932,299
Interest rate
contracts	—	—	577,285	—	51,495	628,780
Total	$(72)	$14,827	$3,077,133	$(302,354)	$318,190	$3,107,724

Dynamic Asset Allocation Conservative Fund 111

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$ 2,680,317	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$ 2,680,317
OTC Total return swap contracts*#	—	2,145	—	—	470,842	—	—	628,247	—	—	507	—	—	—	—	—	—	1,101,741
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	359	5,614	8,370	—	—	12,696	379	854	—	—	—	—	28,272
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	72,693	98,021	73,477	—	—	30,456	21,232	29,092	—	—	—	—	324,971
Centrally cleared credit default contracts§	—	—	88,012	—	—	—	—	—	—	—	—	—	—	—	—	—	—	88,012
Futures contracts§	—	—	—	339,771	—	—	—	—	—	—	18,313	—	—	—	—	—	—	358,084
Forward currency contracts#	94,172	71,131	—	—	60,585	—	1,621	202,201	112,330	139,864	—	—	—	12,848	15,688	16,219	1,638	728,297
Purchased options**#	71,795	—	—	—	75,310	—	—	75,310	—	—	—	—	—	—	—	—	—	222,415
Total Assets	$165,967	$73,276	$2,768,329	$339,771	$606,737	$73,052	$105,256	$987,605	$112,330	$139,864	$61,972	$21,611	$29,946	$12,848	$15,688	$16,219	$1,638	$5,532,109
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	2,676,750	—	—	—	—	—	—	—	—	—	—	—	—	—	—	2,676,750
OTC Total return swap contracts*#	—	1,061	—	—	500,120	—	21	40,681	—	—	6	—	—	—	—	—	—	541,889
OTC Credit default contracts —
protection sold*#	8,999	—	—	—	—	54,599	19,932	173,766	—	—	39,536	7,065	47,782	—	—	—	—	351,679
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	3,227	—	—	—	—	—	—	—	—	—	—	—	3,227
Centrally cleared credit default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	842,470	—	—	—	—	—	—	79,922	—	—	—	—	—	—	922,392
Forward currency contracts#	272,125	19,691	—	—	102,928	—	54,619	51,143	58,511	61,755	—	—	—	202,302	52,016	50,840	55,327	981,257
Written options#	—	—	—	—	39,025	—	—	39,024	—	—	—	—	—	—	—	—	—	78,049
Total Liabilities	$281,124	$20,752	$2,676,750	$842,470	$642,073	$57,826	$74,572	$304,614	$58,511	$61,755	$119,464	$7,065	$47,782	$202,302	$52,016	$50,840	$55,327	$5,555,243
Total Financial and Derivative
Net Assets	$(115,157)	$52,524	$91,579	$(502,699)	$(35,336)	$15,226	$30,684	$682,991	$53,819	$78,109	$(57,492)	$14,546	$(17,836)	$(189,454)	$(36,328)	$(34,621)	$(53,689)	$(23,134)
Total collateral received (pledged)†##	$(115,157)	$—	$—	$—	$(30,885)	$—	$30,684	$545,712	$53,819	$78,109	$—	$—	$(17,836)	$(120,940)	$(36,328)	$—	$—
Net amount	$—	$52,524	$91,579	$(502,699)	$(4,451)	$15,226	$—	$137,279	$—	$—	$(57,492)	$14,546	$—	$(68,514)	$—	$(34,621)	$(53,689)

112 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 113

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$—	$—	$—	$110,000	$—	$116,072	$120,000	$—	$—	$—	$—	$—	$—	$—	$346,072
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$545,712	$—	$—	$—	$—	$—	$—	$—	$—	$—	$545,712
Collateral (pledged) (including
TBA commitments)**	$(121,756)	$—	$—	$—	$(30,885)	$—	$—	$—	$—	$—	$—	$—	$(22,915)	$(120,940)	$(121,756)	$—	$—	$(418,252)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $8,501,707 and $2,638,901, respectively.

Note 10: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

114 Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund 115

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $3,672,730 as a capital gain dividend with respect to the taxable year ended September 30, 2019, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 31.02% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 44.74%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $14,618,429 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2020 will show the tax status of all distributions paid to your account in calendar 2019.

116 Dynamic Asset Allocation Conservative Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Treasurer of the Board and Chair of the Finance Committee, The Denver Foundation. Member of the Finance Committee, the Children's Hospital of Colorado. Senior Advisor to First Reserve, an energy and private equity firm.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, an independent natural gas and oil exploration and production company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Head of the MIT Department of Economics from 1994 to 1998 and Director of the MIT Center for Energy and Environmental Policy Research from 1999 through 2007. From 2008 to 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Member Emeritus of the Board of Advisors of the Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Dynamic Asset Allocation Conservative Fund 117

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of September 30, 2019, there were 91 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

118 Dynamic Asset Allocation Conservative Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Richard T. Kircher (Born 1962)
Vice President and Chief Legal Officer	Vice President and BSA Compliance Officer
Since 2011	Since 2019
General Counsel, Putnam Investments,	Assistant Director, Operational Compliance, Putnam
Putnam Management, and Putnam Retail Management	Investments and Putnam Retail Management

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Mark C. Trenchard (Born 1962)
Since 2004	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

Dynamic Asset Allocation Conservative Fund 119

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Capital Spectrum Fund	Diversified Income Trust
Emerging Markets Equity Fund	Floating Rate Income Fund
Equity Spectrum Fund	Global Income Trust
Focused Equity Fund	Government Money Market Fund*
Global Equity Fund	High Yield Fund
International Capital Opportunities Fund	Income Fund
International Equity Fund	Money Market Fund†
Multi-Cap Core Fund	Mortgage Opportunities Fund
Research Fund	Mortgage Securities Fund
Short Duration Bond Fund
Global Sector	Ultra Short Duration Income Fund
Global Health Care Fund
Global Technology Fund	Tax-free Income
AMT-Free Municipal Fund
Growth	Intermediate-Term Municipal Income Fund
Growth Opportunities Fund	Short-Term Municipal Income Fund
International Growth Fund	Tax Exempt Income Fund
Small Cap Growth Fund	Tax-Free High Yield Fund
Sustainable Future Fund
Sustainable Leaders Fund	State tax-free income funds‡:
California, Massachusetts, Minnesota,
Value	New Jersey, New York, Ohio, and Pennsylvania.
Convertible Securities Fund
Equity Income Fund
International Value Fund
Small Cap Value Fund

120 Dynamic Asset Allocation Conservative Fund

Absolute Return	Asset Allocation
Fixed Income Absolute Return Fund	Dynamic Risk Allocation Fund
Multi-Asset Absolute Return Fund	George Putnam Balanced Fund

Putnam PanAgora**	Dynamic Asset Allocation Balanced Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Market Neutral Fund	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Risk Parity Fund
Retirement Income Fund Lifestyle 1

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Dynamic Asset Allocation Conservative Fund 121

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

122 Dynamic Asset Allocation Conservative Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
The Putnam Advisory Company, LLC	Manoj P. Singh	Compliance Officer
100 Federal Street
Boston, MA 02110	Officers	Susan G. Malloy
	Robert L. Reynolds	Vice President and
Marketing Services	President	Assistant Treasurer
Putnam Retail Management
100 Federal Street	Robert T. Burns	Denere P. Poulack
Boston, MA 02110	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Custodian
State Street Bank	James F. Clark	Janet C. Smith
and Trust Company	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Legal Counsel		Principal Accounting Officer,
Ropes & Gray LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
Independent Registered Public	Proxy Voting and Corporate	Mark C. Trenchard
Accounting Firm	Governance, Assistant Clerk,	Vice President
PricewaterhouseCoopers LLP	and Assistant Treasurer

Dynamic Asset Allocation Conservative Fund 123

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Conservative Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

124 Dynamic Asset Allocation Conservative Fund

Putnam INVESTMENTS

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Boston, MA 02110

1-800-225-1581
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AN060 318423 11/19

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2019	$158,852	$ —	$28,288	$ —
September 30, 2018	$160,527	$2,554*	$30,008	$1,542

*	Fees billed to the fund for services relating to a review of certain trading activity that was the subject of a settlement between Putnam Investment Management, LLC and the Securities and Exchange Commission.

For the fiscal years ended September 30, 2019 and September 30, 2018, the fund's independent auditor billed aggregate non-audit fees in the amounts of $575,272 and $558,504 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2019	$ —	$546,984	$ —	$ —
September 30, 2018	$ —	$524,401	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 26, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: November 26, 2019